As filed with Securities and Exchange Commission on April 22, 2004



                                                             FILE NO. 333-109581


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                          POST-EFFECTIVE AMENDMENT NO. 1


                     TO FORM S-3 REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933
              ----------------------------------------------------
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
             (Exact Name of Registrant as specified in its Charter)

New York                                6311                        06-0992729
(State or other                 (Primary Standard               I.R.S. Employer
jurisdiction of         Industrial Classification Number)     Identification No.
incorporation or
organization)
                           733 THIRD AVENUE, 4TH FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 551-5440
               (Address, including zip code, and telephone number,
                      including area code, or registrant's
                          principal executive offices)

                            CHRISTINE A. NIXON, ESQ.
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       c/o AIG RETIREMENT SERVICES, INC.
                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
            (Name, address, including zip code, and telephone number,
                    including area code of agent for service)
               --------------------------------------------------

      Approximate date of commencement of proposed sale to the public: As soon after the effective date of this Registration Statement as is practicable.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

              ----------------------------------------------------

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), shall determine.





      Registrant is filing this Post-Effective Amendment No. 1 to make certain changes to the Registration Statement. Pursuant to oral permission to do so provided by Assistant Director William Kotapish to AIG SunAmerica Life Assurance Company, an affiliate of the Registrant, this Registration Statement contains multiple prospectuses with the substantially similar MVA feature. The Registrant does not intend for this Post-Effective Amendment No. 1 to delete from the Registration Statement, any document included in the Registration Statement but not filed herein, including any currently effective Prospectus or supplement thereto.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

                          FS VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE

             POLARIS CHOICE VARIABLE ANNUITY PROSPECTUS (F-3016-PRO)
                                DATED MAY 3, 2004

                     POLARIS II VARIABLE ANNUITY PROSPECTUS
                          (F-3023-PRO) AND (F-1319-PRO)
                                DATED MAY 3, 2004

--------------------------------------------------------------------------------

THIS SUPPLEMENT AMENDS THE PROSPECTUS DATED MAY 3, 2004.

THE CAPITAL PROTECTOR FEATURE IS NOT AVAILABLE AT THIS TIME. PLEASE CHECK WITH YOUR FINANCIAL REPRESENTATIVE FOR THE AVAILABILITY OF THIS FEATURE.

DATED:  MAY 3, 2004




                Please keep this Supplement with your Prospectus.

[POLARIS LOGO]                 [POLARIS II LOGO]

                                   PROSPECTUS

                                  MAY 3, 2004



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 FIRST SUNAMERICA LIFE INSURANCE COMPANY
important information about the                   in connection with
Polaris/Polaris II Variable Annuity.          FS VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices - both fixed
To learn more about the annuity               account options and Variable Portfolios listed below. The
offered by this prospectus, you can           fixed account options may include specified periods of 1, 3,
obtain a copy of the Statement of             5, 7 and 10 years and dollar cost averaging fixed accounts
Additional Information ("SAI") dated          for 6-month and 1-year periods. The Variable Portfolios are
May 3, 2004. The SAI has been filed           part of the American Funds Insurance Series ("AFIS"), the
with the Securities and Exchange              Anchor Series Trust ("AST"), the Lord Abbett Series Fund,
Commission ("SEC") and is                     Inc. ("LASF"), the SunAmerica Series Trust ("SAST") and the
incorporated by reference into this           Van Kampen Life Investment Trust ("VKT").
prospectus. The Table of Contents of
the SAI appears at the end of this            STOCKS:
prospectus. For a free copy of the              MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
SAI, call us at (800) 99NY-SUN or                  - Aggressive Growth Portfolio                      SAST
write to us at our Annuity Service                 - Blue Chip Growth Portfolio                       SAST
Center, P.O. Box 54299, Los Angeles,               - "Dogs" of Wall Street Portfolio*                 SAST
California 90054-0299.                             - Growth Opportunities Portfolio                   SAST
                                                MANAGED BY ALLIANCEBERNSTEIN
In addition, the SEC maintains a                   - Small & Mid Cap Value Portfolio                  SAST
website (http://www.sec.gov) that               MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
contains the SAI, materials                        - Alliance Growth Portfolio                        SAST
incorporated by reference and other                - Global Equities Portfolio                        SAST
information filed electronically with              - Growth-Income Portfolio                          SAST
the SEC by First SunAmerica Life                MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
Insurance Company.                                 - American Funds Global Growth Portfolio           AFIS
                                                   - American Funds Growth Portfolio                  AFIS
ANNUITIES INVOLVE RISKS, INCLUDING                 - American Funds Growth-Income Portfolio           AFIS
POSSIBLE LOSS OF PRINCIPAL, AND ARE             MANAGED BY DAVIS ADVISORS
NOT A DEPOSIT OR OBLIGATION OF, OR                 - Davis Venture Value Portfolio                    SAST
GUARANTEED OR ENDORSED BY, ANY BANK.               - Real Estate Portfolio                            SAST
THEY ARE NOT FEDERALLY INSURED BY THE           MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY
FEDERAL DEPOSIT INSURANCE                          - Federated American Leaders Portfolio*            SAST
CORPORATION, THE FEDERAL RESERVE                   - Telecom Utility Portfolio                        SAST
BOARD OR ANY OTHER AGENCY.                      MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
                                                   - Goldman Sachs Research Portfolio                 SAST
This variable annuity provides an               MANAGED BY LORD, ABBETT & CO
optional bonus feature called                      - Lord Abbett Series Fund Growth and Income
"Polaris Rewards". If you elect this                 Portfolio                                         LASF
feature, in exchange for bonuses                MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
credited to your contract, your                    - Marsico Growth Portfolio                         SAST
surrender charge schedule will be               MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
longer and greater than if you chose               - MFS Massachusetts Investors Trust Portfolio      SAST
not to elect this feature. These                   - MFS Mid Cap Growth Portfolio                     SAST
withdrawal charges may offset the               MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY LLC
value of any bonus, if you make an                 - Emerging Markets Portfolio                       SAST
early withdrawal.                                  - International Growth & Income Portfolio          SAST
                                                   - Putnam Growth: Voyager Portfolio                 SAST
                                                MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                   - Foreign Value Portfolio                          SAST
                                                MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT LLC
                                                   - International Diversified Equities Portfolio     SAST
                                                   - Technology Portfolio                             SAST
                                                   - Van Kampen LIT Comstock Portfolio, Class II
                                                     Shares*                                            VKT
                                                   - Van Kampen LIT Emerging Growth Portfolio,
                                                     Class II Shares                                   VKT
                                                   - Van Kampen LIT Growth and Income Portfolio,
                                                     Class II Shares                                   VKT
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Capital Appreciation Portfolio                    AST
                                                   - Growth Portfolio                                  AST
                                                   - Natural Resources Portfolio                       AST
                                              BALANCED:
                                                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - SunAmerica Balanced Portfolio                    SAST
                                                MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                   - MFS Total Return Portfolio                       SAST
                                                MANAGED BY WM ADVISORS, INC.
                                                   - Asset Allocation Portfolio                        AST
                                              BONDS:
                                                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - High-Yield Bond Portfolio                        SAST
                                                MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
                                                   - Corporate Bond Portfolio                         SAST
                                                MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                   - Global Bond Portfolio                            SAST
                                                MANAGED BY VAN KAMPEN
                                                   - Worldwide High Income Portfolio                  SAST
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Government & Quality Portfolio                    AST
                                              CASH:
                                                MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                   - Cash Management Portfolio                        SAST
                                              *  "Dogs of Wall Street" Portfolio is an equity fund seeking total return; Federated American Leaders Portfolio is an
                                                 equity fund seeking growth of capital and income; and Van
                                                 Kampen LT Comstock Portfolio is an equity fund, seeking
                                                 capital growth and income.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------


First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 2003 is incorporated herein by reference.


All documents or reports filed by First SunAmerica under Section 13(a), 18(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus shall also be incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897.

First SunAmerica is subject to the informational requirements of the Exchange Act (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933 (the "Securities Act"), as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and its exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statements and their exhibits.

First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated herein by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:


       First SunAmerica Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 99NY-SUN

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

If indemnification for liabilities arising under the Securities Act is provided First SunAmerica's officers, directors and controlling persons, the SEC has advised First SunAmerica that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Securities Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel, this issue has been determined by controlling precedent, First SunAmerica need not submit the issue to a court for determination.

 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
                           TABLE OF CONTENTS
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE................     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION...............................................     2
 GLOSSARY.......................................................     3
 HIGHLIGHTS.....................................................     4
 FEE TABLES.....................................................     5
       Maximum Owner Transaction Expenses.......................     5
       Contract Maintenance Fee.................................     5
       Separate Account Annual Expenses.........................     5
       Optional Capital Protector Fee...........................     5
       Portfolio Expenses.......................................     5
 EXAMPLES.......................................................     6
 THE POLARIS/POLARIS II VARIABLE ANNUITY........................     8
 PURCHASING A POLARIS/POLARIS II VARIABLE ANNUITY...............     8
       Allocation of Purchase Payments..........................     9
       Polaris Rewards Program..................................     9
       Current Enhancement Levels...............................    10
       Accumulation Units.......................................    11
       Right to Examine.........................................    11
       Exchange Offers..........................................    11
 INVESTMENT OPTIONS.............................................    12
       Variable Portfolios......................................    12
           Anchor Series Trust..................................    12
           SunAmerica Series Trust..............................    12
           American Funds Insurance Series......................    12
           Lord Abbett Series Fund, Inc. .......................    12
           Van Kampen Life Investment Trust.....................    12
       Fixed Account Options....................................    13
       Asset Allocation Program.................................    14
       Transfers During the Accumulation Phase..................    15
       Dollar Cost Averaging....................................    15
       Asset Allocation Rebalancing.............................    16
       Return Plus Program......................................    16
       Voting Rights............................................    17
       Substitution.............................................    17
 ACCESS TO YOUR MONEY...........................................    17
       Systematic Withdrawal Program............................    18
       Minimum Contract Value...................................    18
 OPTIONAL LIVING BENEFITS.......................................    18
       Capital Protector........................................    18
 DEATH BENEFIT..................................................    19
 EXPENSES.......................................................    21
       Annual Separate Account Expenses.........................    21
       Withdrawal Charges.......................................    21
       Investment Charges.......................................    22
       Contract Administration Charge...........................    22
       Transfer Fee.............................................    22
       Income Taxes.............................................    22
       Reduction or Elimination of Charges and Expenses, and
       Additional Amounts Credited..............................    22
 INCOME OPTIONS.................................................    22
       Annuity Date.............................................    22
       Income Options...........................................    23
       Fixed or Variable Income Payments........................    23
       Income Payments..........................................    23
       Transfers During the Income Phase........................    24
       Deferment of Payments....................................    24
 TAXES..........................................................    24
       Annuity Contracts in General.............................    24
       Tax Treatment of Distributions - Non-Qualified
       Contracts................................................    24
       Tax Treatment of Distributions - Qualified Contracts.....    25
       Minimum Distributions....................................    25
       Tax Treatment of Death Benefits..........................    26
       Contracts Owned by A Trust or Corporation................    26
       Gifts, Pledges and/or Assignments of a Contract..........    26
       Diversification and Investor Control.....................    26
 PERFORMANCE....................................................    27
 OTHER INFORMATION..............................................    27
       First SunAmerica.........................................    27
       The Separate Account.....................................    27
       The General Account......................................    27
       Payments in Connection with the Distribution of the
       Contract.................................................    27
       Administration...........................................    28
       Legal Proceedings........................................    28
       Ownership................................................    28
       Independent Accountants..................................    28
       Registration Statement...................................    28
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.......
                                                                    28
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION..................   A-1
 APPENDIX B -- POLARIS REWARDS PROGRAM EXAMPLES.................   B-1
 APPENDIX C -- MARKET VALUE ADJUSTMENT ("MVA")..................   C-1
 APPENDIX D -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION....
                                                                   D-1
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
                               GLOSSARY
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.



 ACCUMULATION PHASE - The period during which you invest money in your contract.



 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.



 ANNUITANT(S) - The person(s) on whose life (lives) we base income payments.



 ANNUITY DATE - The date on which income payments are to begin, as selected by you.



 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.



 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.



 COMPANY - First SunAmerica Life Insurance Company, First SunAmerica, we, us, the insurer which issues this contract. Only "First
 SunAmerica" is a capitalized term in the prospectus.



 INCOME PHASE - The period during which we make income payments to you.



 IRS - The Internal Revenue Service.



 LATEST ANNUITY DATE - Your 90th birthday.



 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").



 PAYMENT ENHANCEMENT(S) - The amounts allocated to your contract by us under the Polaris Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.



 POLARIS REWARDS PROGRAM - A program that provides a payment enhancement in exchange for a surrender charge that declines over 9 years.



 PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.



 QUALIFIED (CONTRACT) - A contract purchased with pre-tax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



 TRUSTS - Refers to the Anchor Series Trust, the American Funds
 Insurance Series, the Lord Abbett Series Fund, Inc., the SunAmerica
 Series Trust and the Van Kampen Life Investment Trust collectively.



 VARIABLE PORTFOLIO(S) - A sub-account of FS Variable Separate Account which provides for the variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor
 Series Trust, the American Funds Insurance Series, the Lord Abbett
 Series Fund, Inc., the SunAmerica Series Trust or the Van Kampen Life
 Investment Trust as applicable. The underlying investment portfolios may be referred to as "underlying funds."

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The Polaris/Polaris II Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ("First SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. You may also elect to participate in the Polaris Rewards feature of the contract that can provide you with Payment Enhancements to invest in your contract. If you elect participation in this feature, your contract will be subject to a longer and higher surrender charge schedule. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.



RIGHT TO EXAMINE: If you cancel your contract within 10 days after receiving it, we will cancel the contract without charging a withdrawal charge. You will receive the greater of Purchase Payments or the value of your contract on the day that we receive your request less any Payment Enhancement(s). This amount may be more or less than your original Purchase Payment. If you elect to participate in Polaris Rewards you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the Right to Examine period. Please see PURCHASING A POLARIS/POLARIS II VARIABLE ANNUITY in the prospectus.



EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract administration charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment management charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you participate in the Polaris Rewards Program, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS/POLARIS II VARIABLE ANNUITY and EXPENSES in the prospectus.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.


INQUIRIES: If you have questions about your contract call your financial representative or contact us at First SunAmerica Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 99NY-SUN.



FIRST SUNAMERICA OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE POLARIS REWARDS PROGRAM. GENERALLY PRODUCTS WITHOUT THE POLARIS REWARDS PROGRAM HAVE THE SAME SEPARATE ACCOUNT CHARGES AS PRODUCTS WITH THE POLARIS REWARDS PROGRAM. HOWEVER, CONTRACTS WITHOUT THE POLARIS REWARDS PROGRAM HAVE A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS PRODUCT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.


PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)


If Polaris Rewards is elected...............................  9%
If Polaris Rewards is not elected...........................  7%


TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        per transfer


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES.


CONTRACT MAINTENANCE FEE
    $30 (waived if contract value $50,000 or more)

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees.......................  1.37%
    Distribution Expense Fee..............................  0.15%
                                                            -----
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.52%
                                                            =====


  ADDITIONAL OPTIONAL FEATURE FEE


    You may elect the following optional Capital Protector feature described below.



  OPTIONAL CAPITAL PROTECTOR FEE



   CONTRACT YEAR                                    ANNUALIZED FEE(2)
   -------------                                    -----------------
     0-7......................................            0.50%
     8-10.....................................            0.25%
     11+......................................             none



FOOTNOTES TO THE FEE TABLES:



(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over a period of 9 years as follows:

YEARS:......................................................   1     2     3     4     5     6     7     8     9    10
Non-Polaris Rewards.........................................   7%    6%    5%    4%    3%    2%    1%    0%    0%    0%
Polaris Rewards.............................................   9%    9%    8%    7%    6%    5%    4%    3%    2%    0%



(2) The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.



THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


                               PORTFOLIO EXPENSES


             TOTAL ANNUAL UNDERLYING PORTFOLIO                MINIMUM   MAXIMUM
             ---------------------------------                -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.59%     1.90%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES

                          IF YOU ELECT POLARIS REWARDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH MAXIMUM TOTAL EXPENSES OF 1.90%)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional Capital Protector (0.50% for years 0-7, and 0.25% for years 8-10) feature:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,307   $2,034    $2,677     $4,185
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $345    $1,051    $1,779     $3,703
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract and you elect the optional Capital Protector (0.50% for years 0-7, and 0.25% for years 8-10) feature:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $407    $1,234    $2,077     $4,185
-------------------------------------
-------------------------------------


MINIMUM EXPENSE EXAMPLES

(ASSUMING SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH MINIMUM TOTAL EXPENSES OF 0.59%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,123   $1,490    $1,783     $2,543
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $214     $661     $1,134     $2,441
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $223     $690     $1,183     $2,543
-------------------------------------
-------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES

                      IF YOU DO NOT ELECT POLARIS REWARDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH MAXIMUM TOTAL EXPENSES OF 1.90%)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional Capital Protector (0.50% for years 0-7, and 0.25% for years 8-10) feature:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,099   $1,710    $2,337     $4,103
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $345    $1,051    $1,779     $3,703
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract and you elect the optional Capital Protector (0.50% for years 0-7, and 0.25% for years 8-10) feature:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $399    $1,210    $2,037     $4,103
-------------------------------------
-------------------------------------


MINIMUM EXPENSE EXAMPLES

(ASSUMING SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH MINIMUM TOTAL EXPENSES OF 0.59%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $919    $1,176    $1,459     $2,493
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $214     $661     $1,134     $2,441
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $219     $676     $1,159     $2,493
-------------------------------------
-------------------------------------


EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract level) as well as total annual underlying portfolio operating expenses. We converted the contract maintenance charge to a percentage (0.05%). The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume separate account expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.


3. Examples reflecting participation in the Polaris Rewards program reflect the Polaris Rewards surrender charge schedule, and a 2% upfront payment enhancement.



4. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features are being offered. The fee for the Capital Protector feature is not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.



5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX A -- CONDENSED
                             FINANCIAL INFORMATION.

----------------------------------------------------------------
----------------------------------------------------------------
                    THE POLARIS/POLARIS II VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.


This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.


The contract is called a "variable" annuity because it allows you to invest in variable portfolios which have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.


Fixed account options earn interest at a rate set and guaranteed by the Company. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.


FOR MORE INFORMATION ON INVESTMENT OPTIONS AVAILABLE UNDER THIS CONTRACT SEE INVESTMENT OPTIONS BELOW.


This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years, or 9 years if you are participating in the Polaris Rewards program. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.


First SunAmerica Life Insurance Company issues the Polaris/ Polaris II Variable Annuity. When you purchase a Polaris/ Polaris II Variable Annuity, a contract exists between you and First SunAmerica. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, 4th Floor, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.
----------------------------------------------------------------
----------------------------------------------------------------
                PURCHASING A POLARIS/POLARIS II VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------


An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.


This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------


Prior Company approval is required to accept Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, prior Company approval is required to accept purchase payments greater than $250,000. Subsequent Purchase Payments which would cause total Purchase Payments in all contracts issued by First SunAmerica and AIG SunAmerica Life Assurance Company, an affiliate of First SunAmerica, to the same owner to exceed this limit are also subject to prior Company approval. For any contracts subject to these dollar amount reservations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract. WE RESERVE THE RIGHT TO CHANGE THE AMOUNT AT WHICH PREAPPROVAL IS REQUIRED AT ANYTIME.



Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $20.



In addition, we may not issue a contract to anyone age 86 or older at the time of contract issue. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made.


We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.


If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.



You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.


ALLOCATION OF PURCHASE PAYMENTS


We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS BELOW.



In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our Annuity Service Center. We allocate your initial Purchase Payment within two business days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will send your money back to you; or ask your permission to keep your money until we get the information necessary to issue the contract.



POLARIS REWARDS PROGRAM



For contracts issued after May 1, 2002, if you elect to participate in the Polaris Rewards program at contract issue, we contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. SEE WITHDRAWAL CHARGES BELOW. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal. SEE EXPENSES BELOW. You may not elect to participate in this program if you are age 81 or older at the time of contract issue. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below.



Purchase Payments may not be invested in the available Dollar Cost Averaging
(DCA) fixed accounts if you participate in the Polaris Rewards Program. However, you may use other available fixed account options as a DCA source account.



There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Polaris Rewards program may not perform as well as the contract without the feature.


Enhancement Levels


The Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts which may correspond to different enhancement rates and dates. Enhancement Levels may change from time to time, at our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your Enhancement Level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment.


Upfront Payment Enhancement


An Upfront Payment Enhancement is an amount we add to your contract on the day we apply a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. The Upfront Payment Enhancement Rate will always be at least 2%. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when we apply each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect for your Purchase Payments.


Deferred Payment Enhancement


A Deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "Deferred

Payment Enhancement Date") as a percentage of Purchase Payments received. We refer to this percentage amount as the Deferred Payment Enhancement Rate. We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when we apply each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.



If you withdraw any portion of a Purchase Payment, to which a Deferred Payment Enhancement applies, prior to the Deferred Payment Enhancement Date, we reduce the amount of the corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.



APPENDIX B shows how we calculate any applicable Deferred Payment Enhancement amount.


We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:

     - You surrender your contract;

     - A death benefit is paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date applicable to all Purchase Payments are as follows:


 --------------------------------------------------------------------------
                                        DEFERRED PAYMENT  DEFERRED PAYMENT
                      UPFRONT PAYMENT   ENHANCEMENT RATE  ENHANCEMENT DATE
 ENHANCEMENT          ENHANCEMENT RATE
 LEVEL
---------------------------------------------------------------------------
 Under $40,000               2%                0%                N/A
---------------------------------------------------------------------------
 $40,000-$99,999             4%                0%                N/A
---------------------------------------------------------------------------
 $100,000-$499,999           4%                1%          Nine years from
                                                             the date we
                                                             receive each
                                                               Purchase
                                                               Payment.
---------------------------------------------------------------------------
 $500,000-more               5%                1%          Nine years from
                                                             the date we
                                                             receive each
                                                               Purchase
                                                               Payment.
---------------------------------------------------------------------------


Enhancement levels and Payment Enhancement Rates may change at any time. Contact your financial representative for current Enhancement Levels and Payment Enhancement Rates.

Deferred Payment Enhancement Rates may increase, decrease or stay the same; there is no minimum Deferred Payment Enhancement Rate. The Date on which you may receive any applicable future Deferred Payment Enhancement may change; it may be less than nine years or greater than nine years.


If Polaris Rewards is elected and a Spousal Continuation of the contract occurs, Deferred Payment Enhancements will be allocated as they would have been under the original contract.



See your financial representative for information on the current Enhancement Levels and Payment Enhancement rates.



90 Day Window


Contracts issued with the Polaris Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued. We will add any applicable Upfront Look Back Adjustment to your contract on the 90th day following the date of contract issuance. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable Upfront Look Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Portfolio, for a Deferred Look Back Adjustment.


APPENDIX B provides an example of a Look Back Adjustment.


The Polaris Rewards Program may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative regarding the availability of this program.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


ACCUMULATION UNITS


When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. (SEE EXAMPLE BELOW). The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.


We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment and Payment Enhancement, if applicable, by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE (CONTRACTS WITHOUT POLARIS REWARDS):


     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.5223 Accumulation Units for the Global Bond Portfolio.


     EXAMPLE (CONTRACTS WITH POLARIS REWARDS):



     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. The initial Payment Enhancement is 2% of your Purchase Payment. Therefore, we add an Initial Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when NYSE closes on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for the Global Bond Portfolio.


Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract in the Variable Portfolios to go up and down.

RIGHT TO EXAMINE


You may cancel your contract within ten days after receiving it. We call this a "Right to Examine." To cancel, you must mail the contract along with your Right to Examine request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund to you the value of your contract on the day we receive your request or the money you invested, less any Right to Examine Payment Enhancement Deduction.



If you decide to cancel your contract during the Right to Examine period, generally, we will refund to you the greater of (1) your Purchase Payments or
(2) the value of your contract on the day we receive your request minus the Right to Examine Payment Enhancement Deduction. The Right to Examine Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your Right to Examine request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the Right to Examine period.



We reserve the right to put your money in the Cash Management Portfolio during the Right to Examine period and will allocate your money according to your instructions at the end of the applicable Right to Examine period. Currently, we do not put your money in the Cash Management Portfolio during the Right to Examine period unless you allocate your money to it.


EXCHANGE OFFERS


From time to time, we may offer to allow you to exchange an older variable annuity issued by First SunAmerica Life Insurance Company or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica Life Insurance Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the Anchor Series Trust, American Funds Insurance Series, Lord Abbett Series Fund, Inc., the SunAmerica Series Trust, and Van Kampen Life Investment Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. These Variable Portfolios are only available through the purchase of certain insurance contracts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by First SunAmerica, and other affiliated/ unaffiliated insurance companies. Neither First SunAmerica nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

AIG SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of AIG, is the investment adviser to the Anchor Series Trust and the SunAmerica Series Trust. Capital Research and Management Company is the investment adviser to the American Funds Insurance Series. Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust.


     ANCHOR SERIES TRUST - CLASSES 1 AND 3


Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust ("AST") portfolios. Anchor Series Trust contains investment portfolios in addition to those listed below which are not available for investment under this contract.


     SUNAMERICA SERIES TRUST - CLASSES 1 AND 3


Various subadvisers provide investment advice for the SunAmerica Series Trust ("SAST") portfolios. SunAmerica Series Trust contains investment portfolios in addition to those listed below which are not available for investment under this contract.


     AMERICAN FUNDS INSURANCE SERIES - CLASS 2


Capital Research and Management Company provides investment advice for the American Funds Insurance Series ("AFIS") portfolios. American Funds Insurance Series contains investment portfolios in addition to those listed here that are not available for investment under this contract.


     LORD ABBETT SERIES FUND, INC. - CLASS VC


Lord, Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LASF") contains investment portfolios in addition to those listed below that are not available for investment under this contract.


     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II


Van Kampen Asset Management provides investment advice for the Van Kampen Life Investment Trust ("VKT") portfolios. Van Kampen Life Investment Trust contains investment portfolios in addition to those listed here which are not available for investment under this contract.


The Variable Portfolios, along with the Trust's subadvisers are listed below:

STOCKS:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio                                         SAST
      - Blue Chip Growth Portfolio                                          SAST

      - "Dogs" of Wall Street Portfolio*                                    SAST

      - Growth Opportunities Portfolio                                      SAST
  MANAGED BY ALLIANCEBERNSTEIN
      - Small & Mid Cap Value Portfolio                                     SAST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Alliance Growth Portfolio                                           SAST
      - Global Equities Portfolio                                           SAST
      - Growth-Income Portfolio                                             SAST
  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
      - American Funds Global Growth Portfolio                              AFIS
      - American Funds Growth Portfolio                                     AFIS
      - American Funds Growth-Income Portfolio                              AFIS
  MANAGED BY DAVIS ADVISORS
      - Davis Venture Value Portfolio                                       SAST
      - Real Estate Portfolio                                               SAST

  MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY


      - Federated American Leaders Portfolio*                               SAST

      - Telecom Utility Portfolio                                           SAST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Goldman Sachs Research Portfolio                                    SAST
  MANAGED BY LORD, ABBETT & CO.
      - Lord Abbett Series Fund Growth and Income Portfolio                 LASF
  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
      - Marsico Growth Portfolio                                            SAST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Massachusetts Investors Trust Portfolio SAST
      - MFS Mid Cap Growth Portfolio                                        SAST

  MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY LLC

      - Emerging Markets Portfolio                                          SAST
      - International Growth & Income Portfolio                             SAST
      - Putnam Growth: Voyager Portfolio                                    SAST
  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
      - Foreign Value Portfolio                                             SAST

  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT


      - International Diversified Equities Portfolio** SAST


      - Technology Portfolio**                                              SAST


      - Van Kampen LIT Comstock Portfolio, Class II Shares*                  VKT

      - Van Kampen LIT Emerging Growth Portfolio, Class II Shares            VKT
      - Van Kampen LIT Growth and Income Portfolio, Class II Shares          VKT

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

  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
      - Natural Resources Portfolio                                          AST

BALANCED:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - SunAmerica Balanced Portfolio                                       SAST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Total Return Portfolio                                          SAST
  MANAGED BY WM ADVISORS, INC.

      - Asset Allocation Portfolio                                           AST


BONDS:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

      - High-Yield Bond Portfolio                                            AST


  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

      - Corporate Bond Portfolio                                            SAST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
      - Global Bond Portfolio                                               SAST
  MANAGED BY VAN KAMPEN
      - Worldwide High Income Portfolio                                     SAST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Government & Quality Portfolio                                       AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      - Cash Management Portfolio                                           SAST


 * "Dogs of Wall Street" Portfolio is an equity fund seeking total return; Federated American Leaders Portfolio is an equity fund seeking growth of capital and income; and Van Kampen LT Comstock Portfolio is an equity fund, seeking capital growth and income.



** Morgan Stanley Investment Management, Inc., the Sub-adviser for the International Diversified Equities and Technology SAST portfolios, does business in certain instances using the name Van Kampen.


YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS


Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.


There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.


When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.



If you take money out of any available multi-year FAGP before the end of the guarantee period, we make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA does not apply to any available one-year fixed account. The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX C SHOWS HOW WE CALCULATE AND APPLY THE MVA.



If available, you may systematically transfer interest earned in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.



All FAGPs may not be available in all states. At any time that we are crediting the guaranteed minimum interest rate specified in your contract to the fixed accounts, we reserve the right to restrict transfers and Purchase Payments into the FAGPs. If you do not elect to participate in the Polaris

Rewards program, we may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING below for more details.


     DOLLAR COST AVERAGING FIXED ACCOUNTS


If you do not elect the Polaris Rewards program, you may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in our sole discretion and we reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING below for more information.



APPENDIX B SHOWS HOW WE CALCULATE THE MVA.


ASSET ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The asset allocation program is offered to help you diversify your investment across various asset classes.

Each of the models is comprised of a carefully selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

ENROLLING IN THE PROGRAM


You may enroll in the program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a program election form. You and your financial representative determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions, subject to our rules.


You may also choose to invest gradually into a model through the dollar cost averaging program. You may only invest in one model at a time. You may invest in investment options outside your selected model but only in those Variable Portfolios that are not utilized in the model you selected. A transfer into or out of one of the Variable Portfolios in your model, outside of the specifications in the model will effectively terminate your participation in the program.

Currently, there is no fee for participating in this program.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the model, your investment may no longer be consistent with the model's intended objectives.

Withdrawals may be subject to a withdrawal charge. Withdrawals may be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

KEEPING YOUR PROGRAM ON TARGET

     REBALANCING

You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each model will be rebalanced. An investment not included in the model can not be rebalanced.

     ANNUAL RE-EVALUATION


Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. We will automatically rebalance your investment according to the re-evaluated allocations each year on or about March 31. If you choose not to participate in the re-evaluation part of this program, you must contact the Annuity Service Center. Some broker-dealers require that you consent to the re-evaluation each year and will not allow us to automatically rebalance your contract in accordance with the re-evaluated models. Please check with your financial representative to determine the protocol for his/her firm.


IMPORTANT INFORMATION

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model.

However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.

The models represent suggested allocations which are provided as general guidance. You should work with your financial representative to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level. Information concerning the specific models can be obtained from your financial adviser.

WE HAVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE


During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well. We will process any transfer request as of the day we receive it in good order if the request is received before the New York Stock Exchange ('NYSE') closes, generally at 1:00 p.m. Pacific Time. If the transfer request is received after the NYSE closes, the request will be processed on the next business day.



This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These types of trading strategies can be disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors.



In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges. Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:



     - the number of transfers made in a defined period;



     - the dollar amount of the transfer;



     - the total assets of the Variable Portfolio involved in the transfer;



     - the investment objectives of the particular Variable Portfolios involved in your transfers; and/or



     - whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.



Subject to our rules, restrictions and policies, you may request transfers of your account value between the Variable Portfolios and/or the available fixed account options by telephone or through AIG SunAmerica's website
(http://www.aigsunamerica.com) or in writing by mail or facsimile.



We allow 15 free transfers per contract per year. We charge $25 for each additional transfer in any contract year. Transfers resulting from your participation in the DCA or Asset Rebalancing programs do not count against your 15 free transfers per contract year.



All transfer request in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ('U.S. Mail') until your next contract anniversary. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement.



We may not accept telephone or Internet transfers unless you elect the telephone or Internet option on your contract application, or you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



FOR INFORMATION REGARDING TRANSFERS DURING THE INCOME PHASE, SEE INCOME OPTIONS BELOW.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND, WAIVE OR TERMINATE THESE TRANSFER PROVISIONS AT ANY TIME.


DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the fixed account option (source account) to any other

Variable Portfolio you select. Fixed Account options are not available as target accounts for Dollar Cost Averaging. Transfers may occur on certain periodic schedules, such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transfer, regardless of the source account. Currently, there is no charge for participating in the DCA program.



We also offer DCAFAs for specified time periods exclusively to facilitate the DCA program. If you elect to participate in the Polaris Rewards Program, DCAFAs are not available under your contract. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCAFAs, we transfer all your money allocated to that account into the Variable Portfolios, over the selected time period, at an offered frequency of your choosing.



You may terminate a DCA program at any time. If money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocations on file.



The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-------------------------------------------
                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
-------------------------------------------
      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00           75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING


Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing program addresses this situation. At your election, we periodically rebalance your investments to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no charge for participating in the Automatic Asset Rebalancing program.


At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:


     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.



RETURN PLUS PROGRAM



The Return Plus Program, available if we are offering FAGPs, allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.


This program is only available if we are currently offering FAGPs to support the program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:


     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.


VOTING RIGHTS


First SunAmerica is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.


SUBSTITUTION


We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.


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                              ACCESS TO YOUR MONEY
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You can access money in your contract in two ways:

     - by making a partial or total withdrawal; and/or
     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.


Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, we also deduct a contract administration charge. SEE EXPENSES BELOW.



Your contract provides for a free withdrawal amount. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a withdrawal charge. Additionally, if you participate in the Polaris Rewards Program, you will not receive your Deferred Payment Enhancement if you fully withdraw a Purchase Payment or your contract value prior to the corresponding Deferred Payment Enhancement Date. SEE POLARIS REWARDS PROGRAM ABOVE.



Purchase Payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh year (or ninth year if you elect to participate in the Polaris Rewards Program) will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.


Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge: (1) earnings in your contract as of the date you make the withdrawal; or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous earnings withdrawals or systematic withdrawals that year.

Only your first withdrawal of the year is free. If you do not take the entire free amount available to you at that first withdrawal, you will forfeit the opportunity to withdraw that money free of the withdrawal charge for that year.

The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.


However, upon a future full surrender of your contract, we will recoup any withdrawal charges which would have been applicable if your free withdrawal(s) had not been free.



Although, we do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, we will proportionately reduce the amount of any corresponding Deferred Payment Enhancement relative to the amount of the Purchase Payment withdrawn.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.



Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed in account option in which your contract is invested. In the event that a pro rata partial withdrawal would cause the value of any Variable Portfolio or fixed account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.


Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.


Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.


SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.


The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.


MINIMUM CONTRACT VALUE


Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.


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                            OPTIONAL LIVING BENEFITS

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THE OPTIONAL LIVING BENEFITS ARE DESIGNED TO PROTECT A PORTION OF YOUR
INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.



CAPITAL PROTECTOR FEATURE



What is Capital Protector?



The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.



If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.



How can I elect the feature?



You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date.



The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.



Can Capital Protector be cancelled?



Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

How is the benefit calculated?



The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:



                                         PERCENTAGE OF PURCHASE PAYMENTS
TIME ELAPSED SINCE                               INCLUDED IN THE
EFFECTIVE DATE                        CAPITAL PROTECTOR BENEFIT CALCULATION
------------------                    -------------------------------------
 0-90 days                                                100%
 91+ days                                                   0%



The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:



     (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;



     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.



Payment Enhancements under the Polaris Rewards feature are not considered Purchase Payments and are not used in the calculation of the Capital Protector Base.



We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as EstatePlus, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.



What is the fee for Capital Protector?



Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.



CONTRACT YEAR                                            ANNUALIZED FEE *
-------------                                            ----------------
 0-7                                                           0.50%
 8-10                                                          0.25%
 11+                                                            none



* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.



What happens to Capital Protector upon a Spousal Continuation?



If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.



Important Information



The Capital Protector feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Capital Protector would not protect the majority of those payments.



Since the Capital Protector feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Capital Protector benefit. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Capital Protector benefit.



We reserve the right to modify, suspend or terminate the Capital Protector feature (in its entirety or any component) at any time for prospectively issued contracts.



----------------------------------------------------------------

----------------------------------------------------------------
                                  DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------


If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.



We will not pay a Deferred Payment Enhancement on a Purchase Payment if you die before the corresponding Deferred Payment Enhancement Date. SEE POLARIS REWARDS PROGRAM ABOVE.



We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.



You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.



We consider the following satisfactory proof of death:



     1. a certified copy of the death certificate; or


     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or


     3. a written statement by a medical doctor who attended the deceased at the time of death; or


     4. any other proof satisfactory to us.



     DEFINED TERMS



The term Net Purchase Payment is used frequently in explaining these death benefit options. Net Purchase Payments is an on-going calculation. It does not represent a contract value.



We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount for the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.



To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.



The term "withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.


The information below describes the death benefits on contracts issued on or after October 24, 2001:


The death benefit is the greatest of:


     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or



     2. Net Purchase Payments; or



     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.



If you are age 90 or older at the time of death, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this death benefit if:


     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.


If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract. SEE SPOUSAL CONTINUATION BELOW.



SPOUSAL CONTINUATION



If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.



To the extent that the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.



Upon a spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a

Purchase Payment for the purposes of any other calculations except as explained in Appendix D.



Generally, the Continuing Spouse cannot change any contract provisions as the new owner. The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX D FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------
There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract administration charge or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

ANNUAL SEPARATE ACCOUNT EXPENSES


The Company deducts a mortality and expense risk charge and a distribution charge in the amount of 1.52% annually of the value of your contract invested in the Variable Portfolios. we deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.


Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

The distribution charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support, and maintaining contract records.


If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Separate Account is expected to result in a profit. Profit may be used for any legitimate cost or expense, including distribution, depending upon market conditions.


WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY BELOW. If you take money out in excess of the free withdrawal amount, and upon a full surrender, you may incur a withdrawal charge.


We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years or 9 complete years if you elected to participate in the Polaris Rewards Program, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. Generally, the withdrawal charge percentage declines over time. The two withdrawal charge schedules are as follows:



WITHDRAWAL CHARGE WITHOUT POLARIS REWARDS PROGRAM


----------------------------------------------------------------
          YEAR             1    2    3    4    5    6    7    8
----------------------------------------------------------------
   WITHDRAWAL CHARGE      7%   6%   5%   4%   3%   2%   1%   0%
----------------------------------------------------------------


WITHDRAWAL CHARGE WITH THE POLARIS REWARDS PROGRAM


-----------------------------------------------------------------------
        YEAR            1    2    3    4    5    6    7    8    9   10
-----------------------------------------------------------------------
  WITHDRAWAL
    CHARGE             9%   9%   8%   7%   6%   5%   4%   3%   2%   0%
-----------------------------------------------------------------------


These higher potential withdrawal charges may compensate us for the expenses associated with The Polaris Rewards Program.



The Polaris Rewards feature of this contract is designed to reward long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, neither the mortality and expense fees, distribution expenses, contract administration fee nor the investment management fees are higher on the Polaris Rewards version, than the contract without an election bonus feature.



When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.



Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.



We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. Additionally, we will not assess a withdrawal charge when you switch to the Income Phase.


Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

     PORTFOLIO EXPENSES

Charges are deducted from the Trusts underlying the Variable Portfolios for the advisory and other expenses of the Trusts. THE FEE TABLES LOCATED ABOVE ILLUSTRATE THESE CHARGES AND EXPENSES. FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS.

     12b-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act. For SunAmerica Series Trust ("SST"), under the distribution plan which is applicable to Class A shares, recaptured brokerage commissions will be used to make payments to AIG SunAmerica Capital Services, Inc., the SST Distributor, to pay for various distribution activities on behalf of the SST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.25% service fee applicable to Class 2 shares of American Funds Insurance Series, Class 3 shares of Anchor Series Trust, Class 3 shares of SunAmerica Series Trust and the Class II shares of the Van Kampen Life Investment Trust, is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges refer to the prospectuses for the underlying funds.

CONTRACT ADMINISTRATION CHARGE


During the Accumulation Phase, we subtract a contract administration charge from your account once per year. This charge compensates us for the cost of contract administration. We deduct the $30 contract administration charge from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.



If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.


TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE INVESTMENT OPTIONS ABOVE.


OPTIONAL CAPITAL PROTECTOR FEE



The fee for the Capital Protector feature is as follows:



CONTRACT YEAR                                           ANNUALIZED CHARGE *
-------------                                           -------------------
 0-7                                                           0.50%
 8-10                                                          0.25%
 11+                                                            none



* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED


Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.


First SunAmerica may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

WE RESERVE THE RIGHT TO CHANGE OR MODIFY ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP, AT ANY TIME.

----------------------------------------------------------------
----------------------------------------------------------------
                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE


During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.


If you switch to the Income Phase prior to a Deferred Payment Enhancement Date, we will not allocate the corresponding Deferred Payment Enhancement to your contract. SEE POLARIS REWARDS PROGRAM ABOVE.


Income payments must begin on or before your 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS


Currently, this contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4. For income payments based on joint lives, we pay according to Option 3.



We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.


     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY


This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.


     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

PLEASE READ THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR A MORE DETAILED DISCUSSION OF THE INCOME OPTIONS.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS


We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin and, if a non-qualified contract, your gender, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between and among the fixed investment options and the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO "ACCESS TO YOUR MONEY" ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM THE VARIABLE PORTFOLIOS MAY BE SUSPENDED OR POSTPONED.

----------------------------------------------------------------
----------------------------------------------------------------
                                      TAXES
----------------------------------------------------------------
----------------------------------------------------------------


NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.


ANNUITY CONTRACTS IN GENERAL



The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.



TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS



If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)



Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.



The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.



Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.



MINIMUM DISTRIBUTIONS



Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.



You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.



Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.



You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.



TAX TREATMENT OF DEATH BENEFITS



Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.



If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.



CONTRACTS OWNED BY A TRUST OR CORPORATION



A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT



If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.



The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.



DIVERSIFICATION AND INVESTOR CONTROL



The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

----------------------------------------------------------------
----------------------------------------------------------------
                                   PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.


When we advertise performance for periods prior to the subaccount inception date, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.


----------------------------------------------------------------
----------------------------------------------------------------
                                OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

FIRST SUNAMERICA

First SunAmerica is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978.

First SunAmerica and its affiliates, SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. comprising six wholly-owned broker-dealers and two investment advisors, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, and broker-dealer services.

THE SEPARATE ACCOUNT

First SunAmerica originally established a separate account, FS Variable Separate Account ("separate account"), under New York law on September 9, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

First SunAmerica owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of First SunAmerica.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.


PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT



     PAYMENTS TO BROKER-DEALERS



Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 7% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value, annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.



We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.



We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain compensation payments may increase our cost of doing business in a particular firm and may result in higher contractual fees and charges if you purchase your contract through such a firm. See EXPENSES,above.



AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.



     PAYMENTS WE RECEIVE



In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.50% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.


ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact Our Annuity Service Center at 1-800-99NY-SUN, if you have any comment, question or service request.


During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual contract administration charge and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately.


During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.


It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.


LEGAL PROCEEDINGS


There are no pending proceedings affecting the Separate Account. First SunAmerica engages in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets nor are they material to the Separate Account.


OWNERSHIP

The Polaris/Polaris II Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate.

INDEPENDENT ACCOUNTANTS


The financial statements of First SunAmerica Life Insurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 are incorporated by reference in this prospectus. Financial statements of FS Variable Separate Account at December 31, 2003, and for each of the two years in the period ended December 31, 2003 are also incorporated by reference in this prospectus. The financial statements have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

----------------------------------------------------------------
----------------------------------------------------------------

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to Us at Our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)99NY-SUN. The contents of the SAI are tabulated below.


Separate Account..............................    3
General Account...............................    4
Performance Data..............................    4
Income Payments...............................    8
Death Benefits for Contracts Issued Prior to
  October 24, 2001............................    9
Annuity Unit Values...........................    9
Taxes.........................................   13
Distribution of Contracts.....................   18
Financial Statements..........................   19

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  APPENDIX - A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  CONDENSED FINANCIAL INFORMATION FOR POLARIS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         FISCAL       FISCAL       FISCAL       FISCAL       FISCAL
                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 VARIABLE PORTFOLIOS    11/30/95     11/30/96     11/30/97     11/30/98     11/30/99
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Capital Appreciation
  (Inception Date -
  4/6/95)
  Beginning AUV......   $ 11.35      $ 14.19     $   17.63    $   21.26    $   23.72
  Ending AUV.........   $ 14.19      $ 17.63     $   21.26    $   23.72    $   36.39
  Ending Number of
    AUs..............    52,583      242,433       510,291      804,058      979,651

-------------------------------------------------------------------------------------
Government and
  Quality Bond
  (Inception Date -
  5/3/95)
  Beginning AUV......   $ 10.55      $ 11.51     $   11.94    $   12.65    $   13.66
  Ending AUV.........   $ 11.51      $ 11.94     $   12.65    $   13.66    $   13.37
  Ending Number of
    AUs..............    37,576      127,538       190,449      626,578      817,993

-------------------------------------------------------------------------------------
Growth (Inception
  Date - 4/6/95)
  Beginning AUV......   $ 11.02      $ 12.95     $   16.32    $   20.31    $   24.41
  Ending AUV.........   $ 12.95      $ 16.32     $   20.31    $   24.41    $   29.74
  Ending Number of
    AUs..............    15,156      104,264       196,539      387,194      543,129

-------------------------------------------------------------------------------------
Natural Resources
  (Inception Date -
  5/30/95)
  Beginning AUV......   $ 10.17      $ 10.78     $   12.13    $   11.14    $    9.30
  Ending AUV.........   $ 10.78      $ 12.13     $   11.14    $    9.30    $   11.40
  Ending Number of
    AUs..............     5,306       62,002       112,509      110,305      145,614

-------------------------------------------------------------------------------------
Aggressive Growth
  (Inception Date -
  6/3/96)
  Beginning AUV......        --      $ 10.00     $   10.29    $   11.51    $   11.86
  Ending AUV.........        --      $ 10.29     $   11.51    $   11.86    $   19.02
  Ending Number of
    AUs..............        --      160,390       478,003      596,478      805,328

-------------------------------------------------------------------------------------
Alliance Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......   $ 11.52      $ 15.44     $   19.46    $   24.51    $   32.81
  Ending AUV.........   $ 15.44      $ 19.46     $   24.51    $   32.81    $   44.31
  Ending Number of
    AUs..............    52,943      322,225       679,444    1,175,581    1,901,945

-------------------------------------------------------------------------------------
Asset Allocation
  (Inception Date -
  4/24/95)
  Beginning AUV......   $ 11.29      $ 12.64     $   14.97    $   17.98    $   18.22
  Ending AUV.........   $ 12.64      $ 14.97     $   17.98    $   18.22    $   19.10
  Ending Number of
    AUs..............    60,824      264,208       581,922    1,018,350    1,041,762

-------------------------------------------------------------------------------------
Blue Chip Growth
  (Inception Date -
  1/4/01)
  Beginning AUV......        --           --            --           --           --
  Ending AUV.........        --           --            --           --           --
  Ending Number of
    AUs..............        --           --            --           --           --

-------------------------------------------------------------------------------------
Cash Management
  (Inception Date -
  4/27/95)
  Beginning AUV......   $ 10.44      $ 10.67     $   11.04    $   11.43    $   11.83
  Ending AUV.........   $ 10.67      $ 11.04     $   11.43    $   11.83    $   12.20
  Ending Number of
    AUs..............    59,731       52,729       231,674      612,898    1,003,095

-------------------------------------------------------------------------------------
Corporate Bond
  (Inception Date -
  4/12/95)
  Beginning AUV......   $ 10.21      $ 11.10     $   11.65    $   12.54    $   13.15
  Ending AUV.........   $ 11.10      $ 11.65     $   12.54    $   13.15    $   12.78
  Ending Number of
    AUs..............     5,375       48,161       120,997      333,510      443,122

-------------------------------------------------------------------------------------
Davis Venture Value
  (Inception Date -
  4/6/95)
  Beginning AUV......   $ 10.84      $ 13.29     $   16.68    $   21.30    $   23.36
  Ending AUV.........   $ 13.29      $ 16.68     $   21.30    $   23.36    $   26.57
  Ending Number of
    AUs..............   113,664      605,579     1,424,342    2,149,519    2,363,904

-------------------------------------------------------------------------------------
"Dogs" of Wall Street
  (Inception Date -
  10/19/99)
  Beginning AUV......        --           --            --           --        10.00
  Ending AUV.........        --           --            --           --    $    9.12
  Ending Number of
    AUs..............        --           --            --           --        7,956

-------------------------------------------------------------------------------------

                                       FISCAL        FISCAL        FISCAL        FISCAL
                       11/30/1999-   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
 VARIABLE PORTFOLIOS    12/31/99      12/31/00      12/31/01      12/31/02      12/31/03
---------------------  -------------------------------------------------------------------
---------------------  -------------------------------------------------------------------
Capital Appreciation
  (Inception Date -
  4/6/95)
  Beginning AUV......  $     36.39   $     43.17   $    39.336   $    33.864   $    25.794
  Ending AUV.........  $     43.17   $     39.34   $    33.864   $    25.794   $    33.598
  Ending Number of
    AUs..............    1,008,089     1,176,265     1,090,165     1,002,621       880,387
-------------------------------------------------------------------------------------
Government and
  Quality Bond
  (Inception Date -
  5/3/95)
  Beginning AUV......  $     13.37   $     13.28   $    14.557   $    15.330   $    16.504
  Ending AUV.........        13.28         14.56   $    15.330   $    16.504   $    16.664
  Ending Number of
    AUs..............      844,907       933,714     1,450,903     2,444,416     1,603,065
-------------------------------------------------------------------------------------
Growth (Inception
  Date - 4/6/95)
  Beginning AUV......  $     29.74   $     32.61   $    31.785   $    27.208   $    20.859
  Ending AUV.........        32.61         31.78   $    27.208   $    20.859   $    26.692
  Ending Number of
    AUs..............      544,578       694,931       667,604       637,426       586,528
-------------------------------------------------------------------------------------
Natural Resources
  (Inception Date -
  5/30/95)
  Beginning AUV......  $     11.40   $     12.50   $    14.706   $    14.327   $    15.293
  Ending AUV.........  $     12.50   $     14.71   $    14.327   $    15.293   $    22.251
  Ending Number of
    AUs..............      149,945       161,958       168,114       211,766       183,781
-------------------------------------------------------------------------------------
Aggressive Growth
  (Inception Date -
  6/3/96)
  Beginning AUV......  $     19.02   $     24.30   $    20.283   $    13.648   $    10.123
  Ending AUV.........  $     24.30   $     20.28   $    13.648   $    10.123   $    12.807
  Ending Number of
    AUs..............      867,740     1,181,778       947,783       796,979       679,642
-------------------------------------------------------------------------------------
Alliance Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......  $     44.31   $     48.56   $    38.509   $    32.621   $    22.076
  Ending AUV.........  $     48.56   $     38.51   $    32.621   $    22.076   $    27.355
  Ending Number of
    AUs..............    2,004,501     2,241,731     2,083,516     1,750,852     1,505,948
-------------------------------------------------------------------------------------
Asset Allocation
  (Inception Date -
  4/24/95)
  Beginning AUV......  $     19.10   $     19.81   $    19.448   $    18.614   $    16.951
  Ending AUV.........  $     19.81   $     19.45   $    18.614   $    16.951   $    20.546
  Ending Number of
    AUs..............    1,050,186       943,919       908,702       707,564       636,097
-------------------------------------------------------------------------------------
Blue Chip Growth
  (Inception Date -
  1/4/01)
  Beginning AUV......           --            --   $     8.629   $     6.692   $     4.661
  Ending AUV.........           --            --   $     6.692   $     4.661   $     5.785
  Ending Number of
    AUs..............           --            --        71,516       162,667       263,958
-------------------------------------------------------------------------------------
Cash Management
  (Inception Date -
  4/27/95)
  Beginning AUV......  $     12.20   $     12.25   $    12.793   $    13.062   $    13.040
  Ending AUV.........  $     12.25   $     12.79   $    13.062   $    13.040   $    12.929
  Ending Number of
    AUs..............    1,022,344       845,056     1,624,211     1,350,084       850,709
-------------------------------------------------------------------------------------
Corporate Bond
  (Inception Date -
  4/12/95)
  Beginning AUV......  $     12.78   $     12.76   $    13.190   $    13.972   $    14.788
  Ending AUV.........  $     12.76   $     13.19   $    13.972   $    14.788   $    16.304
  Ending Number of
    AUs..............      451,341       533,404       678,806       728,829       784,484
-------------------------------------------------------------------------------------
Davis Venture Value
  (Inception Date -
  4/6/95)
  Beginning AUV......  $     26.57   $     27.88   $    30.052   $    26.245   $    21.522
  Ending AUV.........  $     27.88   $     30.05   $    26.245   $    21.522   $    28.218
  Ending Number of
    AUs..............    2,370,974     2,436,491     2,548,423     2,160,663     1,887,454
-------------------------------------------------------------------------------------
"Dogs" of Wall Street
  (Inception Date -
  10/19/99)
  Beginning AUV......  $      9.12   $      8.99   $     9.122   $     9.692   $     8.920
  Ending AUV.........  $      8.99   $      9.12   $     9.692   $     8.920   $    10.544
  Ending Number of
    AUs..............       23,471        73,876        13,220       321,081       295,977
-------------------------------------------------------------------------------------
                       AUV - Accumulation Unit Value
                       AU - Accumulation Units

                         FISCAL       FISCAL       FISCAL       FISCAL       FISCAL
                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 VARIABLE PORTFOLIOS    11/30/95     11/30/96     11/30/97     11/30/98     11/30/99
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Emerging Markets
  (Inception Date -
  6/12/97)
  Beginning AUV......        --           --     $   10.00    $    7.97    $    6.14
  Ending AUV.........        --           --     $    7.97    $    6.14    $    8.99
  Ending Number of
    AUs..............        --           --        85,313      180,636      324,647

-------------------------------------------------------------------------------------
Federated Value
  (Inception Date -
  6/3/96)
  Beginning AUV......        --      $ 10.00     $   11.00    $   13.62    $   15.86
  Ending AUV.........        --      $ 11.00     $   13.62    $   15.86    $   16.43
  Ending Number of
    AUs..............        --       69,098       218,504      450,138      555,385

-------------------------------------------------------------------------------------
Global Bond
  (Inception Date -
  5/2/95)
  Beginning AUV......   $ 10.37      $ 11.20     $   12.25    $   13.08    $   14.40
  Ending AUV.........   $ 11.20      $ 12.25     $   13.08    $   14.40    $   14.11
  Ending Number of
    AUs..............    12,162       52,993       148,602      257,259      331,825

-------------------------------------------------------------------------------------
Global Equities
  (Inception Date -
  5/22/95)
  Beginning AUV......   $ 11.99      $ 13.01     $   15.15    $   16.90    $   19.21
  Ending AUV.........   $ 13.01      $ 15.15     $   16.90    $   19.21    $   24.20
  Ending Number of
    AUs..............    26,604      117,488       310,271      416,656      461,621

-------------------------------------------------------------------------------------
Goldman Sachs
  Research (Inception
  Date - 1/9/01)
  Beginning AUV......        --           --            --           --           --
  Ending AUV.........        --           --            --           --           --
  Ending Number of
    AUs..............        --           --            --           --           --

-------------------------------------------------------------------------------------
Growth-Income
  (Inception Date -
  4/12/95)
  Beginning AUV......   $ 11.15      $ 13.32     $   16.70    $   21.41    $   25.71
  Ending AUV.........   $ 13.32      $ 16.70     $   21.41    $   25.71    $   33.11
  Ending Number of
    AUs..............    45,266      259,344       614,307    1,032,483    1,679,055

-------------------------------------------------------------------------------------
Growth Opportunities
  (Inception Date -
  2/7/01)
  Beginning AUV......        --           --            --           --           --
  Ending AUV.........        --           --            --           --           --
  Ending Number of
    AUs..............        --           --            --           --           --

-------------------------------------------------------------------------------------
High-Yield Bond
  (Inception Date -
  5/8/95)
  Beginning AUV......   $ 11.18      $ 11.48     $   12.99    $   14.66    $   14.25
  Ending AUV.........   $ 11.48      $ 12.99     $   14.66    $   14.25    $   14.71
  Ending Number of
    AUs..............    40,706      220,725       547,787    1,089,050    1,006,610

-------------------------------------------------------------------------------------
International
  Diversified
  Equities (Inception
  Date - 4/12/95)
  Beginning AUV......   $  9.45      $ 10.07     $   11.39    $   11.62    $   13.53
  Ending AUV.........   $ 10.07      $ 11.39     $   11.62    $   13.53    $   15.49
  Ending Number of
    AUs..............    58,058      355,952       753,010      904,048      921,115

-------------------------------------------------------------------------------------
International Growth
  and Income
  (Inception Date -
  6/9/97)
  Beginning AUV......        --           --     $   10.00    $   10.33    $   11.16
  Ending AUV.........        --           --     $   10.33    $   11.16    $   13.40
  Ending Number of
    AUs..............        --           --        86,248      309,301      475,183

-------------------------------------------------------------------------------------
MFS Growth and Income
  (Inception Date -
  4/6/95)
  Beginning AUV......   $ 10.61      $ 12.81     $   14.94    $   17.63    $   20.46
  Ending AUV.........   $ 12.81      $ 14.94     $   17.63    $   20.46    $   22.55
  Ending Number of
    AUs..............    22,973       94,650       154,635      191,762      430,432

-------------------------------------------------------------------------------------
MFS Mid-Cap Growth
  (Inception Date -
  10/19/99)
  Beginning AUV......        --           --            --           --    $   10.00
  Ending AUV.........        --           --            --           --    $   14.23
  Ending Number of
    AUs..............        --           --            --           --       65,176

-------------------------------------------------------------------------------------
MFS Total Return
  (Inception Date -
  5/8/95)
  Beginning AUV......   $ 10.90      $ 12.33     $   13.82    $   15.45    $   17.28
  Ending AUV.........   $ 12.33      $ 13.82     $   15.45    $   17.28    $   18.50
  Ending Number of
    AUs..............    41,654      157,110       230,784      277,940      464,535

-------------------------------------------------------------------------------------

                                       FISCAL        FISCAL        FISCAL        FISCAL
                       11/30/1999-   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
 VARIABLE PORTFOLIOS    12/31/99      12/31/00      12/31/01      12/31/02      12/31/03
---------------------  -------------------------------------------------------------------
---------------------  -------------------------------------------------------------------
Emerging Markets
  (Inception Date -
  6/12/97)
  Beginning AUV......  $      8.99   $     10.77   $     6.755   $     6.539   $     5.980
  Ending AUV.........  $     10.77   $      6.75   $     6.539   $     5.980   $     8.988
  Ending Number of
    AUs..............      346,205       619,415       604,720       556,391       530,721
-------------------------------------------------------------------------------------
Federated Value
  (Inception Date -
  6/3/96)
  Beginning AUV......  $     16.43   $     16.89   $    17.029   $    16.381   $    12.944
  Ending AUV.........  $     16.89   $     17.03   $    16.381   $    12.944   $    16.264
  Ending Number of
    AUs..............      562,638       569,507       892,376       663,459       583,133
-------------------------------------------------------------------------------------
Global Bond
  (Inception Date -
  5/2/95)
  Beginning AUV......  $     14.11   $     14.09   $    15.158   $    15.678   $    16.361
  Ending AUV.........  $     14.09   $     15.16   $    15.678   $    16.361   $    16.687
  Ending Number of
    AUs..............      341,155       303,023       298,386       263,494       242,164
-------------------------------------------------------------------------------------
Global Equities
  (Inception Date -
  5/22/95)
  Beginning AUV......  $     24.20   $     26.57   $    21.653   $    17.472   $    12.588
  Ending AUV.........  $     26.57   $     21.65   $    17.472   $    12.588   $    15.688
  Ending Number of
    AUs..............      484,217       695,920       627,495       473,807       410,522
-------------------------------------------------------------------------------------
Goldman Sachs
  Research (Inception
  Date - 1/9/01)
  Beginning AUV......           --            --   $     9.332   $     7.173   $     5.080
  Ending AUV.........           --            --   $     7.173   $     5.080   $     6.266
  Ending Number of
    AUs..............           --            --        39,318        92,004        87,498
-------------------------------------------------------------------------------------
Growth-Income
  (Inception Date -
  4/12/95)
  Beginning AUV......  $     33.11   $     35.91   $    32.417   $    26.847   $    20.850
  Ending AUV.........  $     35.91   $     32.42   $    26.847   $    20.850   $    25.801
  Ending Number of
    AUs..............    1,734,522     1,935,691     1,840,665     1,558,697     1,397,903
-------------------------------------------------------------------------------------
Growth Opportunities
  (Inception Date -
  2/7/01)
  Beginning AUV......           --            --   $     8.515   $     5.807   $     3.443
  Ending AUV.........           --            --   $     5.807   $     3.443   $     4.577
  Ending Number of
    AUs..............           --            --        93,154       145,691       179,378
-------------------------------------------------------------------------------------
High-Yield Bond
  (Inception Date -
  5/8/95)
  Beginning AUV......  $     14.71   $     14.87   $    13.278   $    12.511   $    11.607
  Ending AUV.........  $     14.87   $     13.28   $    12.511   $    11.607   $    15.041
  Ending Number of
    AUs..............    1,172,818     1,049,023       792,749       827,236       905,173
-------------------------------------------------------------------------------------
International
  Diversified
  Equities (Inception
  Date - 4/12/95)
  Beginning AUV......  $     15.49   $     16.92   $    13.614   $    10.196   $     7.175
  Ending AUV.........  $     16.92   $     13.61   $    10.196   $     7.175   $     9.314
  Ending Number of
    AUs..............      905,352       913,536       849,549       776,423       725,866
-------------------------------------------------------------------------------------
International Growth
  and Income
  (Inception Date -
  6/9/97)
  Beginning AUV......  $     13.40   $     14.07   $    14.023   $    10.743   $     8.367
  Ending AUV.........  $     14.07   $     14.02   $    10.743   $     8.367   $    11.283
  Ending Number of
    AUs..............      512,671       698,555       726,543       698,601       618,322
-------------------------------------------------------------------------------------
MFS Growth and Income
  (Inception Date -
  4/6/95)
  Beginning AUV......  $     22.55   $     23.67   $    23.224   $    19.203   $    14.944
  Ending AUV.........  $     23.67   $     23.22   $    19.203   $    14,944   $    18.028
  Ending Number of
    AUs..............      445,395       502,203       553,233       556,991       532,271
-------------------------------------------------------------------------------------
MFS Mid-Cap Growth
  (Inception Date -
  10/19/99)
  Beginning AUV......  $     14.23   $     16.31   $    17.607   $    13.420   $     6.982
  Ending AUV.........  $     16.31   $     17.61   $    13.420   $     6.982   $     9.438
  Ending Number of
    AUs..............       88,761       444,486       588,354       652,943       696,802
-------------------------------------------------------------------------------------
MFS Total Return
  (Inception Date -
  5/8/95)
  Beginning AUV......  $     18.50   $     18.60   $    21.433   $    21.225   $    19.891
  Ending AUV.........  $     18.60   $     21.43   $    21.225   $    19.891   $    22.895
  Ending Number of
    AUs..............      490,051       508,441       742,776       886,843       845,807
-------------------------------------------------------------------------------------
                       AUV - Accumulation Unit Value
                       AU - Accumulation Units

                         FISCAL       FISCAL       FISCAL       FISCAL       FISCAL
                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 VARIABLE PORTFOLIOS    11/30/95     11/30/96     11/30/97     11/30/98     11/30/99
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Putnam Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......   $ 10.36      $ 12.60     $   14.88    $   18.47    $   22.29
  Ending AUV.........   $ 12.60      $ 14.88     $   18.47    $   22.29    $   28.36
  Ending Number of
    AUs..............    31,960      114,619       231,883      473,526      828,070

-------------------------------------------------------------------------------------
Real Estate
  (Inception Date -
  6/2/97)
  Beginning AUV......        --           --     $   10.00    $   11.44    $    9.80
  Ending AUV.........        --           --     $   11.44    $    9.80    $    8.50
  Ending Number of
    AUs..............        --           --        56,379      132,769      140,396

-------------------------------------------------------------------------------------
SunAmerica Balanced
  (Inception Date -
  6/3/96)
  Beginning AUV......        --      $ 10.00     $   11.04    $   13.22    $   15.60
  Ending AUV.........        --      $ 11.04     $   13.22    $   15.60    $   18.23
  Ending Number of
    AUs..............        --       72,909       240,556      467,727    1,003,514

-------------------------------------------------------------------------------------
Technology (Inception
  Date - 1/19/01)
  Beginning AUV......        --           --            --           --           --
  Ending AUV.........        --           --            --           --           --
  Ending Number of
    AUs..............        --           --            --           --           --

-------------------------------------------------------------------------------------
Telecom Utility
  (Inception Date -
  6/3/96)
  Beginning AUV......        --      $ 10.00     $   10.67    $   12.74    $   14.56
  Ending AUV.........        --      $ 10.67     $   12.74    $   14.56    $   15.16
  Ending Number of
    AUs..............        --       20,721        59,907      250,048      308,375

-------------------------------------------------------------------------------------
Worldwide High Income
  (Inception Date -
  5/2/95)
  Beginning AUV......   $ 10.16      $ 11.36     $   14.20    $   15.98    $   13.57
  Ending AUV.........   $ 11.36      $ 14.20     $   15.98    $   13.57    $   15.23
  Ending Number of
    AUs..............    21,556      124,728       399,865      466,233      478,116

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

                                       FISCAL        FISCAL        FISCAL        FISCAL
                       11/30/1999-   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
 VARIABLE PORTFOLIOS    12/31/99      12/31/00      12/31/01      12/31/02      12/31/03
---------------------  -------------------------------------------------------------------
---------------------  -------------------------------------------------------------------
Putnam Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......  $     28.36   $     31.67   $    25.556   $    19.097   $    13.832
  Ending AUV.........  $     31.67   $     25.56   $    19.097   $    13.832   $    16.896
  Ending Number of
    AUs..............      870,842       997,394       883,836       704,123       632,993
-------------------------------------------------------------------------------------
Real Estate
  (Inception Date -
  6/2/97)
  Beginning AUV......  $      8.50   $      8.91   $    10.856        11.339   $    11.860
  Ending AUV.........  $      8.91   $     10.86   $    11.339        11.860   $    16.120
  Ending Number of
    AUs..............      146,237       227,262       251,509       304,254       340,288
-------------------------------------------------------------------------------------
SunAmerica Balanced
  (Inception Date -
  6/3/96)
  Beginning AUV......  $     18.23   $     19.69   $    17.560   $    15.021   $    12.550
  Ending AUV.........  $     19.69   $     17.56   $    15.021   $    12.550   $    14.229
  Ending Number of
    AUs..............    1,067,349     1,236,604     1,184,966      1,02,246       923,931
-------------------------------------------------------------------------------------
Technology (Inception
  Date - 1/19/01)
  Beginning AUV......           --            --   $     7.101   $     3.452   $     1.722
  Ending AUV.........           --            --   $     3.452   $     1.722   $     2.557
  Ending Number of
    AUs..............           --            --        97,649       197,783       428,455
-------------------------------------------------------------------------------------
Telecom Utility
  (Inception Date -
  6/3/96)
  Beginning AUV......  $     15.16   $     15.11   $    13.538   $    11.504   $     8.638
  Ending AUV.........  $     15.11   $     13.54   $    11.504   $     8.638   $    10.104
  Ending Number of
    AUs..............      382,240       386,004       385,837       294,108       238,977
-------------------------------------------------------------------------------------
Worldwide High Income
  (Inception Date -
  5/2/95)
  Beginning AUV......  $     15.23   $     15.70   $    15.005   $    14.299   $    14.029
  Ending AUV.........  $     15.70   $     15.00   $    14.299   $    14.029   $    17.402
  Ending Number of
    AUs..............      472,561       417,746       372,116       306,730       266,860
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------


             AUV - Accumulation Unit Value
             AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 CONDENSED FINANCIAL INFORMATION FOR POLARIS II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                               FISCAL       FISCAL
                                                                             YEAR ENDED   YEAR ENDED
VARIABLE PORTFOLIOS                                                           12/31/02     12/31/03
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 12/02/03)
  Beginning AUV...........................................................    $27.667     $   25.794
  Ending AUV..............................................................    $25.794     $   33.529
  Ending Number of AUs....................................................          4         22,135

----------------------------------------------------------------------------------------------------
Government and Quality Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $16.183     $   16.472
  Ending AUV..............................................................    $16.472     $   16.588
  Ending Number of AUs....................................................          6         92,010

----------------------------------------------------------------------------------------------------
Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $22.137     $   20.848
  Ending AUV..............................................................    $20.848     $   26.615
  Ending Number of AUs....................................................          5         25,103

----------------------------------------------------------------------------------------------------

Natural Resources (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $14.699     $   15.272
  Ending AUV..............................................................    $15.272     $   22.162
  Ending Number of AUs....................................................          7      2,659.016

----------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $10.639     $   10.077
  Ending AUV..............................................................    $10.077     $   12.720
  Ending Number of AUs....................................................          9          3,217

----------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $23.774     $   21.940
  Ending AUV..............................................................    $21.940     $   27.122
  Ending Number of AUs....................................................          4         27,531

----------------------------------------------------------------------------------------------------
Asset Allocation (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $17.180     $   16.887
  Ending AUV..............................................................    $16.887     $   20.421
  Ending Number of AUs....................................................          6          8,962

----------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 5.053     $    4.659
  Ending AUV..............................................................    $ 4.659     $    5.769
  Ending Number of AUs....................................................         20         26,106

----------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $13.024     $   13.018
  Ending AUV..............................................................    $13.018     $   12.878
  Ending Number of AUs....................................................         13         41,646

----------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $14.379     $   14.704
  Ending AUV..............................................................    $14.704     $   16.174
  Ending Number of AUs....................................................          7         13,523

----------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $22.187     $   21.460
  Ending AUV..............................................................    $21.460     $   28.069
  Ending Number of AUs....................................................          5         43,093

----------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 9.177     $    8.902
  Ending AUV..............................................................    $ 8.902     $   10.500
  Ending Number of AUs....................................................         11         21,567

----------------------------------------------------------------------------------------------------
Emerging Markets (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 6.213     $    5.958
  Ending AUV..............................................................    $ 5.958     $    8.933
  Ending Number of AUs....................................................         16          8,343

----------------------------------------------------------------------------------------------------
Federated American Leaders (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $13.332     $   12.912
  Ending AUV..............................................................    $12.912     $   16.184
  Ending Number of AUs....................................................          8         18,228

----------------------------------------------------------------------------------------------------
Foreign Value (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 9.960     $    9.407
  Ending AUV..............................................................    $ 9.407     $   12.463
  Ending Number of AUs....................................................         10         60,221

----------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $16.048     $   16.324
  Ending AUV..............................................................    $16.324     $   16.611
  Ending Number of AUs....................................................          6          9,261

----------------------------------------------------------------------------------------------------
AUV - Accumulation Unit Value
AU - Accumulation Units

                                                                               FISCAL       FISCAL
                                                                             YEAR ENDED   YEAR ENDED
VARIABLE PORTFOLIOS                                                           12/31/02     12/31/03
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $13.154     $   12.546
  Ending AUV..............................................................    $12.546     $   15.584
  Ending Number of AUs....................................................          8            837

----------------------------------------------------------------------------------------------------
Goldman Sachs Research (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 5.388     $    5.058
  Ending AUV..............................................................    $ 5.058     $    6.224
  Ending Number of AUs....................................................         19          4,280

----------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $21.715     $   20.787
  Ending AUV..............................................................    $20.787     $   25.658
  Ending Number of AUs....................................................          5          3,707

----------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 3.799     $    3.435
  Ending AUV..............................................................    $ 3.435     $    4.557
  Ending Number of AUs....................................................         26         10,237

----------------------------------------------------------------------------------------------------
High Yield Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $11.534     $   11.586
  Ending AUV..............................................................    $11.586     $   14.978
  Ending Number of AUs....................................................          9         11,111

----------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date -
  12/02/02)
  Beginning AUV...........................................................    $ 7.290     $    7.170
  Ending AUV..............................................................    $ 7.170     $    9.286
  Ending Number of AUs....................................................         14         57,435

----------------------------------------------------------------------------------------------------
International Growth & Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 8.573     $    8.330
  Ending AUV..............................................................    $ 8.330     $   11.204
  Ending Number of AUs....................................................         12         20,136

----------------------------------------------------------------------------------------------------
Marsico Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 7.833     $    7.426
  Ending AUV..............................................................    $ 7.426     $    9.503
  Ending Number of AUs....................................................         13          8,026

----------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust (Inception Date -
  12/02/02)
  Beginning AUV...........................................................    $15.713     $   14.930
  Ending AUV..............................................................    $14.930     $   17.969
  Ending Number of AUs....................................................          6         12,888

----------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 7.423     $    6.965
  Ending AUV..............................................................    $ 6.965     $    9.392
  Ending Number of AUs....................................................         14         55,256

----------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $20.353     $   19.853
  Ending AUV..............................................................    $19.853     $   22.797
  Ending Number of AUs....................................................          5         18,660

----------------------------------------------------------------------------------------------------
Putnam Growth: Voyager (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $14.739     $   13.785
  Ending AUV..............................................................    $13.785     $   16.795
  Ending Number of AUs....................................................          7            347

----------------------------------------------------------------------------------------------------
Real Estate (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $11.721     $   11.836
  Ending AUV..............................................................    $11.836     $   16.050
  Ending Number of AUs....................................................          9          5,172

----------------------------------------------------------------------------------------------------
Small & Mid Cap Value (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $10.464     $   10.122
  Ending AUV..............................................................    $10.122     $   13.588
  Ending Number of AUs....................................................         10         40,298

----------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $12.998     $   12.509
  Ending AUV..............................................................    $12.509     $   14.149
  Ending Number of AUs....................................................          8          8,383

----------------------------------------------------------------------------------------------------
Technology (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 2.048     $    1.716
  Ending AUV..............................................................    $ 1.716     $    2.544
  Ending Number of AUs....................................................         49         38,060

----------------------------------------------------------------------------------------------------
Telecom Utility (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 8.494     $    8.622
  Ending AUV..............................................................    $ 8.622     $   10.068
  Ending Number of AUs....................................................         12          1,443

----------------------------------------------------------------------------------------------------
AUV - Accumulation Unit Value
AU - Accumulation Units

                                                                               FISCAL       FISCAL
                                                                             YEAR ENDED   YEAR ENDED
VARIABLE PORTFOLIOS                                                           12/31/02     12/31/03
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Worldwide High Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $13.871     $   13.993
  Ending AUV..............................................................    $13.993     $   17.344
  Ending Number of AUs....................................................          7            875

----------------------------------------------------------------------------------------------------
Growth and Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 8.665     $    8.180
  Ending AUV..............................................................    $ 8.180     $   10.556
  Ending Number of AUs....................................................         12         48,186

----------------------------------------------------------------------------------------------------
Comstock (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 8.543     $    8.155
  Ending AUV..............................................................    $ 8.155     $   10.504
  Ending Number of AUs....................................................         12         22,640

----------------------------------------------------------------------------------------------------
Emerging Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 7.598     $    6.997
  Ending AUV..............................................................    $ 6.997     $    8.755
  Ending Number of AUs....................................................         13          6,547

----------------------------------------------------------------------------------------------------
Growth & Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 9.011     $    8.791
  Ending AUV..............................................................    $ 8.791     $   11.056
  Ending Number of AUs....................................................         11         71,196

----------------------------------------------------------------------------------------------------
Global Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $11.543     $   10.949
  Ending AUV..............................................................    $10.949     $   14.590
  Ending Number of AUs....................................................          9         18,561

----------------------------------------------------------------------------------------------------
Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $12.029     $   10.884
  Ending AUV..............................................................    $10.884     $   14.667
  Ending Number of AUs....................................................          8         46,645

----------------------------------------------------------------------------------------------------
Growth Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $11.599     $   10.884
  Ending AUV..............................................................    $10.884     $   14.197
  Ending Number of AUs....................................................          9         71,074

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
AUV - Accumulation Unit Value
AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 APPENDIX B - POLARIS REWARDS PROGRAM EXAMPLES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
I.  DEFERRED PAYMENT ENHANCEMENT


If you elect to participate in the Polaris Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.


The examples that follow assume an initial Purchase Payment of $125,000, an Upfront Payment Enhancement Rate of 2% and a Deferred Payment Enhancement Rate of 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE

The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE

As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:

     1. Your contract value on your 5th contract anniversary is $190,000.

     2. You request a withdrawal of $75,000 on your 5th contract anniversary.

     3. No subsequent Purchase Payments have been made.

     4. No prior withdrawals have been taken.

     5. Funds are not allocated to any of the MVA Fixed Accounts.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6%, or $114,500, of your initial Purchase Payment remains in your contract.


On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.


II.  90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:


-----------------------------------------------------------------------------------------------
                                 UPFRONT PAYMENT     DEFERRED PAYMENT
                                   ENHANCEMENT         ENHANCEMENT          DEFERRED PAYMENT
ENHANCEMENT LEVEL                      RATE                RATE             ENHANCEMENT DATE
-----------------------------------------------------------------------------------------------
 Under $40,000                          2%                  0%                    N/A
-----------------------------------------------------------------------------------------------
 $40,000 - $99,999                      4%                  0%                    N/A
-----------------------------------------------------------------------------------------------
                                                                          Nine years from the
 $100,000 - $499,999                    4%                  1%            date we receive each
                                                                           Purchase Payment.
-----------------------------------------------------------------------------------------------
                                                                          Nine years from the
 $500,000 - more                        4%                  2%            date we receive each
                                                                           Purchase Payment.
-----------------------------------------------------------------------------------------------



Contracts issued with the Polaris Rewards feature after April 3, 2000, may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or

Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:

1. Current Enhancement Levels, Rates and Dates (beginning December 1, 2000) throughout the first 90 days.

2. No withdrawal in the first 90 days.

3. Initial Purchase Payment of $35,000 on December 1, 2000.

4. Subsequent Purchase Payment of $40,000 on January 15, 2001.

5. Subsequent Purchase Payment of $25,000 on January 30, 2001.

6. Subsequent Purchase Payment of $7,500 on February 12, 2001.

ENHANCEMENT AT THE TIME PURCHASE PAYMENTS ARE RECEIVED

--------------------------------------------------------------------------------------------
                                                                              DEFERRED
                         PURCHASE         UPFRONT         DEFERRED            PAYMENT
       DATE OF            PAYMENT         PAYMENT         PAYMENT           ENHANCEMENT
  PURCHASE PAYMENT        AMOUNT        ENHANCEMENT     ENHANCEMENT             DATE
--------------------------------------------------------------------------------------------
   December 1, 2000       $35,000            2%              0%                 N/A
--------------------------------------------------------------------------------------------
   January 15, 2001       $40,000            4%              0%                 N/A
--------------------------------------------------------------------------------------------
   January 30, 2001       $25,000            4%              1%          January 30, 2010
--------------------------------------------------------------------------------------------
   February 12, 2001      $ 7,500            4%              1%          February 12, 2010
--------------------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE
The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90th day following contract issue, as follows:

--------------------------------------------------------------------------------------------
                                                                              DEFERRED
                         PURCHASE         UPFRONT         DEFERRED            PAYMENT
       DATE OF            PAYMENT         PAYMENT         PAYMENT           ENHANCEMENT
  PURCHASE PAYMENT        AMOUNT        ENHANCEMENT     ENHANCEMENT             DATE
--------------------------------------------------------------------------------------------
   December 1, 2000       $35,000            4%              1%          December 1, 2009
--------------------------------------------------------------------------------------------
   January 15, 2001       $40,000            4%              1%          January 15, 2010
--------------------------------------------------------------------------------------------
   January 30, 2001       $25,000            4%              1%          January 30, 2010
--------------------------------------------------------------------------------------------
   February 12, 2001      $ 7,500            4%              1%          February 12, 2010
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX C - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP with duration longer than 1-year before the end of the guarantee period.


We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.



Where the MVA is negative, we first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.


The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

  where:

        I is the interest rate you are earning on the money invested in the FAGP;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP.

        L is 0.005.

We do not assess a MVA against withdrawals from a FAGP under the following circumstances:

- If a withdrawal is made within 30 days after the end of a guarantee period;

- If a withdrawal is made to pay contract fees and charges;

- To pay a death benefit; and

- Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender
                    Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N = 18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

     (4) Your contract was not issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.06+0.005)]18/12 - 1
                  = (0.985915)1.5 - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 x (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.06+0.005)]18/12 - 1
                  = (0.985915)1.5 - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                        $3,760 X (- 0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           APPENDIX D - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Capitalized terms used in this Appendix have the same meaning as they have in prospectus.



The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.



The term "withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.



     If the Continuing Spouse is below age 90 at the time of death, and:



     If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:



        a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



        b. Continuation Net Purchase Payments; or



        c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any withdrawals recorded since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.



        If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:



        a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



        b. Net Purchase Payments received since the original issue date; or



        c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that the withdrawal reduced each contract value on the date of the withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.



     If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris/Polaris II Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)




        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

Date:                                  Signed:

       ------------------------------           ------------------------------

   Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

--------------------------------------------------------------------------------

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

                          FS VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE

             POLARIS CHOICE VARIABLE ANNUITY PROSPECTUS (F-3016-PRO)
                                DATED MAY 3, 2004

                     POLARIS II VARIABLE ANNUITY PROSPECTUS
                          (F-3023-PRO) AND (F-1319-PRO)
                                DATED MAY 3, 2004

--------------------------------------------------------------------------------

THIS SUPPLEMENT AMENDS THE PROSPECTUS DATED MAY 3, 2004.

THE CAPITAL PROTECTOR FEATURE IS NOT AVAILABLE AT THIS TIME. PLEASE CHECK WITH YOUR FINANCIAL REPRESENTATIVE FOR THE AVAILABILITY OF THIS FEATURE.

DATED:  MAY 3, 2004




                Please keep this Supplement with your Prospectus.

[POLARIS LOGO]                 [POLARIS II LOGO]

                                   PROSPECTUS

                                  MAY 3, 2004



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 FIRST SUNAMERICA LIFE INSURANCE COMPANY
important information about the                   in connection with
Polaris/Polaris II Variable Annuity.          FS VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices - both fixed
To learn more about the annuity               account options and Variable Portfolios listed below. The
offered by this prospectus, you can           fixed account options may include specified periods of 1, 3,
obtain a copy of the Statement of             5, 7 and 10 years and dollar cost averaging fixed accounts
Additional Information ("SAI") dated          for 6-month and 1-year periods. The Variable Portfolios are
May 3, 2004. The SAI has been filed           part of the American Funds Insurance Series ("AFIS"), the
with the Securities and Exchange              Anchor Series Trust ("AST"), the Lord Abbett Series Fund,
Commission ("SEC") and is                     Inc. ("LASF"), the SunAmerica Series Trust ("SAST") and the
incorporated by reference into this           Van Kampen Life Investment Trust ("VKT").
prospectus. The Table of Contents of
the SAI appears at the end of this            STOCKS:
prospectus. For a free copy of the              MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
SAI, call us at (800) 99NY-SUN or                  - Aggressive Growth Portfolio                      SAST
write to us at our Annuity Service                 - Blue Chip Growth Portfolio                       SAST
Center, P.O. Box 54299, Los Angeles,               - "Dogs" of Wall Street Portfolio*                 SAST
California 90054-0299.                             - Growth Opportunities Portfolio                   SAST
                                                MANAGED BY ALLIANCEBERNSTEIN
In addition, the SEC maintains a                   - Small & Mid Cap Value Portfolio                  SAST
website (http://www.sec.gov) that               MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
contains the SAI, materials                        - Alliance Growth Portfolio                        SAST
incorporated by reference and other                - Global Equities Portfolio                        SAST
information filed electronically with              - Growth-Income Portfolio                          SAST
the SEC by First SunAmerica Life                MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
Insurance Company.                                 - American Funds Global Growth Portfolio           AFIS
                                                   - American Funds Growth Portfolio                  AFIS
ANNUITIES INVOLVE RISKS, INCLUDING                 - American Funds Growth-Income Portfolio           AFIS
POSSIBLE LOSS OF PRINCIPAL, AND ARE             MANAGED BY DAVIS ADVISORS
NOT A DEPOSIT OR OBLIGATION OF, OR                 - Davis Venture Value Portfolio                    SAST
GUARANTEED OR ENDORSED BY, ANY BANK.               - Real Estate Portfolio                            SAST
THEY ARE NOT FEDERALLY INSURED BY THE           MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY
FEDERAL DEPOSIT INSURANCE                          - Federated American Leaders Portfolio*            SAST
CORPORATION, THE FEDERAL RESERVE                   - Telecom Utility Portfolio                        SAST
BOARD OR ANY OTHER AGENCY.                      MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
                                                   - Goldman Sachs Research Portfolio                 SAST
This variable annuity provides an               MANAGED BY LORD, ABBETT & CO
optional bonus feature called                      - Lord Abbett Series Fund Growth and Income
"Polaris Rewards". If you elect this                 Portfolio                                         LASF
feature, in exchange for bonuses                MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
credited to your contract, your                    - Marsico Growth Portfolio                         SAST
surrender charge schedule will be               MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
longer and greater than if you chose               - MFS Massachusetts Investors Trust Portfolio      SAST
not to elect this feature. These                   - MFS Mid Cap Growth Portfolio                     SAST
withdrawal charges may offset the               MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY LLC
value of any bonus, if you make an                 - Emerging Markets Portfolio                       SAST
early withdrawal.                                  - International Growth & Income Portfolio          SAST
                                                   - Putnam Growth: Voyager Portfolio                 SAST
                                                MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                   - Foreign Value Portfolio                          SAST
                                                MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT LLC
                                                   - International Diversified Equities Portfolio     SAST
                                                   - Technology Portfolio                             SAST
                                                   - Van Kampen LIT Comstock Portfolio, Class II
                                                     Shares*                                            VKT
                                                   - Van Kampen LIT Emerging Growth Portfolio,
                                                     Class II Shares                                   VKT
                                                   - Van Kampen LIT Growth and Income Portfolio,
                                                     Class II Shares                                   VKT
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Capital Appreciation Portfolio                    AST
                                                   - Growth Portfolio                                  AST
                                                   - Natural Resources Portfolio                       AST
                                              BALANCED:
                                                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - SunAmerica Balanced Portfolio                    SAST
                                                MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                   - MFS Total Return Portfolio                       SAST
                                                MANAGED BY WM ADVISORS, INC.
                                                   - Asset Allocation Portfolio                        AST
                                              BONDS:
                                                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - High-Yield Bond Portfolio                        SAST
                                                MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
                                                   - Corporate Bond Portfolio                         SAST
                                                MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                   - Global Bond Portfolio                            SAST
                                                MANAGED BY VAN KAMPEN
                                                   - Worldwide High Income Portfolio                  SAST
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Government & Quality Portfolio                    AST
                                              CASH:
                                                MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                   - Cash Management Portfolio                        SAST
                                              *  "Dogs of Wall Street" Portfolio is an equity fund seeking total return; Federated American Leaders Portfolio is an
                                                 equity fund seeking growth of capital and income; and Van
                                                 Kampen LT Comstock Portfolio is an equity fund, seeking
                                                 capital growth and income.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------


First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 2003 is incorporated herein by reference.


All documents or reports filed by First SunAmerica under Section 13(a), 18(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus shall also be incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897.

First SunAmerica is subject to the informational requirements of the Exchange Act (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933 (the "Securities Act"), as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and its exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statements and their exhibits.

First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated herein by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:


       First SunAmerica Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 99NY-SUN

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

If indemnification for liabilities arising under the Securities Act is provided First SunAmerica's officers, directors and controlling persons, the SEC has advised First SunAmerica that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Securities Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel, this issue has been determined by controlling precedent, First SunAmerica need not submit the issue to a court for determination.

 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
                           TABLE OF CONTENTS
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE................     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION...............................................     2
 GLOSSARY.......................................................     3
 HIGHLIGHTS.....................................................     4
 FEE TABLES.....................................................     5
       Maximum Owner Transaction Expenses.......................     5
       Contract Maintenance Fee.................................     5
       Separate Account Annual Expenses.........................     5
       Optional Capital Protector Fee...........................     5
       Portfolio Expenses.......................................     5
 EXAMPLES.......................................................     6
 THE POLARIS/POLARIS II VARIABLE ANNUITY........................     8
 PURCHASING A POLARIS/POLARIS II VARIABLE ANNUITY...............     8
       Allocation of Purchase Payments..........................     9
       Polaris Rewards Program..................................     9
       Current Enhancement Levels...............................    10
       Accumulation Units.......................................    11
       Right to Examine.........................................    11
       Exchange Offers..........................................    11
 INVESTMENT OPTIONS.............................................    12
       Variable Portfolios......................................    12
           Anchor Series Trust..................................    12
           SunAmerica Series Trust..............................    12
           American Funds Insurance Series......................    12
           Lord Abbett Series Fund, Inc. .......................    12
           Van Kampen Life Investment Trust.....................    12
       Fixed Account Options....................................    13
       Asset Allocation Program.................................    14
       Transfers During the Accumulation Phase..................    15
       Dollar Cost Averaging....................................    15
       Asset Allocation Rebalancing.............................    16
       Return Plus Program......................................    16
       Voting Rights............................................    17
       Substitution.............................................    17
 ACCESS TO YOUR MONEY...........................................    17
       Systematic Withdrawal Program............................    18
       Minimum Contract Value...................................    18
 OPTIONAL LIVING BENEFITS.......................................    18
       Capital Protector........................................    18
 DEATH BENEFIT..................................................    19
 EXPENSES.......................................................    21
       Annual Separate Account Expenses.........................    21
       Withdrawal Charges.......................................    21
       Investment Charges.......................................    22
       Contract Administration Charge...........................    22
       Transfer Fee.............................................    22
       Income Taxes.............................................    22
       Reduction or Elimination of Charges and Expenses, and
       Additional Amounts Credited..............................    22
 INCOME OPTIONS.................................................    22
       Annuity Date.............................................    22
       Income Options...........................................    23
       Fixed or Variable Income Payments........................    23
       Income Payments..........................................    23
       Transfers During the Income Phase........................    24
       Deferment of Payments....................................    24
 TAXES..........................................................    24
       Annuity Contracts in General.............................    24
       Tax Treatment of Distributions - Non-Qualified
       Contracts................................................    24
       Tax Treatment of Distributions - Qualified Contracts.....    25
       Minimum Distributions....................................    25
       Tax Treatment of Death Benefits..........................    26
       Contracts Owned by A Trust or Corporation................    26
       Gifts, Pledges and/or Assignments of a Contract..........    26
       Diversification and Investor Control.....................    26
 PERFORMANCE....................................................    27
 OTHER INFORMATION..............................................    27
       First SunAmerica.........................................    27
       The Separate Account.....................................    27
       The General Account......................................    27
       Payments in Connection with the Distribution of the
       Contract.................................................    27
       Administration...........................................    28
       Legal Proceedings........................................    28
       Ownership................................................    28
       Independent Accountants..................................    28
       Registration Statement...................................    28
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.......
                                                                    28
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION..................   A-1
 APPENDIX B -- POLARIS REWARDS PROGRAM EXAMPLES.................   B-1
 APPENDIX C -- MARKET VALUE ADJUSTMENT ("MVA")..................   C-1
 APPENDIX D -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION....
                                                                   D-1
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
                               GLOSSARY
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.



 ACCUMULATION PHASE - The period during which you invest money in your contract.



 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.



 ANNUITANT(S) - The person(s) on whose life (lives) we base income payments.



 ANNUITY DATE - The date on which income payments are to begin, as selected by you.



 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.



 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.



 COMPANY - First SunAmerica Life Insurance Company, First SunAmerica, we, us, the insurer which issues this contract. Only "First
 SunAmerica" is a capitalized term in the prospectus.



 INCOME PHASE - The period during which we make income payments to you.



 IRS - The Internal Revenue Service.



 LATEST ANNUITY DATE - Your 90th birthday.



 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").



 PAYMENT ENHANCEMENT(S) - The amounts allocated to your contract by us under the Polaris Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.



 POLARIS REWARDS PROGRAM - A program that provides a payment enhancement in exchange for a surrender charge that declines over 9 years.



 PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.



 QUALIFIED (CONTRACT) - A contract purchased with pre-tax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



 TRUSTS - Refers to the Anchor Series Trust, the American Funds
 Insurance Series, the Lord Abbett Series Fund, Inc., the SunAmerica
 Series Trust and the Van Kampen Life Investment Trust collectively.



 VARIABLE PORTFOLIO(S) - A sub-account of FS Variable Separate Account which provides for the variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor
 Series Trust, the American Funds Insurance Series, the Lord Abbett
 Series Fund, Inc., the SunAmerica Series Trust or the Van Kampen Life
 Investment Trust as applicable. The underlying investment portfolios may be referred to as "underlying funds."

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The Polaris/Polaris II Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ("First SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. You may also elect to participate in the Polaris Rewards feature of the contract that can provide you with Payment Enhancements to invest in your contract. If you elect participation in this feature, your contract will be subject to a longer and higher surrender charge schedule. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.



RIGHT TO EXAMINE: If you cancel your contract within 10 days after receiving it, we will cancel the contract without charging a withdrawal charge. You will receive the greater of Purchase Payments or the value of your contract on the day that we receive your request less any Payment Enhancement(s). This amount may be more or less than your original Purchase Payment. If you elect to participate in Polaris Rewards you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the Right to Examine period. Please see PURCHASING A POLARIS/POLARIS II VARIABLE ANNUITY in the prospectus.



EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract administration charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment management charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you participate in the Polaris Rewards Program, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS/POLARIS II VARIABLE ANNUITY and EXPENSES in the prospectus.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.


INQUIRIES: If you have questions about your contract call your financial representative or contact us at First SunAmerica Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 99NY-SUN.



FIRST SUNAMERICA OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE POLARIS REWARDS PROGRAM. GENERALLY PRODUCTS WITHOUT THE POLARIS REWARDS PROGRAM HAVE THE SAME SEPARATE ACCOUNT CHARGES AS PRODUCTS WITH THE POLARIS REWARDS PROGRAM. HOWEVER, CONTRACTS WITHOUT THE POLARIS REWARDS PROGRAM HAVE A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS PRODUCT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.


PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)


If Polaris Rewards is elected...............................  9%
If Polaris Rewards is not elected...........................  7%


TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        per transfer


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES.


CONTRACT MAINTENANCE FEE
    $30 (waived if contract value $50,000 or more)

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees.......................  1.37%
    Distribution Expense Fee..............................  0.15%
                                                            -----
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.52%
                                                            =====


  ADDITIONAL OPTIONAL FEATURE FEE


    You may elect the following optional Capital Protector feature described below.



  OPTIONAL CAPITAL PROTECTOR FEE



   CONTRACT YEAR                                    ANNUALIZED FEE(2)
   -------------                                    -----------------
     0-7......................................            0.60%
     8-10.....................................            0.20%
     11+......................................             none



FOOTNOTES TO THE FEE TABLES:



(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over a period of 9 years as follows:

YEARS:......................................................   1     2     3     4     5     6     7     8     9    10
Non-Polaris Rewards.........................................   7%    6%    5%    4%    3%    2%    1%    0%    0%    0%
Polaris Rewards.............................................   9%    9%    8%    7%    6%    5%    4%    3%    2%    0%



(2) The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.



THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


                               PORTFOLIO EXPENSES


             TOTAL ANNUAL UNDERLYING PORTFOLIO                MINIMUM   MAXIMUM
             ---------------------------------                -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.59%     1.90%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES

                          IF YOU ELECT POLARIS REWARDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH MAXIMUM TOTAL EXPENSES OF 1.90%)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional Capital Protector (0.60% for years 0-7, and 0.20% for years 8-10) feature:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,317   $2,063    $2,725     $4,225
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $345    $1,051    $1,779     $3,703
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract and you elect the optional Capital Protector (0.60% for years 0-7, and 0.20% for years 8-10) feature:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $417    $1,263    $2,125     $4,225
-------------------------------------
-------------------------------------


MINIMUM EXPENSE EXAMPLES

(ASSUMING SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH MINIMUM TOTAL EXPENSES OF 0.59%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,123   $1,490    $1,783     $2,543
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $214     $661     $1,134     $2,441
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $223     $690     $1,183     $2,543
-------------------------------------
-------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES

                      IF YOU DO NOT ELECT POLARIS REWARDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH MAXIMUM TOTAL EXPENSES OF 1.90%)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional Capital Protector (0.60% for years 0-7, and 0.20% for years 8-10) feature:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,109   $1,738    $2,383     $4,142
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $345    $1,051    $1,779     $3,703
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract and you elect the optional Capital Protector (0.60% for years 0-7, and 0.20% for years 8-10) feature:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $409    $1,238    $2,083     $4,142
-------------------------------------
-------------------------------------


MINIMUM EXPENSE EXAMPLES

(ASSUMING SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH MINIMUM TOTAL EXPENSES OF 0.59%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $919    $1,176    $1,459     $2,493
-------------------------------------
-------------------------------------



(2) If you annuitize your contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $214     $661     $1,134     $2,441
-------------------------------------
-------------------------------------



(3) If you do not surrender your contract:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $219     $676     $1,159     $2,493
-------------------------------------
-------------------------------------


EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract level) as well as total annual underlying portfolio operating expenses. We converted the contract maintenance charge to a percentage (0.05%). The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume separate account expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.


3. Examples reflecting participation in the Polaris Rewards program reflect the Polaris Rewards surrender charge schedule, and a 2% upfront payment enhancement.



4. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features are being offered. The fee for the Capital Protector feature is not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.



5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX A -- CONDENSED
                             FINANCIAL INFORMATION.

----------------------------------------------------------------
----------------------------------------------------------------
                    THE POLARIS/POLARIS II VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.


This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.


The contract is called a "variable" annuity because it allows you to invest in variable portfolios which have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.


Fixed account options earn interest at a rate set and guaranteed by the Company. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.


FOR MORE INFORMATION ON INVESTMENT OPTIONS AVAILABLE UNDER THIS CONTRACT SEE INVESTMENT OPTIONS BELOW.


This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years, or 9 years if you are participating in the Polaris Rewards program. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.


First SunAmerica Life Insurance Company issues the Polaris/ Polaris II Variable Annuity. When you purchase a Polaris/ Polaris II Variable Annuity, a contract exists between you and First SunAmerica. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, 4th Floor, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.
----------------------------------------------------------------
----------------------------------------------------------------
                PURCHASING A POLARIS/POLARIS II VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------


An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.


This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------


Prior Company approval is required to accept Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, prior Company approval is required to accept purchase payments greater than $250,000. Subsequent Purchase Payments which would cause total Purchase Payments in all contracts issued by First SunAmerica and AIG SunAmerica Life Assurance Company, an affiliate of First SunAmerica, to the same owner to exceed this limit are also subject to prior Company approval. For any contracts subject to these dollar amount reservations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract. WE RESERVE THE RIGHT TO CHANGE THE AMOUNT AT WHICH PREAPPROVAL IS REQUIRED AT ANYTIME.



Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $20.



In addition, we may not issue a contract to anyone age 86 or older at the time of contract issue. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made.


We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.


If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.



You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.


ALLOCATION OF PURCHASE PAYMENTS


We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS BELOW.



In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our Annuity Service Center. We allocate your initial Purchase Payment within two business days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will send your money back to you; or ask your permission to keep your money until we get the information necessary to issue the contract.



POLARIS REWARDS PROGRAM



For contracts issued after May 1, 2002, if you elect to participate in the Polaris Rewards program at contract issue, we contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. SEE WITHDRAWAL CHARGES BELOW. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal. SEE EXPENSES BELOW. You may not elect to participate in this program if you are age 81 or older at the time of contract issue. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below.



Purchase Payments may not be invested in the available Dollar Cost Averaging
(DCA) fixed accounts if you participate in the Polaris Rewards Program. However, you may use other available fixed account options as a DCA source account.



There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Polaris Rewards program may not perform as well as the contract without the feature.


Enhancement Levels


The Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts which may correspond to different enhancement rates and dates. Enhancement Levels may change from time to time, at our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your Enhancement Level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment.


Upfront Payment Enhancement


An Upfront Payment Enhancement is an amount we add to your contract on the day we apply a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. The Upfront Payment Enhancement Rate will always be at least 2%. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when we apply each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect for your Purchase Payments.


Deferred Payment Enhancement


A Deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "Deferred

Payment Enhancement Date") as a percentage of Purchase Payments received. We refer to this percentage amount as the Deferred Payment Enhancement Rate. We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when we apply each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.



If you withdraw any portion of a Purchase Payment, to which a Deferred Payment Enhancement applies, prior to the Deferred Payment Enhancement Date, we reduce the amount of the corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.



APPENDIX B shows how we calculate any applicable Deferred Payment Enhancement amount.


We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:

     - You surrender your contract;

     - A death benefit is paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date applicable to all Purchase Payments are as follows:


 --------------------------------------------------------------------------
                                        DEFERRED PAYMENT  DEFERRED PAYMENT
                      UPFRONT PAYMENT   ENHANCEMENT RATE  ENHANCEMENT DATE
 ENHANCEMENT          ENHANCEMENT RATE
 LEVEL
---------------------------------------------------------------------------
 Under $40,000               2%                0%                N/A
---------------------------------------------------------------------------
 $40,000-$99,999             4%                0%                N/A
---------------------------------------------------------------------------
 $100,000-$499,999           4%                1%          Nine years from
                                                             the date we
                                                             receive each
                                                               Purchase
                                                               Payment.
---------------------------------------------------------------------------
 $500,000-more               5%                1%          Nine years from
                                                             the date we
                                                             receive each
                                                               Purchase
                                                               Payment.
---------------------------------------------------------------------------


Enhancement levels and Payment Enhancement Rates may change at any time. Contact your financial representative for current Enhancement Levels and Payment Enhancement Rates.

Deferred Payment Enhancement Rates may increase, decrease or stay the same; there is no minimum Deferred Payment Enhancement Rate. The Date on which you may receive any applicable future Deferred Payment Enhancement may change; it may be less than nine years or greater than nine years.


If Polaris Rewards is elected and a Spousal Continuation of the contract occurs, Deferred Payment Enhancements will be allocated as they would have been under the original contract.



See your financial representative for information on the current Enhancement Levels and Payment Enhancement rates.



90 Day Window


Contracts issued with the Polaris Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued. We will add any applicable Upfront Look Back Adjustment to your contract on the 90th day following the date of contract issuance. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable Upfront Look Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Portfolio, for a Deferred Look Back Adjustment.


APPENDIX B provides an example of a Look Back Adjustment.


The Polaris Rewards Program may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative regarding the availability of this program.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


ACCUMULATION UNITS


When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. (SEE EXAMPLE BELOW). The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.


We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment and Payment Enhancement, if applicable, by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE (CONTRACTS WITHOUT POLARIS REWARDS):


     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.5223 Accumulation Units for the Global Bond Portfolio.


     EXAMPLE (CONTRACTS WITH POLARIS REWARDS):



     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. The initial Payment Enhancement is 2% of your Purchase Payment. Therefore, we add an Initial Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when NYSE closes on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for the Global Bond Portfolio.


Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract in the Variable Portfolios to go up and down.

RIGHT TO EXAMINE


You may cancel your contract within ten days after receiving it. We call this a "Right to Examine." To cancel, you must mail the contract along with your Right to Examine request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund to you the value of your contract on the day we receive your request or the money you invested, less any Right to Examine Payment Enhancement Deduction.



If you decide to cancel your contract during the Right to Examine period, generally, we will refund to you the greater of (1) your Purchase Payments or
(2) the value of your contract on the day we receive your request minus the Right to Examine Payment Enhancement Deduction. The Right to Examine Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your Right to Examine request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the Right to Examine period.



We reserve the right to put your money in the Cash Management Portfolio during the Right to Examine period and will allocate your money according to your instructions at the end of the applicable Right to Examine period. Currently, we do not put your money in the Cash Management Portfolio during the Right to Examine period unless you allocate your money to it.


EXCHANGE OFFERS


From time to time, we may offer to allow you to exchange an older variable annuity issued by First SunAmerica Life Insurance Company or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica Life Insurance Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the Anchor Series Trust, American Funds Insurance Series, Lord Abbett Series Fund, Inc., the SunAmerica Series Trust, and Van Kampen Life Investment Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. These Variable Portfolios are only available through the purchase of certain insurance contracts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by First SunAmerica, and other affiliated/ unaffiliated insurance companies. Neither First SunAmerica nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

AIG SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of AIG, is the investment adviser to the Anchor Series Trust and the SunAmerica Series Trust. Capital Research and Management Company is the investment adviser to the American Funds Insurance Series. Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust.


     ANCHOR SERIES TRUST - CLASSES 1 AND 3


Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust ("AST") portfolios. Anchor Series Trust contains investment portfolios in addition to those listed below which are not available for investment under this contract.


     SUNAMERICA SERIES TRUST - CLASSES 1 AND 3


Various subadvisers provide investment advice for the SunAmerica Series Trust ("SAST") portfolios. SunAmerica Series Trust contains investment portfolios in addition to those listed below which are not available for investment under this contract.


     AMERICAN FUNDS INSURANCE SERIES - CLASS 2


Capital Research and Management Company provides investment advice for the American Funds Insurance Series ("AFIS") portfolios. American Funds Insurance Series contains investment portfolios in addition to those listed here that are not available for investment under this contract.


     LORD ABBETT SERIES FUND, INC. - CLASS VC


Lord, Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LASF") contains investment portfolios in addition to those listed below that are not available for investment under this contract.


     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II


Van Kampen Asset Management provides investment advice for the Van Kampen Life Investment Trust ("VKT") portfolios. Van Kampen Life Investment Trust contains investment portfolios in addition to those listed here which are not available for investment under this contract.


The Variable Portfolios, along with the Trust's subadvisers are listed below:

STOCKS:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio                                         SAST
      - Blue Chip Growth Portfolio                                          SAST

      - "Dogs" of Wall Street Portfolio*                                    SAST

      - Growth Opportunities Portfolio                                      SAST
  MANAGED BY ALLIANCEBERNSTEIN
      - Small & Mid Cap Value Portfolio                                     SAST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Alliance Growth Portfolio                                           SAST
      - Global Equities Portfolio                                           SAST
      - Growth-Income Portfolio                                             SAST
  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
      - American Funds Global Growth Portfolio                              AFIS
      - American Funds Growth Portfolio                                     AFIS
      - American Funds Growth-Income Portfolio                              AFIS
  MANAGED BY DAVIS ADVISORS
      - Davis Venture Value Portfolio                                       SAST
      - Real Estate Portfolio                                               SAST

  MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY


      - Federated American Leaders Portfolio*                               SAST

      - Telecom Utility Portfolio                                           SAST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Goldman Sachs Research Portfolio                                    SAST
  MANAGED BY LORD, ABBETT & CO.
      - Lord Abbett Series Fund Growth and Income Portfolio                 LASF
  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
      - Marsico Growth Portfolio                                            SAST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Massachusetts Investors Trust Portfolio SAST
      - MFS Mid Cap Growth Portfolio                                        SAST

  MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY LLC

      - Emerging Markets Portfolio                                          SAST
      - International Growth & Income Portfolio                             SAST
      - Putnam Growth: Voyager Portfolio                                    SAST
  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
      - Foreign Value Portfolio                                             SAST

  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT


      - International Diversified Equities Portfolio** SAST


      - Technology Portfolio**                                              SAST


      - Van Kampen LIT Comstock Portfolio, Class II Shares*                  VKT

      - Van Kampen LIT Emerging Growth Portfolio, Class II Shares            VKT
      - Van Kampen LIT Growth and Income Portfolio, Class II Shares          VKT

  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
      - Natural Resources Portfolio                                          AST

BALANCED:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - SunAmerica Balanced Portfolio                                       SAST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Total Return Portfolio                                          SAST
  MANAGED BY WM ADVISORS, INC.

      - Asset Allocation Portfolio                                           AST


BONDS:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

      - High-Yield Bond Portfolio                                            AST


  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

      - Corporate Bond Portfolio                                            SAST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
      - Global Bond Portfolio                                               SAST
  MANAGED BY VAN KAMPEN
      - Worldwide High Income Portfolio                                     SAST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Government & Quality Portfolio                                       AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      - Cash Management Portfolio                                           SAST


 * "Dogs of Wall Street" Portfolio is an equity fund seeking total return; Federated American Leaders Portfolio is an equity fund seeking growth of capital and income; and Van Kampen LT Comstock Portfolio is an equity fund, seeking capital growth and income.



** Morgan Stanley Investment Management, Inc., the Sub-adviser for the International Diversified Equities and Technology SAST portfolios, does business in certain instances using the name Van Kampen.


YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS


Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.


There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.


When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.



If you take money out of any available multi-year FAGP before the end of the guarantee period, we make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA does not apply to any available one-year fixed account. The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX C SHOWS HOW WE CALCULATE AND APPLY THE MVA.



If available, you may systematically transfer interest earned in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.



All FAGPs may not be available in all states. At any time that we are crediting the guaranteed minimum interest rate specified in your contract to the fixed accounts, we reserve the right to restrict transfers and Purchase Payments into the FAGPs. If you do not elect to participate in the Polaris

Rewards program, we may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING below for more details.


     DOLLAR COST AVERAGING FIXED ACCOUNTS


If you do not elect the Polaris Rewards program, you may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in our sole discretion and we reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING below for more information.



APPENDIX B SHOWS HOW WE CALCULATE THE MVA.


ASSET ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The asset allocation program is offered to help you diversify your investment across various asset classes.

Each of the models is comprised of a carefully selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

ENROLLING IN THE PROGRAM


You may enroll in the program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a program election form. You and your financial representative determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions, subject to our rules.


You may also choose to invest gradually into a model through the dollar cost averaging program. You may only invest in one model at a time. You may invest in investment options outside your selected model but only in those Variable Portfolios that are not utilized in the model you selected. A transfer into or out of one of the Variable Portfolios in your model, outside of the specifications in the model will effectively terminate your participation in the program.

Currently, there is no fee for participating in this program.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the model, your investment may no longer be consistent with the model's intended objectives.

Withdrawals may be subject to a withdrawal charge. Withdrawals may be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

KEEPING YOUR PROGRAM ON TARGET

     REBALANCING

You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each model will be rebalanced. An investment not included in the model can not be rebalanced.

     ANNUAL RE-EVALUATION


Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. We will automatically rebalance your investment according to the re-evaluated allocations each year on or about March 31. If you choose not to participate in the re-evaluation part of this program, you must contact the Annuity Service Center. Some broker-dealers require that you consent to the re-evaluation each year and will not allow us to automatically rebalance your contract in accordance with the re-evaluated models. Please check with your financial representative to determine the protocol for his/her firm.


IMPORTANT INFORMATION

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model.

However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.

The models represent suggested allocations which are provided as general guidance. You should work with your financial representative to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level. Information concerning the specific models can be obtained from your financial adviser.

WE HAVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE


During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well. We will process any transfer request as of the day we receive it in good order if the request is received before the New York Stock Exchange ('NYSE') closes, generally at 1:00 p.m. Pacific Time. If the transfer request is received after the NYSE closes, the request will be processed on the next business day.



This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These types of trading strategies can be disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors.



In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges. Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:



     - the number of transfers made in a defined period;



     - the dollar amount of the transfer;



     - the total assets of the Variable Portfolio involved in the transfer;



     - the investment objectives of the particular Variable Portfolios involved in your transfers; and/or



     - whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.



Subject to our rules, restrictions and policies, you may request transfers of your account value between the Variable Portfolios and/or the available fixed account options by telephone or through AIG SunAmerica's website
(http://www.aigsunamerica.com) or in writing by mail or facsimile.



We allow 15 free transfers per contract per year. We charge $25 for each additional transfer in any contract year. Transfers resulting from your participation in the DCA or Asset Rebalancing programs do not count against your 15 free transfers per contract year.



All transfer request in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ('U.S. Mail') until your next contract anniversary. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement.



We may not accept telephone or Internet transfers unless you elect the telephone or Internet option on your contract application, or you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



FOR INFORMATION REGARDING TRANSFERS DURING THE INCOME PHASE, SEE INCOME OPTIONS BELOW.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND, WAIVE OR TERMINATE THESE TRANSFER PROVISIONS AT ANY TIME.


DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the fixed account option (source account) to any other

Variable Portfolio you select. Fixed Account options are not available as target accounts for Dollar Cost Averaging. Transfers may occur on certain periodic schedules, such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transfer, regardless of the source account. Currently, there is no charge for participating in the DCA program.



We also offer DCAFAs for specified time periods exclusively to facilitate the DCA program. If you elect to participate in the Polaris Rewards Program, DCAFAs are not available under your contract. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCAFAs, we transfer all your money allocated to that account into the Variable Portfolios, over the selected time period, at an offered frequency of your choosing.



You may terminate a DCA program at any time. If money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocations on file.



The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-------------------------------------------
                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
-------------------------------------------
      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00           75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING


Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing program addresses this situation. At your election, we periodically rebalance your investments to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no charge for participating in the Automatic Asset Rebalancing program.


At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:


     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.



RETURN PLUS PROGRAM



The Return Plus Program, available if we are offering FAGPs, allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.


This program is only available if we are currently offering FAGPs to support the program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:


     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.


VOTING RIGHTS


First SunAmerica is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.


SUBSTITUTION


We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.


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                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal; and/or
     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.


Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, we also deduct a contract administration charge. SEE EXPENSES BELOW.



Your contract provides for a free withdrawal amount. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a withdrawal charge. Additionally, if you participate in the Polaris Rewards Program, you will not receive your Deferred Payment Enhancement if you fully withdraw a Purchase Payment or your contract value prior to the corresponding Deferred Payment Enhancement Date. SEE POLARIS REWARDS PROGRAM ABOVE.



Purchase Payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh year (or ninth year if you elect to participate in the Polaris Rewards Program) will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.


Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge: (1) earnings in your contract as of the date you make the withdrawal; or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous earnings withdrawals or systematic withdrawals that year.

Only your first withdrawal of the year is free. If you do not take the entire free amount available to you at that first withdrawal, you will forfeit the opportunity to withdraw that money free of the withdrawal charge for that year.

The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.


However, upon a future full surrender of your contract, we will recoup any withdrawal charges which would have been applicable if your free withdrawal(s) had not been free.



Although, we do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, we will proportionately reduce the amount of any corresponding Deferred Payment Enhancement relative to the amount of the Purchase Payment withdrawn.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.



Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed in account option in which your contract is invested. In the event that a pro rata partial withdrawal would cause the value of any Variable Portfolio or fixed account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.


Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.


Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.


SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.


The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.


MINIMUM CONTRACT VALUE


Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.


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----------------------------------------------------------------

                            OPTIONAL LIVING BENEFITS

----------------------------------------------------------------
----------------------------------------------------------------


THE OPTIONAL LIVING BENEFITS ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.



CAPITAL PROTECTOR FEATURE



What is Capital Protector?



The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.



If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.



How can I elect the feature?



You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date.



The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.



Can Capital Protector be cancelled?



Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

How is the benefit calculated?



The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:



                                         PERCENTAGE OF PURCHASE PAYMENTS
TIME ELAPSED SINCE                               INCLUDED IN THE
EFFECTIVE DATE                        CAPITAL PROTECTOR BENEFIT CALCULATION
------------------                    -------------------------------------
 0-90 days                                                100%
 91+ days                                                   0%



The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:



     (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;



     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.



Payment Enhancements under the Polaris Rewards feature are not considered Purchase Payments and are not used in the calculation of the Capital Protector Base.



We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as EstatePlus, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.



What is the fee for Capital Protector?



Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.



CONTRACT YEAR                                            ANNUALIZED FEE *
-------------                                            ----------------
 0-7                                                           0.60%
 8-10                                                          0.20%
 11+                                                            none



* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.



What happens to Capital Protector upon a Spousal Continuation?



If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.



Important Information



The Capital Protector feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Capital Protector would not protect the majority of those payments.



Since the Capital Protector feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Capital Protector benefit. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Capital Protector benefit.



We reserve the right to modify, suspend or terminate the Capital Protector feature (in its entirety or any component) at any time for prospectively issued contracts.



----------------------------------------------------------------

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                                  DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------


If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.



We will not pay a Deferred Payment Enhancement on a Purchase Payment if you die before the corresponding Deferred Payment Enhancement Date. SEE POLARIS REWARDS PROGRAM ABOVE.



We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.



You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.



We consider the following satisfactory proof of death:



     1. a certified copy of the death certificate; or


     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or


     3. a written statement by a medical doctor who attended the deceased at the time of death; or


     4. any other proof satisfactory to us.



     DEFINED TERMS



The term Net Purchase Payment is used frequently in explaining these death benefit options. Net Purchase Payments is an on-going calculation. It does not represent a contract value.



We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount for the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.



To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.



The term "withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.


The information below describes the death benefits on contracts issued on or after October 24, 2001:


The death benefit is the greatest of:


     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or



     2. Net Purchase Payments; or



     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.



If you are age 90 or older at the time of death, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this death benefit if:


     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.


If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract. SEE SPOUSAL CONTINUATION BELOW.



SPOUSAL CONTINUATION



If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.



To the extent that the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.



Upon a spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a

Purchase Payment for the purposes of any other calculations except as explained in Appendix D.



Generally, the Continuing Spouse cannot change any contract provisions as the new owner. The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX D FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------
There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract administration charge or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

ANNUAL SEPARATE ACCOUNT EXPENSES


The Company deducts a mortality and expense risk charge and a distribution charge in the amount of 1.52% annually of the value of your contract invested in the Variable Portfolios. we deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.


Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

The distribution charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support, and maintaining contract records.


If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Separate Account is expected to result in a profit. Profit may be used for any legitimate cost or expense, including distribution, depending upon market conditions.


WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY BELOW. If you take money out in excess of the free withdrawal amount, and upon a full surrender, you may incur a withdrawal charge.


We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years or 9 complete years if you elected to participate in the Polaris Rewards Program, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. Generally, the withdrawal charge percentage declines over time. The two withdrawal charge schedules are as follows:



WITHDRAWAL CHARGE WITHOUT POLARIS REWARDS PROGRAM


----------------------------------------------------------------
          YEAR             1    2    3    4    5    6    7    8
----------------------------------------------------------------
   WITHDRAWAL CHARGE      7%   6%   5%   4%   3%   2%   1%   0%
----------------------------------------------------------------


WITHDRAWAL CHARGE WITH THE POLARIS REWARDS PROGRAM


-----------------------------------------------------------------------
        YEAR            1    2    3    4    5    6    7    8    9   10
-----------------------------------------------------------------------
  WITHDRAWAL
    CHARGE             9%   9%   8%   7%   6%   5%   4%   3%   2%   0%
-----------------------------------------------------------------------


These higher potential withdrawal charges may compensate us for the expenses associated with The Polaris Rewards Program.



The Polaris Rewards feature of this contract is designed to reward long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, neither the mortality and expense fees, distribution expenses, contract administration fee nor the investment management fees are higher on the Polaris Rewards version, than the contract without an election bonus feature.



When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.



Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.



We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. Additionally, we will not assess a withdrawal charge when you switch to the Income Phase.


Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

     PORTFOLIO EXPENSES

Charges are deducted from the Trusts underlying the Variable Portfolios for the advisory and other expenses of the Trusts. THE FEE TABLES LOCATED ABOVE ILLUSTRATE THESE CHARGES AND EXPENSES. FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS.

     12B-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act. For SunAmerica Series Trust ("SST"), under the distribution plan which is applicable to Class A shares, recaptured brokerage commissions will be used to make payments to AIG SunAmerica Capital Services, Inc., the SST Distributor, to pay for various distribution activities on behalf of the SST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.25% service fee applicable to Class 2 shares of American Funds Insurance Series, Class 3 shares of Anchor Series Trust, Class 3 shares of SunAmerica Series Trust and the Class II shares of the Van Kampen Life Investment Trust, is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges refer to the prospectuses for the underlying funds.

CONTRACT ADMINISTRATION CHARGE


During the Accumulation Phase, we subtract a contract administration charge from your account once per year. This charge compensates us for the cost of contract administration. We deduct the $30 contract administration charge from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.



If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.


TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE INVESTMENT OPTIONS ABOVE.


OPTIONAL CAPITAL PROTECTOR FEE



The fee for the Capital Protector feature is as follows:



CONTRACT YEAR                                           ANNUALIZED CHARGE *
-------------                                           -------------------
 0-7                                                           0.60%
 8-10                                                          0.20%
 11+                                                            none



* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED


Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.


First SunAmerica may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

WE RESERVE THE RIGHT TO CHANGE OR MODIFY ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP, AT ANY TIME.

----------------------------------------------------------------
----------------------------------------------------------------
                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE


During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.


If you switch to the Income Phase prior to a Deferred Payment Enhancement Date, we will not allocate the corresponding Deferred Payment Enhancement to your contract. SEE POLARIS REWARDS PROGRAM ABOVE.


Income payments must begin on or before your 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS


Currently, this contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4. For income payments based on joint lives, we pay according to Option 3.



We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.


     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY


This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.


     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

PLEASE READ THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR A MORE DETAILED DISCUSSION OF THE INCOME OPTIONS.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS


We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin and, if a non-qualified contract, your gender, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between and among the fixed investment options and the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO "ACCESS TO YOUR MONEY" ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM THE VARIABLE PORTFOLIOS MAY BE SUSPENDED OR POSTPONED.

----------------------------------------------------------------
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                                      TAXES
----------------------------------------------------------------
----------------------------------------------------------------


NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.


ANNUITY CONTRACTS IN GENERAL



The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.



TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS



If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)



Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.



The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.



Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.



MINIMUM DISTRIBUTIONS



Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.



You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.



Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.



You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.



TAX TREATMENT OF DEATH BENEFITS



Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.



If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.



CONTRACTS OWNED BY A TRUST OR CORPORATION



A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT



If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.



The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.



DIVERSIFICATION AND INVESTOR CONTROL



The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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----------------------------------------------------------------
                                   PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.


When we advertise performance for periods prior to the subaccount inception date, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.


----------------------------------------------------------------
----------------------------------------------------------------
                                OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

FIRST SUNAMERICA

First SunAmerica is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978.

First SunAmerica and its affiliates, SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. comprising six wholly-owned broker-dealers and two investment advisors, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, and broker-dealer services.

THE SEPARATE ACCOUNT

First SunAmerica originally established a separate account, FS Variable Separate Account ("separate account"), under New York law on September 9, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

First SunAmerica owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of First SunAmerica.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.


PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT



     PAYMENTS TO BROKER-DEALERS



Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 7% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value, annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.



We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.



We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain compensation payments may increase our cost of doing business in a particular firm and may result in higher contractual fees and charges if you purchase your contract through such a firm. See EXPENSES,above.



AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.



     PAYMENTS WE RECEIVE



In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.50% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.


ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact Our Annuity Service Center at 1-800-99NY-SUN, if you have any comment, question or service request.


During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual contract administration charge and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately.


During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.


It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.


LEGAL PROCEEDINGS


There are no pending proceedings affecting the Separate Account. First SunAmerica engages in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets nor are they material to the Separate Account.


OWNERSHIP

The Polaris/Polaris II Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate.

INDEPENDENT ACCOUNTANTS


The financial statements of First SunAmerica Life Insurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 are incorporated by reference in this prospectus. Financial statements of FS Variable Separate Account at December 31, 2003, and for each of the two years in the period ended December 31, 2003 are also incorporated by reference in this prospectus. The financial statements have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

----------------------------------------------------------------
----------------------------------------------------------------

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to Us at Our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)99NY-SUN. The contents of the SAI are tabulated below.


Separate Account..............................    3
General Account...............................    4
Performance Data..............................    4
Income Payments...............................    8
Death Benefits for Contracts Issued Prior to
  October 24, 2001............................    9
Annuity Unit Values...........................    9
Taxes.........................................   13
Distribution of Contracts.....................   18
Financial Statements..........................   19

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  APPENDIX - A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  CONDENSED FINANCIAL INFORMATION FOR POLARIS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         FISCAL       FISCAL       FISCAL       FISCAL       FISCAL
                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 VARIABLE PORTFOLIOS    11/30/95     11/30/96     11/30/97     11/30/98     11/30/99
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Capital Appreciation
  (Inception Date -
  4/6/95)
  Beginning AUV......   $ 11.35      $ 14.19     $   17.63    $   21.26    $   23.72
  Ending AUV.........   $ 14.19      $ 17.63     $   21.26    $   23.72    $   36.39
  Ending Number of
    AUs..............    52,583      242,433       510,291      804,058      979,651

-------------------------------------------------------------------------------------
Government and
  Quality Bond
  (Inception Date -
  5/3/95)
  Beginning AUV......   $ 10.55      $ 11.51     $   11.94    $   12.65    $   13.66
  Ending AUV.........   $ 11.51      $ 11.94     $   12.65    $   13.66    $   13.37
  Ending Number of
    AUs..............    37,576      127,538       190,449      626,578      817,993

-------------------------------------------------------------------------------------
Growth (Inception
  Date - 4/6/95)
  Beginning AUV......   $ 11.02      $ 12.95     $   16.32    $   20.31    $   24.41
  Ending AUV.........   $ 12.95      $ 16.32     $   20.31    $   24.41    $   29.74
  Ending Number of
    AUs..............    15,156      104,264       196,539      387,194      543,129

-------------------------------------------------------------------------------------
Natural Resources
  (Inception Date -
  5/30/95)
  Beginning AUV......   $ 10.17      $ 10.78     $   12.13    $   11.14    $    9.30
  Ending AUV.........   $ 10.78      $ 12.13     $   11.14    $    9.30    $   11.40
  Ending Number of
    AUs..............     5,306       62,002       112,509      110,305      145,614

-------------------------------------------------------------------------------------
Aggressive Growth
  (Inception Date -
  6/3/96)
  Beginning AUV......        --      $ 10.00     $   10.29    $   11.51    $   11.86
  Ending AUV.........        --      $ 10.29     $   11.51    $   11.86    $   19.02
  Ending Number of
    AUs..............        --      160,390       478,003      596,478      805,328

-------------------------------------------------------------------------------------
Alliance Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......   $ 11.52      $ 15.44     $   19.46    $   24.51    $   32.81
  Ending AUV.........   $ 15.44      $ 19.46     $   24.51    $   32.81    $   44.31
  Ending Number of
    AUs..............    52,943      322,225       679,444    1,175,581    1,901,945

-------------------------------------------------------------------------------------
Asset Allocation
  (Inception Date -
  4/24/95)
  Beginning AUV......   $ 11.29      $ 12.64     $   14.97    $   17.98    $   18.22
  Ending AUV.........   $ 12.64      $ 14.97     $   17.98    $   18.22    $   19.10
  Ending Number of
    AUs..............    60,824      264,208       581,922    1,018,350    1,041,762

-------------------------------------------------------------------------------------
Blue Chip Growth
  (Inception Date -
  1/4/01)
  Beginning AUV......        --           --            --           --           --
  Ending AUV.........        --           --            --           --           --
  Ending Number of
    AUs..............        --           --            --           --           --

-------------------------------------------------------------------------------------
Cash Management
  (Inception Date -
  4/27/95)
  Beginning AUV......   $ 10.44      $ 10.67     $   11.04    $   11.43    $   11.83
  Ending AUV.........   $ 10.67      $ 11.04     $   11.43    $   11.83    $   12.20
  Ending Number of
    AUs..............    59,731       52,729       231,674      612,898    1,003,095

-------------------------------------------------------------------------------------
Corporate Bond
  (Inception Date -
  4/12/95)
  Beginning AUV......   $ 10.21      $ 11.10     $   11.65    $   12.54    $   13.15
  Ending AUV.........   $ 11.10      $ 11.65     $   12.54    $   13.15    $   12.78
  Ending Number of
    AUs..............     5,375       48,161       120,997      333,510      443,122

-------------------------------------------------------------------------------------
Davis Venture Value
  (Inception Date -
  4/6/95)
  Beginning AUV......   $ 10.84      $ 13.29     $   16.68    $   21.30    $   23.36
  Ending AUV.........   $ 13.29      $ 16.68     $   21.30    $   23.36    $   26.57
  Ending Number of
    AUs..............   113,664      605,579     1,424,342    2,149,519    2,363,904

-------------------------------------------------------------------------------------
"Dogs" of Wall Street
  (Inception Date -
  10/19/99)
  Beginning AUV......        --           --            --           --        10.00
  Ending AUV.........        --           --            --           --    $    9.12
  Ending Number of
    AUs..............        --           --            --           --        7,956

-------------------------------------------------------------------------------------

                                       FISCAL        FISCAL        FISCAL        FISCAL
                       11/30/1999-   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
 VARIABLE PORTFOLIOS    12/31/99      12/31/00      12/31/01      12/31/02      12/31/03
---------------------  -------------------------------------------------------------------
---------------------  -------------------------------------------------------------------
Capital Appreciation
  (Inception Date -
  4/6/95)
  Beginning AUV......  $     36.39   $     43.17   $    39.336   $    33.864   $    25.794
  Ending AUV.........  $     43.17   $     39.34   $    33.864   $    25.794   $    33.598
  Ending Number of
    AUs..............    1,008,089     1,176,265     1,090,165     1,002,621       880,387
-------------------------------------------------------------------------------------
Government and
  Quality Bond
  (Inception Date -
  5/3/95)
  Beginning AUV......  $     13.37   $     13.28   $    14.557   $    15.330   $    16.504
  Ending AUV.........        13.28         14.56   $    15.330   $    16.504   $    16.664
  Ending Number of
    AUs..............      844,907       933,714     1,450,903     2,444,416     1,603,065
-------------------------------------------------------------------------------------
Growth (Inception
  Date - 4/6/95)
  Beginning AUV......  $     29.74   $     32.61   $    31.785   $    27.208   $    20.859
  Ending AUV.........        32.61         31.78   $    27.208   $    20.859   $    26.692
  Ending Number of
    AUs..............      544,578       694,931       667,604       637,426       586,528
-------------------------------------------------------------------------------------
Natural Resources
  (Inception Date -
  5/30/95)
  Beginning AUV......  $     11.40   $     12.50   $    14.706   $    14.327   $    15.293
  Ending AUV.........  $     12.50   $     14.71   $    14.327   $    15.293   $    22.251
  Ending Number of
    AUs..............      149,945       161,958       168,114       211,766       183,781
-------------------------------------------------------------------------------------
Aggressive Growth
  (Inception Date -
  6/3/96)
  Beginning AUV......  $     19.02   $     24.30   $    20.283   $    13.648   $    10.123
  Ending AUV.........  $     24.30   $     20.28   $    13.648   $    10.123   $    12.807
  Ending Number of
    AUs..............      867,740     1,181,778       947,783       796,979       679,642
-------------------------------------------------------------------------------------
Alliance Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......  $     44.31   $     48.56   $    38.509   $    32.621   $    22.076
  Ending AUV.........  $     48.56   $     38.51   $    32.621   $    22.076   $    27.355
  Ending Number of
    AUs..............    2,004,501     2,241,731     2,083,516     1,750,852     1,505,948
-------------------------------------------------------------------------------------
Asset Allocation
  (Inception Date -
  4/24/95)
  Beginning AUV......  $     19.10   $     19.81   $    19.448   $    18.614   $    16.951
  Ending AUV.........  $     19.81   $     19.45   $    18.614   $    16.951   $    20.546
  Ending Number of
    AUs..............    1,050,186       943,919       908,702       707,564       636,097
-------------------------------------------------------------------------------------
Blue Chip Growth
  (Inception Date -
  1/4/01)
  Beginning AUV......           --            --   $     8.629   $     6.692   $     4.661
  Ending AUV.........           --            --   $     6.692   $     4.661   $     5.785
  Ending Number of
    AUs..............           --            --        71,516       162,667       263,958
-------------------------------------------------------------------------------------
Cash Management
  (Inception Date -
  4/27/95)
  Beginning AUV......  $     12.20   $     12.25   $    12.793   $    13.062   $    13.040
  Ending AUV.........  $     12.25   $     12.79   $    13.062   $    13.040   $    12.929
  Ending Number of
    AUs..............    1,022,344       845,056     1,624,211     1,350,084       850,709
-------------------------------------------------------------------------------------
Corporate Bond
  (Inception Date -
  4/12/95)
  Beginning AUV......  $     12.78   $     12.76   $    13.190   $    13.972   $    14.788
  Ending AUV.........  $     12.76   $     13.19   $    13.972   $    14.788   $    16.304
  Ending Number of
    AUs..............      451,341       533,404       678,806       728,829       784,484
-------------------------------------------------------------------------------------
Davis Venture Value
  (Inception Date -
  4/6/95)
  Beginning AUV......  $     26.57   $     27.88   $    30.052   $    26.245   $    21.522
  Ending AUV.........  $     27.88   $     30.05   $    26.245   $    21.522   $    28.218
  Ending Number of
    AUs..............    2,370,974     2,436,491     2,548,423     2,160,663     1,887,454
-------------------------------------------------------------------------------------
"Dogs" of Wall Street
  (Inception Date -
  10/19/99)
  Beginning AUV......  $      9.12   $      8.99   $     9.122   $     9.692   $     8.920
  Ending AUV.........  $      8.99   $      9.12   $     9.692   $     8.920   $    10.544
  Ending Number of
    AUs..............       23,471        73,876        13,220       321,081       295,977
-------------------------------------------------------------------------------------
                       AUV - Accumulation Unit Value
                       AU - Accumulation Units

                         FISCAL       FISCAL       FISCAL       FISCAL       FISCAL
                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 VARIABLE PORTFOLIOS    11/30/95     11/30/96     11/30/97     11/30/98     11/30/99
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Emerging Markets
  (Inception Date -
  6/12/97)
  Beginning AUV......        --           --     $   10.00    $    7.97    $    6.14
  Ending AUV.........        --           --     $    7.97    $    6.14    $    8.99
  Ending Number of
    AUs..............        --           --        85,313      180,636      324,647

-------------------------------------------------------------------------------------
Federated Value
  (Inception Date -
  6/3/96)
  Beginning AUV......        --      $ 10.00     $   11.00    $   13.62    $   15.86
  Ending AUV.........        --      $ 11.00     $   13.62    $   15.86    $   16.43
  Ending Number of
    AUs..............        --       69,098       218,504      450,138      555,385

-------------------------------------------------------------------------------------
Global Bond
  (Inception Date -
  5/2/95)
  Beginning AUV......   $ 10.37      $ 11.20     $   12.25    $   13.08    $   14.40
  Ending AUV.........   $ 11.20      $ 12.25     $   13.08    $   14.40    $   14.11
  Ending Number of
    AUs..............    12,162       52,993       148,602      257,259      331,825

-------------------------------------------------------------------------------------
Global Equities
  (Inception Date -
  5/22/95)
  Beginning AUV......   $ 11.99      $ 13.01     $   15.15    $   16.90    $   19.21
  Ending AUV.........   $ 13.01      $ 15.15     $   16.90    $   19.21    $   24.20
  Ending Number of
    AUs..............    26,604      117,488       310,271      416,656      461,621

-------------------------------------------------------------------------------------
Goldman Sachs
  Research (Inception
  Date - 1/9/01)
  Beginning AUV......        --           --            --           --           --
  Ending AUV.........        --           --            --           --           --
  Ending Number of
    AUs..............        --           --            --           --           --

-------------------------------------------------------------------------------------
Growth-Income
  (Inception Date -
  4/12/95)
  Beginning AUV......   $ 11.15      $ 13.32     $   16.70    $   21.41    $   25.71
  Ending AUV.........   $ 13.32      $ 16.70     $   21.41    $   25.71    $   33.11
  Ending Number of
    AUs..............    45,266      259,344       614,307    1,032,483    1,679,055

-------------------------------------------------------------------------------------
Growth Opportunities
  (Inception Date -
  2/7/01)
  Beginning AUV......        --           --            --           --           --
  Ending AUV.........        --           --            --           --           --
  Ending Number of
    AUs..............        --           --            --           --           --

-------------------------------------------------------------------------------------
High-Yield Bond
  (Inception Date -
  5/8/95)
  Beginning AUV......   $ 11.18      $ 11.48     $   12.99    $   14.66    $   14.25
  Ending AUV.........   $ 11.48      $ 12.99     $   14.66    $   14.25    $   14.71
  Ending Number of
    AUs..............    40,706      220,725       547,787    1,089,050    1,006,610

-------------------------------------------------------------------------------------
International
  Diversified
  Equities (Inception
  Date - 4/12/95)
  Beginning AUV......   $  9.45      $ 10.07     $   11.39    $   11.62    $   13.53
  Ending AUV.........   $ 10.07      $ 11.39     $   11.62    $   13.53    $   15.49
  Ending Number of
    AUs..............    58,058      355,952       753,010      904,048      921,115

-------------------------------------------------------------------------------------
International Growth
  and Income
  (Inception Date -
  6/9/97)
  Beginning AUV......        --           --     $   10.00    $   10.33    $   11.16
  Ending AUV.........        --           --     $   10.33    $   11.16    $   13.40
  Ending Number of
    AUs..............        --           --        86,248      309,301      475,183

-------------------------------------------------------------------------------------
MFS Growth and Income
  (Inception Date -
  4/6/95)
  Beginning AUV......   $ 10.61      $ 12.81     $   14.94    $   17.63    $   20.46
  Ending AUV.........   $ 12.81      $ 14.94     $   17.63    $   20.46    $   22.55
  Ending Number of
    AUs..............    22,973       94,650       154,635      191,762      430,432

-------------------------------------------------------------------------------------
MFS Mid-Cap Growth
  (Inception Date -
  10/19/99)
  Beginning AUV......        --           --            --           --    $   10.00
  Ending AUV.........        --           --            --           --    $   14.23
  Ending Number of
    AUs..............        --           --            --           --       65,176

-------------------------------------------------------------------------------------
MFS Total Return
  (Inception Date -
  5/8/95)
  Beginning AUV......   $ 10.90      $ 12.33     $   13.82    $   15.45    $   17.28
  Ending AUV.........   $ 12.33      $ 13.82     $   15.45    $   17.28    $   18.50
  Ending Number of
    AUs..............    41,654      157,110       230,784      277,940      464,535

-------------------------------------------------------------------------------------

                                       FISCAL        FISCAL        FISCAL        FISCAL
                       11/30/1999-   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
 VARIABLE PORTFOLIOS    12/31/99      12/31/00      12/31/01      12/31/02      12/31/03
---------------------  -------------------------------------------------------------------
---------------------  -------------------------------------------------------------------
Emerging Markets
  (Inception Date -
  6/12/97)
  Beginning AUV......  $      8.99   $     10.77   $     6.755   $     6.539   $     5.980
  Ending AUV.........  $     10.77   $      6.75   $     6.539   $     5.980   $     8.988
  Ending Number of
    AUs..............      346,205       619,415       604,720       556,391       530,721
-------------------------------------------------------------------------------------
Federated Value
  (Inception Date -
  6/3/96)
  Beginning AUV......  $     16.43   $     16.89   $    17.029   $    16.381   $    12.944
  Ending AUV.........  $     16.89   $     17.03   $    16.381   $    12.944   $    16.264
  Ending Number of
    AUs..............      562,638       569,507       892,376       663,459       583,133
-------------------------------------------------------------------------------------
Global Bond
  (Inception Date -
  5/2/95)
  Beginning AUV......  $     14.11   $     14.09   $    15.158   $    15.678   $    16.361
  Ending AUV.........  $     14.09   $     15.16   $    15.678   $    16.361   $    16.687
  Ending Number of
    AUs..............      341,155       303,023       298,386       263,494       242,164
-------------------------------------------------------------------------------------
Global Equities
  (Inception Date -
  5/22/95)
  Beginning AUV......  $     24.20   $     26.57   $    21.653   $    17.472   $    12.588
  Ending AUV.........  $     26.57   $     21.65   $    17.472   $    12.588   $    15.688
  Ending Number of
    AUs..............      484,217       695,920       627,495       473,807       410,522
-------------------------------------------------------------------------------------
Goldman Sachs
  Research (Inception
  Date - 1/9/01)
  Beginning AUV......           --            --   $     9.332   $     7.173   $     5.080
  Ending AUV.........           --            --   $     7.173   $     5.080   $     6.266
  Ending Number of
    AUs..............           --            --        39,318        92,004        87,498
-------------------------------------------------------------------------------------
Growth-Income
  (Inception Date -
  4/12/95)
  Beginning AUV......  $     33.11   $     35.91   $    32.417   $    26.847   $    20.850
  Ending AUV.........  $     35.91   $     32.42   $    26.847   $    20.850   $    25.801
  Ending Number of
    AUs..............    1,734,522     1,935,691     1,840,665     1,558,697     1,397,903
-------------------------------------------------------------------------------------
Growth Opportunities
  (Inception Date -
  2/7/01)
  Beginning AUV......           --            --   $     8.515   $     5.807   $     3.443
  Ending AUV.........           --            --   $     5.807   $     3.443   $     4.577
  Ending Number of
    AUs..............           --            --        93,154       145,691       179,378
-------------------------------------------------------------------------------------
High-Yield Bond
  (Inception Date -
  5/8/95)
  Beginning AUV......  $     14.71   $     14.87   $    13.278   $    12.511   $    11.607
  Ending AUV.........  $     14.87   $     13.28   $    12.511   $    11.607   $    15.041
  Ending Number of
    AUs..............    1,172,818     1,049,023       792,749       827,236       905,173
-------------------------------------------------------------------------------------
International
  Diversified
  Equities (Inception
  Date - 4/12/95)
  Beginning AUV......  $     15.49   $     16.92   $    13.614   $    10.196   $     7.175
  Ending AUV.........  $     16.92   $     13.61   $    10.196   $     7.175   $     9.314
  Ending Number of
    AUs..............      905,352       913,536       849,549       776,423       725,866
-------------------------------------------------------------------------------------
International Growth
  and Income
  (Inception Date -
  6/9/97)
  Beginning AUV......  $     13.40   $     14.07   $    14.023   $    10.743   $     8.367
  Ending AUV.........  $     14.07   $     14.02   $    10.743   $     8.367   $    11.283
  Ending Number of
    AUs..............      512,671       698,555       726,543       698,601       618,322
-------------------------------------------------------------------------------------
MFS Growth and Income
  (Inception Date -
  4/6/95)
  Beginning AUV......  $     22.55   $     23.67   $    23.224   $    19.203   $    14.944
  Ending AUV.........  $     23.67   $     23.22   $    19.203   $    14,944   $    18.028
  Ending Number of
    AUs..............      445,395       502,203       553,233       556,991       532,271
-------------------------------------------------------------------------------------
MFS Mid-Cap Growth
  (Inception Date -
  10/19/99)
  Beginning AUV......  $     14.23   $     16.31   $    17.607   $    13.420   $     6.982
  Ending AUV.........  $     16.31   $     17.61   $    13.420   $     6.982   $     9.438
  Ending Number of
    AUs..............       88,761       444,486       588,354       652,943       696,802
-------------------------------------------------------------------------------------
MFS Total Return
  (Inception Date -
  5/8/95)
  Beginning AUV......  $     18.50   $     18.60   $    21.433   $    21.225   $    19.891
  Ending AUV.........  $     18.60   $     21.43   $    21.225   $    19.891   $    22.895
  Ending Number of
    AUs..............      490,051       508,441       742,776       886,843       845,807
-------------------------------------------------------------------------------------
                       AUV - Accumulation Unit Value
                       AU - Accumulation Units

                         FISCAL       FISCAL       FISCAL       FISCAL       FISCAL
                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 VARIABLE PORTFOLIOS    11/30/95     11/30/96     11/30/97     11/30/98     11/30/99
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Putnam Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......   $ 10.36      $ 12.60     $   14.88    $   18.47    $   22.29
  Ending AUV.........   $ 12.60      $ 14.88     $   18.47    $   22.29    $   28.36
  Ending Number of
    AUs..............    31,960      114,619       231,883      473,526      828,070

-------------------------------------------------------------------------------------
Real Estate
  (Inception Date -
  6/2/97)
  Beginning AUV......        --           --     $   10.00    $   11.44    $    9.80
  Ending AUV.........        --           --     $   11.44    $    9.80    $    8.50
  Ending Number of
    AUs..............        --           --        56,379      132,769      140,396

-------------------------------------------------------------------------------------
SunAmerica Balanced
  (Inception Date -
  6/3/96)
  Beginning AUV......        --      $ 10.00     $   11.04    $   13.22    $   15.60
  Ending AUV.........        --      $ 11.04     $   13.22    $   15.60    $   18.23
  Ending Number of
    AUs..............        --       72,909       240,556      467,727    1,003,514

-------------------------------------------------------------------------------------
Technology (Inception
  Date - 1/19/01)
  Beginning AUV......        --           --            --           --           --
  Ending AUV.........        --           --            --           --           --
  Ending Number of
    AUs..............        --           --            --           --           --

-------------------------------------------------------------------------------------
Telecom Utility
  (Inception Date -
  6/3/96)
  Beginning AUV......        --      $ 10.00     $   10.67    $   12.74    $   14.56
  Ending AUV.........        --      $ 10.67     $   12.74    $   14.56    $   15.16
  Ending Number of
    AUs..............        --       20,721        59,907      250,048      308,375

-------------------------------------------------------------------------------------
Worldwide High Income
  (Inception Date -
  5/2/95)
  Beginning AUV......   $ 10.16      $ 11.36     $   14.20    $   15.98    $   13.57
  Ending AUV.........   $ 11.36      $ 14.20     $   15.98    $   13.57    $   15.23
  Ending Number of
    AUs..............    21,556      124,728       399,865      466,233      478,116

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

                                       FISCAL        FISCAL        FISCAL        FISCAL
                       11/30/1999-   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
 VARIABLE PORTFOLIOS    12/31/99      12/31/00      12/31/01      12/31/02      12/31/03
---------------------  -------------------------------------------------------------------
---------------------  -------------------------------------------------------------------
Putnam Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......  $     28.36   $     31.67   $    25.556   $    19.097   $    13.832
  Ending AUV.........  $     31.67   $     25.56   $    19.097   $    13.832   $    16.896
  Ending Number of
    AUs..............      870,842       997,394       883,836       704,123       632,993
-------------------------------------------------------------------------------------
Real Estate
  (Inception Date -
  6/2/97)
  Beginning AUV......  $      8.50   $      8.91   $    10.856        11.339   $    11.860
  Ending AUV.........  $      8.91   $     10.86   $    11.339        11.860   $    16.120
  Ending Number of
    AUs..............      146,237       227,262       251,509       304,254       340,288
-------------------------------------------------------------------------------------
SunAmerica Balanced
  (Inception Date -
  6/3/96)
  Beginning AUV......  $     18.23   $     19.69   $    17.560   $    15.021   $    12.550
  Ending AUV.........  $     19.69   $     17.56   $    15.021   $    12.550   $    14.229
  Ending Number of
    AUs..............    1,067,349     1,236,604     1,184,966      1,02,246       923,931
-------------------------------------------------------------------------------------
Technology (Inception
  Date - 1/19/01)
  Beginning AUV......           --            --   $     7.101   $     3.452   $     1.722
  Ending AUV.........           --            --   $     3.452   $     1.722   $     2.557
  Ending Number of
    AUs..............           --            --        97,649       197,783       428,455
-------------------------------------------------------------------------------------
Telecom Utility
  (Inception Date -
  6/3/96)
  Beginning AUV......  $     15.16   $     15.11   $    13.538   $    11.504   $     8.638
  Ending AUV.........  $     15.11   $     13.54   $    11.504   $     8.638   $    10.104
  Ending Number of
    AUs..............      382,240       386,004       385,837       294,108       238,977
-------------------------------------------------------------------------------------
Worldwide High Income
  (Inception Date -
  5/2/95)
  Beginning AUV......  $     15.23   $     15.70   $    15.005   $    14.299   $    14.029
  Ending AUV.........  $     15.70   $     15.00   $    14.299   $    14.029   $    17.402
  Ending Number of
    AUs..............      472,561       417,746       372,116       306,730       266,860
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------


             AUV - Accumulation Unit Value
             AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 CONDENSED FINANCIAL INFORMATION FOR POLARIS II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                               FISCAL       FISCAL
                                                                             YEAR ENDED   YEAR ENDED
VARIABLE PORTFOLIOS                                                           12/31/02     12/31/03
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 12/02/03)
  Beginning AUV...........................................................    $27.667     $   25.794
  Ending AUV..............................................................    $25.794     $   33.529
  Ending Number of AUs....................................................          4         22,135

----------------------------------------------------------------------------------------------------
Government and Quality Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $16.183     $   16.472
  Ending AUV..............................................................    $16.472     $   16.588
  Ending Number of AUs....................................................          6         92,010

----------------------------------------------------------------------------------------------------
Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $22.137     $   20.848
  Ending AUV..............................................................    $20.848     $   26.615
  Ending Number of AUs....................................................          5         25,103

----------------------------------------------------------------------------------------------------

Natural Resources (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $14.699     $   15.272
  Ending AUV..............................................................    $15.272     $   22.162
  Ending Number of AUs....................................................          7      2,659.016

----------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $10.639     $   10.077
  Ending AUV..............................................................    $10.077     $   12.720
  Ending Number of AUs....................................................          9          3,217

----------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $23.774     $   21.940
  Ending AUV..............................................................    $21.940     $   27.122
  Ending Number of AUs....................................................          4         27,531

----------------------------------------------------------------------------------------------------
Asset Allocation (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $17.180     $   16.887
  Ending AUV..............................................................    $16.887     $   20.421
  Ending Number of AUs....................................................          6          8,962

----------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 5.053     $    4.659
  Ending AUV..............................................................    $ 4.659     $    5.769
  Ending Number of AUs....................................................         20         26,106

----------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $13.024     $   13.018
  Ending AUV..............................................................    $13.018     $   12.878
  Ending Number of AUs....................................................         13         41,646

----------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $14.379     $   14.704
  Ending AUV..............................................................    $14.704     $   16.174
  Ending Number of AUs....................................................          7         13,523

----------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $22.187     $   21.460
  Ending AUV..............................................................    $21.460     $   28.069
  Ending Number of AUs....................................................          5         43,093

----------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 9.177     $    8.902
  Ending AUV..............................................................    $ 8.902     $   10.500
  Ending Number of AUs....................................................         11         21,567

----------------------------------------------------------------------------------------------------
Emerging Markets (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 6.213     $    5.958
  Ending AUV..............................................................    $ 5.958     $    8.933
  Ending Number of AUs....................................................         16          8,343

----------------------------------------------------------------------------------------------------
Federated American Leaders (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $13.332     $   12.912
  Ending AUV..............................................................    $12.912     $   16.184
  Ending Number of AUs....................................................          8         18,228

----------------------------------------------------------------------------------------------------
Foreign Value (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 9.960     $    9.407
  Ending AUV..............................................................    $ 9.407     $   12.463
  Ending Number of AUs....................................................         10         60,221

----------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $16.048     $   16.324
  Ending AUV..............................................................    $16.324     $   16.611
  Ending Number of AUs....................................................          6          9,261

----------------------------------------------------------------------------------------------------
AUV - Accumulation Unit Value
AU - Accumulation Units

                                                                               FISCAL       FISCAL
                                                                             YEAR ENDED   YEAR ENDED
VARIABLE PORTFOLIOS                                                           12/31/02     12/31/03
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $13.154     $   12.546
  Ending AUV..............................................................    $12.546     $   15.584
  Ending Number of AUs....................................................          8            837

----------------------------------------------------------------------------------------------------
Goldman Sachs Research (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 5.388     $    5.058
  Ending AUV..............................................................    $ 5.058     $    6.224
  Ending Number of AUs....................................................         19          4,280

----------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $21.715     $   20.787
  Ending AUV..............................................................    $20.787     $   25.658
  Ending Number of AUs....................................................          5          3,707

----------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 3.799     $    3.435
  Ending AUV..............................................................    $ 3.435     $    4.557
  Ending Number of AUs....................................................         26         10,237

----------------------------------------------------------------------------------------------------
High Yield Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $11.534     $   11.586
  Ending AUV..............................................................    $11.586     $   14.978
  Ending Number of AUs....................................................          9         11,111

----------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date -
  12/02/02)
  Beginning AUV...........................................................    $ 7.290     $    7.170
  Ending AUV..............................................................    $ 7.170     $    9.286
  Ending Number of AUs....................................................         14         57,435

----------------------------------------------------------------------------------------------------
International Growth & Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 8.573     $    8.330
  Ending AUV..............................................................    $ 8.330     $   11.204
  Ending Number of AUs....................................................         12         20,136

----------------------------------------------------------------------------------------------------
Marsico Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 7.833     $    7.426
  Ending AUV..............................................................    $ 7.426     $    9.503
  Ending Number of AUs....................................................         13          8,026

----------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust (Inception Date -
  12/02/02)
  Beginning AUV...........................................................    $15.713     $   14.930
  Ending AUV..............................................................    $14.930     $   17.969
  Ending Number of AUs....................................................          6         12,888

----------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 7.423     $    6.965
  Ending AUV..............................................................    $ 6.965     $    9.392
  Ending Number of AUs....................................................         14         55,256

----------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $20.353     $   19.853
  Ending AUV..............................................................    $19.853     $   22.797
  Ending Number of AUs....................................................          5         18,660

----------------------------------------------------------------------------------------------------
Putnam Growth: Voyager (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $14.739     $   13.785
  Ending AUV..............................................................    $13.785     $   16.795
  Ending Number of AUs....................................................          7            347

----------------------------------------------------------------------------------------------------
Real Estate (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $11.721     $   11.836
  Ending AUV..............................................................    $11.836     $   16.050
  Ending Number of AUs....................................................          9          5,172

----------------------------------------------------------------------------------------------------
Small & Mid Cap Value (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $10.464     $   10.122
  Ending AUV..............................................................    $10.122     $   13.588
  Ending Number of AUs....................................................         10         40,298

----------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $12.998     $   12.509
  Ending AUV..............................................................    $12.509     $   14.149
  Ending Number of AUs....................................................          8          8,383

----------------------------------------------------------------------------------------------------
Technology (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 2.048     $    1.716
  Ending AUV..............................................................    $ 1.716     $    2.544
  Ending Number of AUs....................................................         49         38,060

----------------------------------------------------------------------------------------------------
Telecom Utility (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 8.494     $    8.622
  Ending AUV..............................................................    $ 8.622     $   10.068
  Ending Number of AUs....................................................         12          1,443

----------------------------------------------------------------------------------------------------
AUV - Accumulation Unit Value
AU - Accumulation Units

                                                                               FISCAL       FISCAL
                                                                             YEAR ENDED   YEAR ENDED
VARIABLE PORTFOLIOS                                                           12/31/02     12/31/03
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Worldwide High Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $13.871     $   13.993
  Ending AUV..............................................................    $13.993     $   17.344
  Ending Number of AUs....................................................          7            875

----------------------------------------------------------------------------------------------------
Growth and Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 8.665     $    8.180
  Ending AUV..............................................................    $ 8.180     $   10.556
  Ending Number of AUs....................................................         12         48,186

----------------------------------------------------------------------------------------------------
Comstock (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 8.543     $    8.155
  Ending AUV..............................................................    $ 8.155     $   10.504
  Ending Number of AUs....................................................         12         22,640

----------------------------------------------------------------------------------------------------
Emerging Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 7.598     $    6.997
  Ending AUV..............................................................    $ 6.997     $    8.755
  Ending Number of AUs....................................................         13          6,547

----------------------------------------------------------------------------------------------------
Growth & Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $ 9.011     $    8.791
  Ending AUV..............................................................    $ 8.791     $   11.056
  Ending Number of AUs....................................................         11         71,196

----------------------------------------------------------------------------------------------------
Global Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $11.543     $   10.949
  Ending AUV..............................................................    $10.949     $   14.590
  Ending Number of AUs....................................................          9         18,561

----------------------------------------------------------------------------------------------------
Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $12.029     $   10.884
  Ending AUV..............................................................    $10.884     $   14.667
  Ending Number of AUs....................................................          8         46,645

----------------------------------------------------------------------------------------------------
Growth Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................    $11.599     $   10.884
  Ending AUV..............................................................    $10.884     $   14.197
  Ending Number of AUs....................................................          9         71,074

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
AUV - Accumulation Unit Value
AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 APPENDIX B - POLARIS REWARDS PROGRAM EXAMPLES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
I.  DEFERRED PAYMENT ENHANCEMENT


If you elect to participate in the Polaris Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.


The examples that follow assume an initial Purchase Payment of $125,000, an Upfront Payment Enhancement Rate of 2% and a Deferred Payment Enhancement Rate of 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE

The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE

As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:

     1. Your contract value on your 5th contract anniversary is $190,000.

     2. You request a withdrawal of $75,000 on your 5th contract anniversary.

     3. No subsequent Purchase Payments have been made.

     4. No prior withdrawals have been taken.

     5. Funds are not allocated to any of the MVA Fixed Accounts.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6%, or $114,500, of your initial Purchase Payment remains in your contract.


On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.


II.  90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:


-----------------------------------------------------------------------------------------------
                                 UPFRONT PAYMENT     DEFERRED PAYMENT
                                   ENHANCEMENT         ENHANCEMENT          DEFERRED PAYMENT
ENHANCEMENT LEVEL                      RATE                RATE             ENHANCEMENT DATE
-----------------------------------------------------------------------------------------------
 Under $40,000                          2%                  0%                    N/A
-----------------------------------------------------------------------------------------------
 $40,000 - $99,999                      4%                  0%                    N/A
-----------------------------------------------------------------------------------------------
                                                                          Nine years from the
 $100,000 - $499,999                    4%                  1%            date we receive each
                                                                           Purchase Payment.
-----------------------------------------------------------------------------------------------
                                                                          Nine years from the
 $500,000 - more                        4%                  2%            date we receive each
                                                                           Purchase Payment.
-----------------------------------------------------------------------------------------------



Contracts issued with the Polaris Rewards feature after April 3, 2000, may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or

Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:

1. Current Enhancement Levels, Rates and Dates (beginning December 1, 2000) throughout the first 90 days.

2. No withdrawal in the first 90 days.

3. Initial Purchase Payment of $35,000 on December 1, 2000.

4. Subsequent Purchase Payment of $40,000 on January 15, 2001.

5. Subsequent Purchase Payment of $25,000 on January 30, 2001.

6. Subsequent Purchase Payment of $7,500 on February 12, 2001.

ENHANCEMENT AT THE TIME PURCHASE PAYMENTS ARE RECEIVED

--------------------------------------------------------------------------------------------
                                                                              DEFERRED
                         PURCHASE         UPFRONT         DEFERRED            PAYMENT
       DATE OF            PAYMENT         PAYMENT         PAYMENT           ENHANCEMENT
  PURCHASE PAYMENT        AMOUNT        ENHANCEMENT     ENHANCEMENT             DATE
--------------------------------------------------------------------------------------------
   December 1, 2000       $35,000            2%              0%                 N/A
--------------------------------------------------------------------------------------------
   January 15, 2001       $40,000            4%              0%                 N/A
--------------------------------------------------------------------------------------------
   January 30, 2001       $25,000            4%              1%          January 30, 2010
--------------------------------------------------------------------------------------------
   February 12, 2001      $ 7,500            4%              1%          February 12, 2010
--------------------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE
The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90th day following contract issue, as follows:

--------------------------------------------------------------------------------------------
                                                                              DEFERRED
                         PURCHASE         UPFRONT         DEFERRED            PAYMENT
       DATE OF            PAYMENT         PAYMENT         PAYMENT           ENHANCEMENT
  PURCHASE PAYMENT        AMOUNT        ENHANCEMENT     ENHANCEMENT             DATE
--------------------------------------------------------------------------------------------
   December 1, 2000       $35,000            4%              1%          December 1, 2009
--------------------------------------------------------------------------------------------
   January 15, 2001       $40,000            4%              1%          January 15, 2010
--------------------------------------------------------------------------------------------
   January 30, 2001       $25,000            4%              1%          January 30, 2010
--------------------------------------------------------------------------------------------
   February 12, 2001      $ 7,500            4%              1%          February 12, 2010
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX C - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP with duration longer than 1-year before the end of the guarantee period.


We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.



Where the MVA is negative, we first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.


The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

  where:

        I is the interest rate you are earning on the money invested in the FAGP;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP.

        L is 0.005.

We do not assess a MVA against withdrawals from a FAGP under the following circumstances:

- If a withdrawal is made within 30 days after the end of a guarantee period;

- If a withdrawal is made to pay contract fees and charges;

- To pay a death benefit; and

- Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender
                    Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N = 18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

     (4) Your contract was not issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.06+0.005)]18/12 - 1
                  = (0.985915)1.5 - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 x (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.06+0.005)]18/12 - 1
                  = (0.985915)1.5 - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                        $3,760 X (- 0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           APPENDIX D - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Capitalized terms used in this Appendix have the same meaning as they have in prospectus.



The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.



The term "withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.



     If the Continuing Spouse is below age 90 at the time of death, and:



     If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:



        a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



        b. Continuation Net Purchase Payments; or



        c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any withdrawals recorded since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.



        If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:



        a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



        b. Net Purchase Payments received since the original issue date; or



        c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that the withdrawal reduced each contract value on the date of the withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.



     If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris/Polaris II Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)




        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

Date:                                  Signed:

       ------------------------------           ------------------------------

   Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

--------------------------------------------------------------------------------

                             [WM DIVERSIFIED LOGO]

                                   PROSPECTUS

                                  May 3, 2004


                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                                   issued by
                          FS VARIABLE SEPARATE ACCOUNT
                                      and
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

The annuity contract has several investment choices--fixed-interest investment options which offer interest rates guaranteed by First SunAmerica Life Insurance Company ("First SunAmerica") for different periods of time and variable investment portfolios, shown below. The variable portfolios are part of Anchor Series Trust ("AST"), the SunAmerica Series Trust ("SAST"), Van Kampen Life Investment Trust ("VKT") or the WM Variable Trust ("WMVT").

                     STRATEGIC ASSET MANAGEMENT PORTFOLIOS


FLEXIBLE INCOME PORTFOLIO                                WM ADVISORS, INC.                                WMVT
CONSERVATIVE BALANCED PORTFOLIO                          WM ADVISORS, INC.                                WMVT
BALANCED PORTFOLIO                                       WM ADVISORS, INC.                                WMVT
CONSERVATIVE GROWTH PORTFOLIO                            WM ADVISORS, INC.                                WMVT
STRATEGIC GROWTH PORTFOLIO                               WM ADVISORS, INC.                                WMVT
EQUITY FUNDS
TECHNOLOGY PORTFOLIO                           VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT                     SAST
GLOBAL EQUITIES PORTFOLIO                        ALLIANCE CAPITAL MANAGEMENT, L.P.                        SAST
REIT FUND                                                WM ADVISORS, INC.                                WMVT
EQUITY INCOME FUND                                       WM ADVISORS, INC.                                WMVT
GROWTH & INCOME FUND                                     WM ADVISORS, INC.                                WMVT
WEST COAST EQUITY FUND                                   WM ADVISORS, INC.                                WMVT
MID CAP STOCK FUND                                       WM ADVISORS, INC.                                WMVT
GROWTH FUND                                         COLUMBIA MANAGEMENT COMPANY,                          WMVT
                                                 JANUS CAPITAL MANAGEMENT LLC, AND
                                                       OPPENHEIMERFUNDS, INC.
SMALL CAP GROWTH FUND                                    WM ADVISORS, INC.                                WMVT
INTERNATIONAL GROWTH FUND                          CAPITAL GUARDIAN TRUST COMPANY                         WMVT
MFS MID-CAP GROWTH PORTFOLIO                  MASSACHUSETTS FINANCIAL SERVICES COMPANY                    SAST
CAPITAL APPRECIATION PORTFOLIO                   WELLINGTON MANAGEMENT COMPANY, LLP                       AST
ALLIANCE GROWTH PORTFOLIO                        ALLIANCE CAPITAL MANAGEMENT, L.P.                        SAST
VAN KAMPEN LIT COMSTOCK PORTFOLIO*             VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT                     VKT
FIXED-INCOME FUNDS
SHORT TERM INCOME FUND                                   WM ADVISORS, INC.                                WMVT
U.S. GOVERNMENT SECURITIES FUND                          WM ADVISORS, INC.                                WMVT
INCOME FUND                                              WM ADVISORS, INC.                                WMVT
MONEY MARKET FUND                                        WM ADVISORS, INC.                                WMVT



* Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.



You can put your money into any one or all of the Variable Portfolios and/or fixed investment options.

Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the WM Diversified Strategies(III) Variable Annuity.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.


The table of contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at 1-877-311-WMVA (9682) or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.
In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.
ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 2003 is incorporated herein by reference.


All documents or reports filed by First SunAmerica under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supercede documents incorporated by reference.

First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897, File No. 033-81474.

First SunAmerica is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10048

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the documents incorporated by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:

     First SunAmerica Life Insurance Company
     Annuity Service Center
     P.O. Box 54299
     Los Angeles, California 90054-0299
     Telephone Number: (877) 311-WMVA

SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to First SunAmerica's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel this issue has been determined by controlling precedent, First SunAmerica will not submit the issue to a court for determination.

TABLE OF CONTENTS


GLOSSARY....................................................    4
HIGHLIGHTS..................................................    5
VARIABLE ANNUITY FEE TABLES.................................    6
    Owner Transaction Expenses..............................    6
    Annual Separate Account Expenses........................    6
    Portfolio Expenses......................................    6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................    7
THE WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY.........    9
PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE
  ANNUITY...................................................   10
    Allocation of Purchase Payments.........................   11
    Accumulation Units......................................   11
    Free Look...............................................   12
    Exchange Offers.........................................   12
INVESTMENT OPTIONS..........................................   13
    Variable Portfolios.....................................   13
    Anchor Series Trust.....................................   13
    SunAmerica Series Trust.................................   13
    Van Kampen Life Investment Trust........................   13
    WM Variable Trust.......................................   13
    Fixed Investment Options................................   14
    Transfers During the Accumulation Phase.................   15
    Dollar Cost Averaging Program...........................   16
    Asset Allocation Rebalancing Program....................   17
    Voting Rights...........................................   18
    Substitution............................................   18
ACCESS TO YOUR MONEY........................................   18
    Free Withdrawal Provision...............................   19
    Systematic Withdrawal Program...........................   19
    Minimum Contract Value..................................   19
    Qualified Contract Owners...............................   20
OPTIONAL LIVING BENEFITS....................................   20
    Capital Protector.......................................   20
DEATH BENEFITS..............................................   22
    Standard Death Benefit..................................   23
    Optional Death Benefit..................................   23
    Spousal Continuation....................................   23
EXPENSES....................................................   24
    Separate Account........................................   24
    Withdrawal Charges......................................   24
    Investment Charges......................................   25
    Contract Maintenance Fee................................   25
    Transfer Fee............................................   25
    Optional Death Benefit Fee..............................   25
    Income Taxes............................................   25
    Reduction or Elimination of Charges and Expenses, and
     Additional Amounts Credited............................   25
INCOME OPTIONS..............................................   26
    Annuity Date............................................   26
    Income Options..........................................   26
    Allocation of Annuity Payments..........................   27
    Transfers During the Income Phase.......................   28
    Deferment of Payments...................................   28
TAXES.......................................................   28
    Annuity Contracts in General............................   28
    Tax Treatment of Distributions--Non-Qualified
     Contracts..............................................   28
    Tax Treatment of Distributions--Qualified Contracts.....   29
    Minimum Distributions...................................   29
    Tax Treatment of Death Benefits.........................   30
    Contracts Owned by a Trust or Corporation...............   30
    Gifts, Pledges and/or Assignments of a Contract.........   30
    Diversification and Investor Control....................   31
PERFORMANCE.................................................   31
OTHER INFORMATION...........................................   31
    First SunAmerica........................................   31
    The Separate Account....................................   32
    The General Account.....................................   32
    Payments in Connection with Distribution of the
     Contract...............................................   32
    Administration..........................................   33
    Legal Proceedings.......................................   33
    Ownership...............................................   33
    Independent Accountants.................................   33
    Registration Statement..................................   33
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   34
APPENDIX A--MARKET VALUE ADJUSTMENT.........................  A-1
APPENDIX B--DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION...  B-1
APPENDIX C--CONDENSED FINANCIAL INFORMATION.................  C-1

GLOSSARY


We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.


ACCUMULATION PHASE--The period during which you invest money in your contract.


ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.



ANNUITANT(S)--The person(s) on whose life (lives) we base income payments.


ANNUITY DATE--The date on which income payments are to begin, as selected by you.


ANNUITY UNITS--A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY(IES)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.


COMPANY--First SunAmerica Life Insurance Company ("First SunAmerica"), we, us, our, the issuer of this annuity contract. Only "First SunAmerica" is a capitalized term in the prospectus.



INCOME PHASE--The period during which we make income payments to you.


IRS--The Internal Revenue Service.

NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


PURCHASE PAYMENTS--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.


QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

VARIABLE PORTFOLIOS--A sub-account of FS Variable Separate Account which provides for the variable investment options available under the contract. Each has a distinct investment objective and is invested in the underlying investment portfolios of the Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust or the WM Variable Trust as applicable. The underlying investment portfolios are referred to as "Underlying Funds."

FIRST SUNAMERICA OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND
  BENEFITS OFFERED AT DIFFERENT FEES, CHARGES, AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT
AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR
                      LONG-TERM RETIREMENT SAVINGS GOALS.


HIGHLIGHTS

The WM Diversified Strategies(III) Variable Annuity is a contract between you and First SunAmerica. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.


FREE LOOK: You may cancel your contract within 10 days after receiving it (or within 60 days for replacement contracts). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY below.



EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY and EXPENSES below.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES below.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. An optional enhanced death benefit is also available. Please see DEATH BENEFITS below.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS below.


INQUIRIES: If you have questions about your contract call your financial representative or contact us at First SunAmerica Life Insurance Company Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone
Number: 1 (877) 311-WMVA (9682).


PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The following describes the fees and expenses that you will pay at the time that you buy the contract, transfer cash value between investment options or surrender the contract.


MAXIMUM OWNER TRANSACTION EXPENSES

Maximum Withdrawal Charges (as a percentage of each
  Purchase Payment)(1)......                             7%
Transfer Fee................  No charge for the first 15
                              transfers each contract year.

The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including Underlying Fund fees and expenses which are outlined in the next section.

CONTRACT MAINTENANCE FEE

$30 waived if contract value $50,000 or more.


SEPARATE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

  Separate Account Fees(2)....................  1.55%
  Optional Maximum Anniversary Value
    Fees(3)...................................  0.15%
                                                -----
      Total Separate Account Annual
        Expenses..............................  1.70%
                                                =====


ADDITIONAL OPTIONAL FEATURE FEE



You may elect the Capital Protector feature described below:



OPTIONAL CAPITAL PROTECTOR FEE



                                        ANNUALIZED
CONTRACT YEARS                            FEE(4)
--------------                          ----------
0-5..................................      0.65%
6-10.................................      0.45%
11+..................................      none



FOOTNOTES TO THE FEE TABLE:



(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment)



YEARS:......................................................   1     2     3    4+
                                                               7%    6%    5%    0%



(2) See Expenses below for more information about Separate Account charges.



(3) Maximum Anniversary Value, an enhanced death benefit feature, is optional and if elected, the fee is an annualized charge that is deducted daily from your contract value. If you do not elect this feature, your total separate account annual expenses would be 1.55%.



(4) The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.



THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.



                               PORTFOLIO EXPENSES



TOTAL ANNUAL TRUST OPERATING EXPENSES                         MINIMUM   MAXIMUM
-------------------------------------                         -------   -------
(expenses that are deducted from Underlying Funds of the
  Trusts, including management fees, other expenses and
  service (12b-1) fees, if applicable)......................   0.81%     1.72%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance charges, separate account annual expenses, fees for optional features and expenses of the Underlying Funds of the Trusts.

The Example assumes that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Underlying Funds of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.70% (including the enhanced death benefit) and investment in an Underlying Fund with total expenses of 1.72%)



(1) If you surrender your contract at the end of the applicable time period and you elect the optional enhanced death benefit (0.15%) and the optional Capital Protector (0.65% for Years 0-5 and 0.45% for Years 6-10):



1 YEAR   3 YEARS   5 YEARS   10 YEARS
$1,114   $1,752    $2,106     $4,210



(2)  If you annuitize your Contract at the end of the applicable time period:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $330    $1,007    $1,707     $3,567



(3) If you do not surrender your Contract and you elect the optional enhanced death benefit (0.15%) and the optional Capital Protector (0.65% for Years 0-5 and 0.45% for Years 6-10):



1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $414    $1,252    $2,106     $4,210


MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.55% and investment in an Underlying Fund with total expenses of 0.81%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $944    $1,251    $1,285     $2,746


(2)  If you annuitize your Contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $239     $736     $1,260     $2,696


(3) If you do not surrender your Contract and you do not elect any optional features:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $244     $751     $1,285     $2,746

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. We converted the contract maintenance charge to a percentage (0.05%). The actual impact of the contract maintenance charge may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the accompanying Trust prospectuses.
2.  The Examples assume that no transfer fees were imposed.

3. The fee for the Capital Protector feature is not calculated as a percentage of your daily net asset value, but on other calculations more fully described in the prospectus.


4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



       THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX C --
                          CONDENSED FINANCIAL INFORMATION

THE WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.


Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawn. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.



This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request that we to start making payments to you out of the money accumulated in your contract.



The contract is called a "variable" annuity because it allows you to invest in variable investment portfolios which we call Variable Portfolios. The Variable Portfolios have specific investment objectives and their performance varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolio(s) in which you invest.



Fixed account options earn interest at a rate set and guaranteed by First SunAmerica. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.


For more information on the Variable Portfolios and fixed account options available under this contract, SEE INVESTMENT OPTIONS BELOW.


This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 3 years. Because of the potential penalty, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.


First SunAmerica issues the WM Diversified Strategies(III) Variable Annuity. When you purchase a WM Diversified Strategies(III) Variable Annuity, a contract exists between you and First SunAmerica. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation.

PURCHASING A WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY
--------------------------------------------------------------------------------


An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.


This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes.

                                               MINIMUM          MINIMUM SUBSEQUENT
                        MINIMUM INITIAL       SUBSEQUENT        PURCHASE PAYMENT--
                        PURCHASE PAYMENT   PURCHASE PAYMENT   AUTOMATIC PAYMENT PLAN
                        ----------------   ----------------   ----------------------
Qualified                   $ 2,000              $250                  $100
Non-Qualified               $10,000              $500                  $100


WE REQUIRE COMPANY APPROVAL PRIOR TO ACCEPTING PURCHASE PAYMENTS GREATER THAN $1,000,000. FOR CONTRACTS OWNED BY A NON-NATURAL OWNER, WE REQUIRE PRIOR COMPANY APPROVAL TO ACCEPT PURCHASE PAYMENTS GREATER THAN $250,000. SUBSEQUENT PURCHASE PAYMENTS THAT WOULD CAUSE TOTAL PURCHASE PAYMENTS IN ALL CONTRACTS ISSUED BY FIRST SUNAMERICA AND AIG SUNAMERICA LIFE ASSURANCE COMPANY, AN AFFILIATE OF FIRST SUNAMERICA, TO THE SAME OWNER TO EXCEED THESE LIMITS ARE ALSO SUBJECT TO COMPANY PRE-APPROVAL. WE RESERVE THE RIGHT TO CHANGE THE AMOUNT AT WHICH PRE-APPROVAL IS REQUIRED, AT ANY TIME.



Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.



In addition, we may not issue a contract to anyone age 86 or older (unless state law requires otherwise). In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the federal tax code is being made.



We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.



You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.



PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT



PAYMENTS TO BROKER-DEALERS



Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 6.0% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value, annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.



We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.



We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain compensation payments may increase our cost of doing business in a particular firm and may result in higher contractual fees and charges if you purchase your contract through such a firm. See Expenses, above.



AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.



PAYMENTS WE RECEIVE



In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.45% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.


ALLOCATION OF PURCHASE PAYMENTS


We invest your Purchase Payments in the fixed accounts and/or Variable Portfolio(s) according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to the last future payment allocation instructions provided by you. Purchase Payments are applied to your contract based upon the value of the variable investment option next determined after receipt of your money. SEE INVESTMENT OPTIONS BELOW.



In order to issue your contract, we must receive your completed application, and/or Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:


     -  Send your money back to you; or


     - Ask your permission to keep your money until we get the information necessary to issue the contract.


ACCUMULATION UNITS


The value of the variable portion of your contract will go up or down depending upon the investment performance of the Variable Portfolio(s) you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1:00 p.m. Pacific Time ("PT") and on the next business day's unit value if we receive your money after 1:00 p.m. PT. we calculate an Accumulation Unit for each Variable Portfolio after the NYSE closes each day. We do this by:


     1. Determining the total value of money invested in a particular Variable Portfolio;


     2. Subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and


     3.  Dividing this amount by the number of outstanding Accumulation Units.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Alliance Growth Portfolio. We determine that the value of an Accumulation Unit for the Alliance Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Alliance Growth Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK


You may cancel your non-replacement contract within ten days after receiving it (or longer if required by state law). We call this a "free look." Replacement contracts are allowed a 60-day free look period. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. If you decide to cancel your contract during the free look period, generally, we will refund to you the value of your contract on the day we receive your request. The amount refunded to you may be more or less than your original investment.



All contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Money Market investment option during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Money Market investment option during the free look period unless you allocate your money to it. If your contract was issued as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or
(2) the value of your contract.


EXCHANGE OFFERS


From time to time, we may offer to allow you to exchange an older variable annuity issued by First SunAmerica or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica or one of its affiliates. Such an Exchange Offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such Exchange Offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------


The contract offers variable investment options which we call Variable Portfolios, and fixed investment options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the fixed investment options. A mixture of your investment in the Variable Portfolios and fixed account options may lower the risk associated with investing only in a variable investment option.


VARIABLE PORTFOLIOS

These Variable Portfolios invest in shares of the Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust and the WM Variable Trust (the "Trusts"). Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by First SunAmerica, and other affiliated/unaffilated insurance companies. Neither First SunAmerica nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. Each Trust's adviser monitors its Trust for potential conflicts.


ANCHOR SERIES TRUST -- CLASS 3


Wellington Management Company, LLP serves as subadviser to the AST Portfolio. AST contains Variable Portfolios in addition to those listed below which are not available for investment under this contract.


SUNAMERICA SERIES TRUST -- CLASS 3


Various subadvisers provide investment advice for the SAST Portfolios. SAST contains Variable Portfolios in addition to those listed below which are not available for investment under this contract.


VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II


Van Kampen Asset Management Inc. provides investment advice for the VKT portfolios. VKT contains investments portfolios in addition to the one listed here which are not available for investment under this contract.


WM VARIABLE TRUST -- CLASS 2


WM Advisors, Inc. serves as adviser for the WMVT Funds and Portfolios and also hires subadvisers to manage the day-to-day operations of certain investment options.

The Variable Portfolios along with their respective subadvisers are listed below:


STRATEGIC ASSET MANAGEMENT PORTFOLIOS
Flexible Income Portfolio                                    WM Advisors, Inc.                                      WMVT
Conservative Balanced Portfolio                              WM Advisors, Inc.                                      WMVT
Balanced Portfolio                                           WM Advisors, Inc.                                      WMVT
Conservative Growth Portfolio                                WM Advisors, Inc.                                      WMVT
Strategic Growth Portfolio                                   WM Advisors, Inc.                                      WMVT
EQUITY FUNDS
Technology Portfolio**                                       Van Kampen/Van Kampen Asset Management                 SAST
Global Equities Portfolio                                    Alliance Capital Management, L.P.                      SAST
REIT Fund                                                    WM Advisors, Inc.                                      WMVT
Equity Income Fund                                           WM Advisors, Inc.                                      WMVT
Growth & Income Fund                                         WM Advisors, Inc.                                      WMVT
West Coast Equity Fund                                       WM Advisors, Inc.                                      WMVT
Mid Cap Stock Fund                                           WM Advisors, Inc.                                      WMVT
Growth Fund                                                  Columbia Management Company,                           WMVT
                                                             Janus Capital Management LLC, and
                                                             OppenheimerFunds, Inc.
Small Cap Growth Fund                                        WM Advisors, Inc.                                      WMVT
International Growth Fund                                    Capital Guardian Trust Company                         WMVT
MFS Mid-Cap Growth Portfolio                                 Massachusetts Financial Services Company               SAST
Capital Appreciation Portfolio                               Wellington Management Company, LLP                     AST
Alliance Growth Portfolio                                    Alliance Capital Management, L.P.                      SAST
Van Kampen LIT Comstock Portfolio*                           Van Kampen/Van Kampen Asset Management                 VKT
FIXED-INCOME FUNDS
Short Term Income Fund                                       WM Advisors, Inc.                                      WMVT
U.S. Government Securities Fund                              WM Advisors, Inc.                                      WMVT
Income Fund                                                  WM Advisors, Inc.                                      WMVT
Money Market Fund                                            WM Advisors, Inc.                                      WMVT



 *Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.



**Morgan Stanley Investment Management, Inc., the subadviser for the Technology
  Portfolio, does business in certain circumstances using the name Van Kampen.


YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED INVESTMENT OPTIONS


Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3, or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial advisor to learn if any FAGPs are currently offered.


There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     - CURRENT RATE: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     - RENEWAL RATE: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.


When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.



If you take money out of any available multi-year FAGP, before the end of the guarantee period, we make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA does not apply to any available one year or month fixed accounts. The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX A SHOWS HOW WE CALCULATE AND APPLY THE MVA.



If available, you may systematically transfer interest in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.



All FAGPs may not be available in all states. At any time that we are crediting the guaranteed minimum interest rate specified in your contract to the fixed accounts, we reserve the right to restrict transfers and Purchase Payments into the FAGPs. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please SEE DOLLAR COST AVERAGING BELOW for more details.


  DOLLAR COST AVERAGING FIXED ACCOUNTS


You may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less that the annual crediting rate. We determine the DCAFAs offered at any time in our sole discretion and we reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. SEE DOLLAR COST AVERAGING BELOW for more information.


TRANSFERS DURING THE ACCUMULATION PHASE


During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well. We will process any transfer request as of the day we receive it in good order if the request is received before the New York Stock Exchange ("NYSE") closes, generally at 1:00 p.m. Pacific Time. If the transfer request is received after the NYSE closes, the request will be processed on the next business day.



This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These types of trading strategies can be disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors.

In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges. Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:



- the number of transfers made in a defined period;



- the dollar amount of the transfer;



- the total assets of the Variable Portfolio involved in the transfer;



- the investment objectives of the particular Variable Portfolios involved in your transfers; and/or



- whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.



Subject to our rules, restrictions and policies, you may request transfers of your account value between the Variable Portfolios and/or the available fixed account options by telephone or through AIG SunAmerica's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. We allow 15 free transfers per contract per year. We charge $25 for each additional transfer in any contract year. Transfers resulting from your participation in the Automatic Asset Rebalancing or DCA programs do not count against your 15 free transfers.



All transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request. For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement.



We may not accept telephone or Internet transfers unless you elect the telephone or Internet option on your contract application, or you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.



We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.



DOLLAR COST AVERAGING PROGRAM



The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. There is no fee to participate in this program. Under the program you systematically transfer a set dollar amount or percentage from one Variable Portfolio or an available fixed account option (source accounts) to any other Variable Portfolio. Transfers occur on certain periodic schedules, such as monthly or weekly and do not count against your 15 free transfers per contract year. The minimum transfer amount under the DCA program is $100 per transfer, regardless of the source account. Fixed account options are not available as target accounts for the DCA program.


We may also offer DCAFAs exclusively to facilitate this program. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate a Purchase Payment into a

DCAFA, we transfer all your money allocated to that account into the Variable Portfolio(s) over the selected 6-month or 1-year period. You cannot change the option once selected.



We determine the amount of the transfers from the DCAFAs based on the total amount of money allocated to the account. For example, if you allocate $1,000 to the 1-year DCAFA, we completely transfer all of your money to the selected investment options over a period of ten months, so that each payment complies with the $100 per transfer minimum.



You may terminate a DCA program at any time. Upon termination of the DCA program, if money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocation on file.



The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.


We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each month from the Money Market Fund to the Alliance Growth Portfolio over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

MONTH   ACCUMULATION UNIT   UNITS PURCHASED
-----   -----------------   ---------------
  1          $ 7.50               100
  2          $ 5.00               150
  3          $10.00                75
  4          $ 7.50               100
  5          $ 5.00               150
  6          $ 7.50               100

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM


Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The automatic Asset Allocation Rebalancing Program addresses this situation. There is no fee to participate in this program. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semi-annual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year. We reserve the right to modify, suspend or terminate this program at any time.


     EXAMPLE:


     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the WM Income Fund and 50% in the Alliance Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the WM Income Fund now represents 60% of your holdings because it has increased in value and the Alliance Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the WM Income Fund to bring its holdings back to 50% and use the money to buy more units in the Alliance Growth Portfolio to increase those holdings to 50%.

VOTING RIGHTS


First SunAmerica is the legal owner of shares of the Trusts. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.


SUBSTITUTION


We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.


ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract in two ways:

     -  By making a partial or total withdrawal, and/or;

     - By receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.


Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal and a MVA if a withdrawal comes from the 3-year fixed investment option prior to the end of a guarantee period. If you withdraw your entire contract value, we also deduct applicable premium taxes and a contract maintenance fee. SEE EXPENSES BELOW.



We calculate charges due on a total withdrawal on the day after we receive your request and other required paper work. We return your contract value less any applicable fees and charges.


The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.


For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no election of optional benefits and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 3 you request a full surrender of your contract. We will apply the following calculation,


A - (B X C) = D, where:

A = Your contract value at the time of your request for surrender ($90,000) B = The amount of your Purchase Payments still subject to withdrawal charge ($100,000)
C = The withdrawal charge percentage applicable to the age of each Purchase Payment (5%) [B X C = $5,000]
D = Your full surrender value ($85,000)


The minimum partial withdrawal amount is $1,000. We require that the value left in any Variable Portfolio or fixed account be at least $100, after the withdrawal, and your total Contract Value must be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each Variable Portfolio and the fixed investment options in which your contract is invested. In the event that a pro rata partial withdrawal would cause the value of any Variable Portfolio or fixed account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.


We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.


Additionally, we reserve the right to defer payments for a fixed withdrawal from a fixed investment option. Such deferrals are limited to no longer than six months.


FREE WITHDRAWAL PROVISION


Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. HOWEVER, UPON A FUTURE FULL SURRENDER OF YOUR CONTRACT ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A SURRENDER CHARGE, IF ANY IS APPLICABLE AT THE TIME OF THE FULL SURRENDER.



Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the third year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully above. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.



To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms. These are penalty free earnings and the total invested amount.


The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount are as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the part of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal, and

     - Any prior withdrawals (including withdrawal charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.


When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.



During the first year after we issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount, less any withdrawals already made during the contract year.


After the first contract year, you can take out the greater of the following amounts each year (1) your penalty-free earnings and any portion of your total invested amount no longer subject to withdrawal charge or (2) 10% of the portion of your total invested amount that has been in your contract for at least one year, less any withdrawals already made during the contract year.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.


The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.


MINIMUM CONTRACT VALUE


Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.


QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES BELOW for a more detailed explanation. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty.


OPTIONAL LIVING BENEFITS

--------------------------------------------------------------------------------


YOU MAY ELECT THE OPTIONAL LIVING BENEFIT DESCRIBED BELOW. THIS FEATURE IS DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTION BELOW FOR DETAILED INFORMATION.



CAPITAL PROTECTOR FEATURE



What is Capital Protector?



The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.



If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.



How can I elect the feature?



You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date.



The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.



Can Capital Protector be Cancelled?



Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.



How is the benefit calculated?



The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:



                            PERCENTAGE OF PURCHASE PAYMENTS
TIME ELAPSED SINCE                  INCLUDED IN THE
EFFECTIVE DATE           CAPITAL PROTECTOR BENEFIT CALCULATION
------------------       -------------------------------------
 0-90 days                                   100%
 91+ days                                      0%

The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:



     (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;



     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.







We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as the optional death benefits, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.



What is the Fee for Capital Protector?



Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. The full quarterly charge will be deducted at the time of annuitization prior to the end of the waiting period, even though no Capital Protector benefit is payable. Once the feature is terminated, as discussed above, the charge will no longer be deducted.



CONTRACT YEAR                               ANNUALIZED FEE *
-------------                               ----------------
 0-5                                              0.65%
 6-10                                             0.45%
 11+                                               none



* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.



What Happens to Capital Protector upon a Spousal Continuation?



If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.



Important Information



The Capital Protector feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Capital Protector would not protect the majority of those payments.



Since the Capital Protector feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Capital Protector benefit. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Capital Protector benefit.



We reserve the right to modify, suspend or terminate the capital protector feature (in its entirety or any component) at any time for prospectively issued contracts.



We will not assess a fee for the Capital Protector feature upon surrender.

DEATH BENEFITS
--------------------------------------------------------------------------------

If you should die during the Accumulation Phase, your Beneficiary will receive a death benefit. The death benefit options are discussed in detail below.

The death benefit is not paid after you begin the Income Phase. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments in accordance with the income option you choose. SEE INCOME OPTIONS BELOW.


You select the Beneficiary to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.



We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to us.



The death benefit must be paid within 5 years of the date of death. The Beneficiary may, in the alternative, elect to have the death benefit payable in the form of an income payment. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Income payments must begin within one year of the owner's death. If the Beneficiary is the spouse of the deceased owner, he or she can elect to continue the contract, rather than receive a death benefit. SEE SPOUSAL CONTINUATION BELOW. If the Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.


If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

This contract provides two death options: the Standard Death Benefit which is automatically included in your contract for no additional fee and an optional enhanced death benefit called "Maximum Anniversary Value". Your death benefit elections must be made at the time of contract application and the election cannot be terminated.

The term "Net Purchase Payment" is used frequently in explaining the death benefit options. Net Purchase Payment is an on-going calculation. It does not represent a contract value.


We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (including fees and charges applicable to the withdrawal) by the contract value immediately before taking that withdrawal. The resulting percentage is then multiplied by the amount of total Purchase Payments and subtracted from the amount of total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment calculation.



To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.


The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

STANDARD DEATH BENEFIT

The Standard Death Benefit on your contract, is the greater of:

     1.  Net Purchase Payments; or


     2. The contract value on the date we receive all required paperwork and satisfactory proof of death.


OPTIONAL DEATH BENEFIT

For an additional fee, you may elect the Maximum Anniversary Value death benefit which can provide greater protection for your beneficiaries if you die prior to age 90. You must choose this benefit at the time you purchase your contract and you cannot terminate your election at any time. The optional death benefit is not available if you are age 81 or older at the time of contract issue. The fee for this optional death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios. This fee is no longer deducted upon the owner's 90th birthday.

The Optional Death Benefit is the greater of:

     1.  Net Purchase Payments; or


     2. The contract value on the date we receive all required paperwork and satisfactory proof of death; or


     3. The maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If you (or your Continuing Spouse) live to be age 90 or older, the death benefit will be contract value.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THESE DEATH BENEFIT FEATURES (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your Spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). The contract and its elected features, if any, remain the same. Generally, the Continuing Spouse cannot change any contract provisions as the new owner. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. The Continuing Spouse can only elect to continue the contract upon the death of the original owner of the contract.


Upon continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. The Continuation Contribution is not considered a Purchase Payment for any other calculation except as noted in Appendix B. To the extent the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.


Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of the Optional Death Benefit and the available death benefit will be the Standard Death Benefit. If the Continuing Spouse is age 81 or older on the Continuation Date, and if a Continuation Contribution is added to the contract value, the only available death benefit will be the Standard Death Benefit. If the Maximum Anniversary Value optional death benefit was selected and the Continuing Spouse lives to age 90 or older, the death benefit will be the contract value. The fee for the optional Maximum Anniversary Value death benefit will no longer be deducted after the Continuing Spouse's 90th birthday.

The determination of any future death benefits under the Contract will generally be made using the age of the Continuing Spouse on the Continuation Date, if any Continuation Contribution has been made, and the date of the Continuing Spouse's death. If no Continuation Contribution has been made to the contract on the Continuation Date, the age of the spouse on the date of the original contract issue will be used to determine any age-driven benefits.

SEE APPENDIX B FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

EXPENSES
--------------------------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance charge or withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

SEPARATE ACCOUNT CHARGES

The Company deducts a separate account charge in the amount of 1.55%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.


If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Separate Account Charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.






WITHDRAWAL CHARGES

During the Accumulation Phase you may make withdrawals from your contract; however, a withdrawal charge may apply. We apply a withdrawal charge upon an early withdrawal against each Purchase Payment you put into the contract. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The contract does provide a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

      YEAR          1    2    3   4+
-----------------  ---  ---  ---  ---
Withdrawal
  Charge.........   7%   6%   5%   0%


After a Purchase Payment has been in the contract for three complete years, the withdrawal charge no longer applies to that Purchase Payment. When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.



Whenever possible, we deduct the withdrawal charge from the money remaining in your contract from each of your investment options on a pro-rata basis. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn. We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We do not currently assess a withdrawal charge upon election to receive income payments from your contract. Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES BELOW.

INVESTMENT CHARGES

INVESTMENT MANAGEMENT FEES

Charges are deducted from the assets of the investment portfolios underlying the Variable Portfolio(s) for the advisory and other expenses of the portfolios. SEE FEE TABLES ABOVE.

SERVICE FEES

Shares of each Trust are subject to fees imposed under a servicing plan adopted by that Trust pursuant to Rule 12b-1 of the Investment Company Act of 1940. This service fee is shown in the Fee Tables and is also known as a 12b-1 fee. Generally, this fee may be paid to financial intermediaries for services provided over the life of the contract. SEE INVESTMENT PORTFOLIO EXPENSES OF VARIABLE PORTFOLIOS ABOVE.

FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUSES FOR THE UNDERLYING FUNDS.

CONTRACT MAINTENANCE CHARGE


During the Accumulation Phase, we subtract a contract maintenance charge from your account once per year. This charge compensates us for the cost of contract administration. If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice. We deduct the $30 contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.


TRANSFER FEE


We allow 15 free transfers per contract year. We charge $25 for each additional transfer in any contract year.



OPTIONAL CAPITAL PROTECTOR FEE



The fee for the Capital Protector feature is as follows:



                                  ANNUALIZED
CONTRACT YEAR*                      CHARGE
--------------                    -----------
0-5............................      0.65%
6-10...........................      0.45%
11+............................      none



The fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value.


OPTIONAL DEATH BENEFIT FEE


The fee for the Maximum Anniversary Value optional death benefit is 0.15% of average daily ending value of the assets you have allocated to the Variable Portfolios.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED


Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected

Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.


First SunAmerica may make such a determination regarding sales to its employees, its affiliates' employees and affiliates' employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (latest Annuity
Date).

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS


Currently, this Contract offers five Income Options. Other annuity options may be available. Please check with the Annuity Service Center for details. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3.



We base our calculation of income payments on the life of the Annuitant and the annuity factors set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.


OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY


This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your Contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.


We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments direct deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.


ALLOCATION OF ANNUITY PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, First SunAmerica guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the Variable Portfolio(s) in which you invest.

FIXED OR VARIABLE INCOME PAYMENTS

Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolio(s) only, your income payments will be variable and your money is only in fixed accounts at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable, unless otherwise elected.

INCOME PAYMENTS

Your income payments will vary if you are invested in the Variable Portfolio(s) after the Annuity date depending on four factors:

     - For life options, your age when payments begin, and in most states, if a Non-Qualified Contract, your gender;

     - The value of your contract in the Variable Portfolio(s) on the Annuity Date;

     - The 3.5% assumed investment rate ("AIR") for variable income payments used in the annuity table for the contract, and;

     - The performance of the Variable Portfolio(s) in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolio(s) after the Annuity Date, the allocation of funds between the fixed accounts and Variable Portfolio(s) also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on the assumed AIR of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

Please read the SAI, available upon request, for a more detailed discussion of the income options. SEE ALSO ACCESS TO YOUR MONEY ABOVE for a discussion of when payments from a Variable Portfolio may be suspended or postponed.


TAXES

--------------------------------------------------------------------------------


NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.



ANNUITY CONTRACTS IN GENERAL



The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.



TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS



If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)



Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.



The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.



Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.



MINIMUM DISTRIBUTIONS



Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.



You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.



You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.



TAX TREATMENT OF DEATH BENEFITS



Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.



If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.



CONTRACTS OWNED BY A TRUST OR CORPORATION



A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.



GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT



If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.



DIVERSIFICATION AND INVESTOR CONTROL



The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.


PERFORMANCE
--------------------------------------------------------------------------------

We advertise the Money Market Fund's yield and effective yield. In addition, the Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.


When we advertise hypothetical performance for periods prior to the date the Variable Portfolios were first added to the Separate Account, we derive the figures from the performance of the corresponding Underlying Funds of the Trusts, if available. We modify these numbers to reflect charges and expenses as if the Variable Portfolios were in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of a particular Variable Portfolio.


OTHER INFORMATION
--------------------------------------------------------------------------------

FIRST SUNAMERICA

First SunAmerica is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978.

First SunAmerica and its affiliates, SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company), AIG SunAmerica Asset Management Corporation, and AIG Advisors Group, Inc. (comprising six broker-dealers and two investment advisers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

THE SEPARATE ACCOUNT

First SunAmerica originally established a separate account, FS Variable Separate Account (the "Separate Account"), under New York law on September 9, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

First SunAmerica owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of First SunAmerica. Assets in the Separate Account are not guaranteed by First SunAmerica.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.


PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

--------------------------------------------------------------------------------


PAYMENTS TO BROKER-DEALERS



Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 6.0% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value, annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.



We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.



We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain compensation payments may increase our cost of doing business in a particular firm and may result in higher contractual fees and charges if you purchase your contract through such a firm. SEE EXPENSES ABOVE.



WM Funds Distributor, Inc. 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101 distributes the contracts. WM Funds Distributors is registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.



PAYMENTS WE RECEIVE



In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.45% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.


ADMINISTRATION


We are responsible for the administrative servicing of your contract. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the Automatic Payment Plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately.



During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. Please contact our Annuity Service Center at 1-877-311-WMVA (9682), if you have any comment, question or service request.



We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmations or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.


LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. First SunAmerica engages in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account.

OWNERSHIP

The WM Diversified Strategies(III) Variable Annuity is a Flexible Payment Individual Deferred Annuity contract.

INDEPENDENT ACCOUNTANTS


The audited financial statements of First SunAmerica Life Insurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 and the audited financial statements of FS Variable Separate Account at December 31, 2003, and for each of the two years in the period ended December 31, 2003 are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION


Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (877) 311-WMVA (9682). The contents of the SAI are tabulated below.


Separate Account............................................    2
General Account.............................................    2
Performance Data............................................    3
Income Payments.............................................    9
Annuity Unit Values.........................................    9
Variable Annuity Payments...................................   10
Taxes.......................................................   11
Distribution of Contracts...................................   16
Financial Statements........................................   16

APPENDIX A - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.


We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.



Where the MVA is negative, we first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.


The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:
                            [(1+I/(1+J+L)](N/12) - 1

where:

            I is the interest rate you are earning on the money invested in the FAGP;

            J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

            N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and


            L is 0.0025 (some states require a different value; see your Contract)


We do not assess an MVA against withdrawals from a FAGP under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     -  If a withdrawal is made to pay contract fees and charges;

     -  To pay a death benefit; and

     -  Upon beginning an income option, if occurring on the Latest Annuity
        Date.

                              EXAMPLES OF THE MVA

The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and


     (4)  Your contract was issued in a state where L = 0.0025.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn fall within the free withdrawal amount.



The MVA factor is


                            = [(1+I)/(1+J+0.0025)](N/12) - 1


                            = [(1.05)/(1.04+0.0025)](18/12) - 1


                            = (1.007194)(1.5) - 1


                            = 1.010811 - 1


                            = +0.010811



The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:



                         $4,000 x (+0.010811) = +$43.24



$43.24 represents the positive MVA that would be added to the withdrawal.



NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn fall within the free withdrawal amount.



The MVA factor is


                            = [(1+I)/(1+J+0.0025)](N/12) - 1


                            = [(1.05)/(1.06+0.0025)](18/12) - 1


                            = (0.988235)(1.5) - 1


                            = 0.982405 - 1


                            = - 0.017595



The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:



                        $4,000 x (-0.017595) = - $70.38



$70.38 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.



POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.



The MVA factor is


                            = [(1+I)/(1+J+0.0025)](N/12) - 1


                            = [(1.05)/(1.04+0.0025)](18/12) - 1


                            = (1.007194)(1.5) - 1


                            = 1.010811 - 1


                            = +0.010811



The requested withdrawal amount, less the withdrawal charge ($4,000 (LOGO) 6% $4,000 = $3,760) is multiplied by the MVA factor to determine the MVA:



                         $3,760 x (+0.010811) = +$40.65



$40.65 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.



The MVA factor is


                            = [(1+I)/(1+J+0.0025)](N/12) - 1


                            = [(1.05)/(1.06+0.0025)](18/12) - 1


                            = (0.988235)(1.5) - 1


                            = 0.982405 - 1


                            = -0.017595



The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% (LOGO) $4,000 = $3,760) is multiplied by the MVA factor to determine the MVA:


                         $3,760 x (-0.017595) = -$66.16



$66.16 represents the negative MVA that would be deducted from the withdrawal.

APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution. All capitalized terms have the same meaning as they have in the prospectus.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH


If the Standard Death Benefit is applicable upon the Continuing Spouse's death we will pay the beneficiary the greater of:


1.  Net Purchase Payments; or


2. The contract value at the time we receive all required paperwork and satisfactory proof of death.


ENHANCED DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH


If the Enhanced Death Benefit is applicable upon the Continuing Spouse's death, we will pay the Beneficiary this death benefit.


MAXIMUM ANNIVERSARY VALUE:

If the continuing Spouse is younger than age 90 at the time of death, the death benefit is the greatest of:

a.  Continuation Net Purchase Payments; or


b. The contract value at the time we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or


c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary, reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.


If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive satisfactory proof of death.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  APPENDIX C - CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                              FISCAL YEAR
                                                                 ENDING
                                                                  2003
                                                              ------------
ANCHOR SERIES TRUST:
  Capital Appreciation Portfolio (Inception
    Date -- 02/11/03)
        Beginning AUV.......................................  (a) $24.940
                                                              (b) $24.940
        Ending AUV..........................................  (a) $34.261
                                                              (b) $33.687
        Ending Number of AUs................................  (a) 181
                                                              (b) 4
--------------------------------------------------------------------------
SUNAMERICA SERIES TRUST:
  Alliance Growth Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $20.801
                                                              (b) $20.801
        Ending AUV..........................................  (a) $27.200
                                                              (b) $26.934
        Ending Number of AUs................................  (a) 198
                                                              (b) 955
--------------------------------------------------------------------------
  Global Equities Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $11.824
                                                              (b) $11.824
        Ending AUV..........................................  (a) $15.711
                                                              (b) $15.662
        Ending Number of AUs................................  (a) 173
                                                              (b) 49
--------------------------------------------------------------------------
  MFS Mid-Cap Growth Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.818
                                                              (b) $6.818
        Ending AUV..........................................  (a) $9.417
                                                              (b) $9.409
        Ending Number of AUs................................  (a) 252
                                                              (b) 165
--------------------------------------------------------------------------
  Technology Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $1.693
                                                              (b) $1.693
        Ending AUV..........................................  (a) $2.548
                                                              (b) $2.528
        Ending Number of AUs................................  (a) 8,930
                                                              (b) 58
--------------------------------------------------------------------------
WM VARIABLE TRUST:
  Balanced Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.594
                                                              (b) $6.588
        Ending AUV..........................................  (a) $8.156
                                                              (b) $8.138
        Ending Number of AUs................................  (a) 263,974
                                                              (b) 91,028
--------------------------------------------------------------------------
  Conservative Balanced Portfolio (Inception
    Date -- 02/11/03)
        Beginning AUV.......................................  (a) $5.273
                                                              (b) $5.273
        Ending AUV..........................................  (a) $6.140
                                                              (b) $6.132
        Ending Number of AUs................................  (a) 24,908
                                                              (b) 450
--------------------------------------------------------------------------
  Conservative Growth Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.354
                                                              (b) $6.351
        Ending AUV..........................................  (a) $8.334
                                                              (b) $8.320
        Ending Number of AUs................................  (a) 107,876
                                                              (b) 21,962
--------------------------------------------------------------------------
  Equity Income Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $5.204
                                                              (b) $5.193
        Ending AUV..........................................  (a) $6.997
                                                              (b) $6.973
        Ending Number of AUs................................  (a) 18,266
                                                              (b) 3,856
--------------------------------------------------------------------------
              (a) Without election of Estate Advantage
              (b) With election of Estate Advantage

                                                              FISCAL YEAR
                                                                 ENDING
                                                                  2003
                                                              ------------
  Flexible Income Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.509
                                                              (b) $6.501
        Ending AUV..........................................  (a) $7.286
                                                              (b) $7.267
        Ending Number of AUs................................  (a) 98,131
                                                              (b) 2,678
--------------------------------------------------------------------------
  Growth Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $4.568
                                                              (b) $4.560
        Ending AUV..........................................  (a) $6.148
                                                              (b) $6.130
        Ending Number of AUs................................  (a) 654
                                                              (b) 8,867
--------------------------------------------------------------------------
  Growth & Income Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $4.407
                                                              (b) $4.407
        Ending AUV..........................................  (a) $5.806
                                                              (b) $5.798
        Ending Number of AUs................................  (a) 4,092
                                                              (b) 236
--------------------------------------------------------------------------
  Income Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.243
                                                              (b) $6.236
        Ending AUV..........................................  (a) $6.673
                                                              (b) $6.656
        Ending Number of AUs................................  (a) 17,501
                                                              (b) 7,813
--------------------------------------------------------------------------
  International Growth Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $3.560
                                                              (b) $3.543
        Ending AUV..........................................  (a) $5.023
                                                              (b) $4.992
        Ending Number of AUs................................  (a) 3,988
                                                              (b) 28
--------------------------------------------------------------------------
  Mid Cap Stock Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $5.599
                                                              (b) $5.608
        Ending AUV..........................................  (a) $7.347
                                                              (b) $7.349
        Ending Number of AUs................................  (a) 4,299
                                                              (b) 18
--------------------------------------------------------------------------
  Money Market Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $5.763
                                                              (b) $5.748
        Ending AUV..........................................  (a) $5.703
                                                              (b) $5.680
        Ending Number of AUs................................  (a) 12
                                                              (b) 12
--------------------------------------------------------------------------
  REIT Fund (Inception Date -- 10/1/03)
        Beginning AUV.......................................  (a) $10.600
                                                              (b) $10.605
        Ending AUV..........................................  (a) $11.535
                                                              (b) $11.501
        Ending Number of AUs................................  (a) 10
                                                              (b) 10
--------------------------------------------------------------------------
  Short Term Income Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.227
                                                              (b) $6.225
        Ending AUV..........................................  (a) $6.406
                                                              (b) $6.396
        Ending Number of AUs................................  (a) 3,343
                                                              (b) 16
--------------------------------------------------------------------------

                                                              FISCAL YEAR
                                                                 ENDING
                                                                  2003
                                                              ------------
  Small Cap Growth Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $3.720
                                                              (b) $3.712
        Ending AUV..........................................  (a) $6.474
                                                              (b) $6.452
        Ending Number of AUs................................  (a) 3,746
                                                              (b) 27
--------------------------------------------------------------------------
              (a) Without election of Estate Advantage
              (b) With election of Estate Advantage
  Strategic Growth Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.541
                                                              (b) $6.531
        Ending AUV..........................................  (a) $8.959
                                                              (b) $8.934
        Ending Number of AUs................................  (a) 22,673
                                                              (b) 3,173
--------------------------------------------------------------------------
  U.S. Government Securities Fund (Inception
    Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.220
                                                              (b) $6.215
        Ending AUV..........................................  (a) $6.238
                                                              (b) $6.225
        Ending Number of AUs................................  (a) 2,796
                                                              (b) 21,057
--------------------------------------------------------------------------
  West Coast Equity Fund (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $6.451
                                                              (b) $6.440
        Ending AUV..........................................  (a) $9.438
                                                              (b) $9.410
        Ending Number of AUs................................  (a) 1,338
                                                              (b) 17
--------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST:
  LIT Comstock Portfolio (Inception Date -- 02/11/03)
        Beginning AUV.......................................  (a) $7.709
                                                              (b) $7.673
        Ending AUV..........................................  (a) $10.475
                                                              (b) $10.412
        Ending Number of AUs................................  (a) 440
                                                              (b) 29
--------------------------------------------------------------------------
              (a) Without election of Estate Advantage
              (b) With election of Estate Advantage

--------------------------------------------------------------------------------

 Please forward a copy (without charge) of the WM Diversified Strategies(III) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
       Name

       ------------------------------------------------------------------
       Address

       ------------------------------------------------------------------
       City/State/Zip

       ------------------------------------------------------------------

       Date:
       -----------------------------  Signed: ----------------------------

 Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                                     Part II
                     Information Not Required in Prospectus

Item 14. Other Expenses of Issuance and Distribution.

      The following table sets forth the expenses in connection with the issuance and distribution of the securities being registered, other than underwriting discounts and commissions. All of the amounts shown are estimates, except the SEC registration fee.


             SEC registration fee..........................  $   6,068.00
             Printing and engraving........................  $  50,000.00
             Legal fees and expenses.......................  $  10,000.00
             Rating agency fees............................  $   7,500.00
             Miscellaneous.................................  $  10,000.00
                                                             ------------
                  Total....................................  $  83,568.00


Item 15. Indemnification of Directors and Officers.

      Section 719 of the Business Corporation Law of the State of New York permits the indemnification of directors, officers, employees and agents of New York corporations. Section 10 of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent required or permitted by the Laws of the State of New York, now or hereafter in force, whether such persons are serving the Company, or, at its request, any other entity, which indemnification shall include the advance of expenses under the procedures and to the full extent permitted by law. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent.

Item 16. Exhibits and Financial Statements Schedules.


  Exhibit No.            Description
  -----------            -----------
      (1)         Form of Underwriting Agreement                                                           ***
      (2)         Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession              **
      (3)         (a)    Amended and Restated Articles of Incorporation                                    ***
                  (b)    Amended and Restated By-Laws                                                      ***
      (4)         (a)    Flexible Premium Individual Modified Guaranteed and Variable Annuity Contract     ****
                  (b)    Individual Modified Guaranteed and Variable Annuity Application                   ****
                  (c)    Variable Annuity Contract                                                         +
                  (d)    Application for Contract Annuity Application                                      +
      (5)         Opinion of Counsel re: Legality                                                          ++
      (6)         Opinion re Discount on Capital Shares                                                    **
      (7)         Opinion re Liquidation Preference                                                        **
      (8)         Opinion re Tax Matters                                                                   **
      (9)         Voting Trust Agreement                                                                   **
      (10)        Material Contracts                                                                       **
      (11)        Statement of Computation of Per Share Earnings                                           **
      (12)        Statement of Computation of Ratios                                                       **
      (14         Material Foreign Patents                                                                 **
      (15)        Letter re Unaudited Financial Information                                                **
      (16)        Letter re Change in Certifying Accountant                                                **
      (23)        (a)    Consent of Independent Accountants                                                *

                  (b)    Consent of Attorney                                                               **
      (24)        Power of Attorney
                  (a)    September 2003                                                                    ++
                  (b)    April 2004                                                                        *
      (25)        Statement of Eligibility of Trustee                                                      **
      (26)        Invitation of Competitive Bids                                                           **
      (27)        Financial Data Schedule                                                                  *****
      (28)        Information Reports Furnished to State Insurance Regulatory Authority                    **
      (29)        Other Exhibits                                                                           **


       *          Filed Herewith
       **         Not Applicable
      ***         Incorporated by reference to Post-Effective Amendment No. 7 to
                  File No. 033-85016, filed January 20, 1998, Accession No.
                  0000950148-98-000074.
      ****        Incorporated by reference to Post-Effective Amendment No. 8 to
                  File No. 033-85016, filed March 17, 1998, Accession No.
                  0000950148-98-000633.
     *****        Incorporated by reference to Post-Effective Amendment No. 11 to File No. 033-85016, filed February 2, 1999, Accession No.
                  0000950148-99-000188.

       + Incorporated by reference to Pre-Effective Amendment 1 and 1 filed on Form N-4 to File Nos. 333-101487 and 811-08810, filed January 2, 2003, Accession No. 0000898430-03-000003.


       ++ Incorporated by reference to Initial Registration Statement No. 333-109581 on Form S-3 filed October 9, 2003, Accession No. 0000950148-03-002455.


Item 17. Undertakings.

      The undersigned registrant, First SunAmerica Life Insurance Company, hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


      Pursuant to the requirement of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement File No. 333-109581 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California on this 22nd day of April, 2004.


                                    FIRST SUNAMERICA LIFE INSURANCE
                                    COMPANY (Registrant)

                                    By: /s/ Jay S. Wintrob
                                        ----------------------------------------
                                        Jay S. Wintrob, Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


SIGNATURE                                      TITLE                       DATE
--------------------------------------------------------------------------------------
JAY S. WINTROB*                       Chief Executive Officer,          April 22, 2004
-----------------------------           President & Director
Jay S. Wintrob                     (Principal Executive Officer)

BRUCE R. ABRAMS*                             Director                   April 22, 2004
-----------------------------
Bruce R. Abrams


M. BERNARD AIDINOFF*                         Director                   April 22, 2004
-----------------------------
M. Bernard Aidinoff

JAMES R. BELARDI*                            Director                   April 22, 2004
-----------------------------
James R. Belardi

MARION E. FAJEN*                             Director                   April 22, 2004
-----------------------------
Marion E. Fajen

PATRICK J. FOLEY*                            Director                   April 22, 2004
-----------------------------
Patrick J. Foley

MARC H. GAMSIN*                              Director                   April 22, 2004
-----------------------------
Marc H. Gamsin

CECIL C. GAMWELL III*                        Director                   April 22, 2004
-----------------------------
Cecil C. Gamwell III


N. SCOTT GILLIS*                             Director,                  April 22, 2004
-----------------------------          Senior Vice President &
N. Scott Gillis                        Chief Financial Officer
                                    (Principal Financial Officer)

JANA W. GREER*                               Director                   April 22, 2004
-----------------------------
Jana W. Greer

JACK R. HARNES*                              Director                   April 22, 2004
-----------------------------
Jack R. Harnes

DAVID L. HERZOG*                             Director                   April 22, 2004
-----------------------------
David L. Herzog

JOHN I. HOWELL*                              Director                   April 22, 2004
-----------------------------
John I. Howell

CHRISTINE A. NIXON*                          Director                   April 22, 2004
-----------------------------
Christine A. Nixon

ERNEST T. PATRIKIS*                          Director                   April 22, 2004
-----------------------------
Ernest T. Patrikis

STEWART R. POLAKOV*             Senior Vice President & Controller      April 22, 2004
-----------------------------     (Principal Accounting Officer)
Stewart R. Polakov

*/s/ MALLARY REZNIK                                                     April 22, 2004
-----------------------------
Mallary Reznik
Attorney-In-Fact

                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION

(23) (a)      Consent of Independent Accounts

(24) (c)      Power of Attorney - April 2004